UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08748

Wanger Advisors Trust
(Exact name of registrant as specified in charter)

227 W. Monroe Street Suite 3000 Chicago, IL			60606
(Address of principal executive offices)			(Zip code)

Mary C. Moynihan Perkins Coie LLP 700 13th Street, NW Suite 600 Washington, DC 20005
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 634-9200

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Wanger International

2013 Annual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger International

  2013 Annual Report

1	Understanding Your Expenses
2	Containerized Cargo and the Man Who Popularized It
4	Performance Review
6	Statement of Investments
17	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
19	Financial Highlights
20	Notes to Financial Statements
24	Report of Independent Registered Public Accounting Firm
25	Federal Income Tax Information (Unaudited)
26	Board of Trustees and Management of Wanger Advisors Trust

A Comment on Trading Volumes

Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. In the wake of the 2007-2009 financial crisis, trading volumes in both emerging and developed international markets declined significantly and have stayed at generally reduced levels since then. Although it is difficult to accurately assess trends in trading volumes in foreign markets, because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes poses challenges to the Fund. This is particularly so because the Fund focuses on small- and mid-cap companies that usually have lower trading volumes and often takes sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell securities, which can exacerbate the Fund's exposure to volatile markets. The Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in company prices and fundamentals. If the Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As the Fund grows in size, these considerations take on increasing significance and may adversely impact performance.

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with over 40 years of small- and mid-cap investment experience. As of December 31, 2013, CWAM managed $39.7 billion in assets. CWAM is the investment manager to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

An important note: Columbia Wanger Funds are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or certain eligible retirement plans. Columbia Wanger Funds are not offered directly to the public and are not available in all contracts, policies or plans. Contact your financial advisor or insurance representative for more information. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.

Investors should carefully consider investment objectives, risks, charges and expenses before investing. For variable fund and variable contract prospectuses, which contain this and other important information, investors should contact their financial advisor or insurance representative. Read the prospectus carefully before investing.

The views expressed in "Containerized Cargo and the Man Who Popularized It" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger International 2013 Annual Report

Understanding Your Expenses

As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other expenses for Wanger International (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger International	1,000.00	1,000.00	1,156.90	1,019.98	5.94	5.56	1.08

*Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Wanger International 2013 Annual Report

Containerized Cargo and the Man Who Popularized It

Born in a small town in North Carolina, Malcom McLean had little formal schooling beyond grade school. He first worked as a farmer and then operated a gas station. When, in 1934, a road builder asked him where he could hire a truck and a driver, Malcom bought a used truck for $150 and signed on. Malcom went on to build McLean Trucking, one of the largest trucking firms in the country.1 The company was an early adopter of diesel engines and conveyors, and acquired other truckers in order to transport backhauls under Interstate Commerce Commission rules.2

Early in his trucking career, McLean personally had the job of delivering cotton to the port of New York and returning with a truck full of roofing material. He grew impatient waiting for the stevedores to unload and reload his truck and thought that switching full containers would save time and money.3

In 1955, McLean sold his trucking business and bought Pan-Atlantic Steamship Company for $7 million cash. He then bought Pan-Atlantic's former parent company, Waterman, in a $42 million leveraged buyout using Pan-Atlantic as collateral.4 Combined, the companies operated 37 World War II surplus C-2 cargo ships. He also bought four World War II surplus T-2 tankers and had them equipped with spar decks on top, similar to those used during the war to haul large equipment across the Atlantic.

McLean now had the opportunity to put his shipping-by-container idea to work. Until the 1950s, general ocean cargo arrived at ports in crates, boxes, bags and on pallets. It was then meticulously packed by longshoremen; a typical ship took 150 of them four days to load.5 One steamship executive said it cost more to move cargo from the street to the hold of a ship, than it did to move the cargo across the sea.6 McLean decided to save time and space by utilizing detachable truck trailers, and transporting only the container section of the trailer on the vessels.7 In April 1956, service commenced between Port Newark, New Jersey, Miami, Florida and Houston,

Texas. Each of the four ships could accommodate 58 containers that were thirty-three feet long.8

Shipping by container did cost substantially less. As an extreme example, McLean calculated that the cost of hauling bottled beer from Newark to Miami was 94% cheaper by containership than by conventional shipping. More realistically, a government-sponsored study calculated that container shipping cost 39% to 74% less.9 McLean named his intermodal operation Sea-Land Service.

Sea-Land then set about converting six of the C-2 cargo ships in its fleet into dedicated containerships. Containers were to be stacked four high in the hold and two high on the deck, resulting in a capacity of 226 containers per vessel. In order to allow stacking, frames of the containers were strengthened and twist locks were invented to hold adjacent containers in place. The first converted C-2 began hauling containers in October 1957. These containerships could be loaded by a crew of 14 during a single eight-hour shift for a cost nearly 90% less than loading a similar sized break-bulk ship, a ship with cargo loaded individually.10

Imitators soon followed. In August 1958 Matson Line began service between California and Hawaii, carrying 20 containers on deck and conventional break-bulk cargo below. In 1960, Matson began launching dedicated containerships, again converted World War II cargo ships, accommodating up to 356 containers each. In 1960, Grace Line inserted mid-sections into C-2 cargo ships and converted them to containerships capable of carrying 476 containers for shipments between the United States and Latin America. But Grace Line abandoned the service within a few years due to labor problems. McLean launched ships that could carry 476 much larger containers in 1962, and put them into service between the East and West coasts of the United States,11 as well as between the continental United States and Puerto Rico.12 On its tenth anniversary in 1966, Sea-Land had 19 containerships.13 By 1969,

Sea-Land had also converted C-4s to carry 622 containers.14

McLean recognized that to achieve the full benefit of containers, the entire system of ports, labor, trucks and ships would have to change.15 Port Elizabeth, New Jersey, was designed for containerships. Opening in 1962, it had a wide and deep channel and plenty of paved area shore-side for containers in transit.16 New Jersey's share of the Port of New York cargo jumped from 9% in 1956 to 63% in 1970. Around the country, the few ports that had room for containers, good road and rail connections (and a penchant for spending on infrastructure) gained share, while ports relying on piers within congested cities lost out.17 McLean also signed agreements with unions, providing regular work, safe working conditions and provisions for early retirement in exchange for fewer paid employee hours and more flexible work rules.

Trans-Atlantic container shipping started in 1966 and competition increased. McLean decided to build all-new containerships rather than convert old vessels. He specified ships for both size and speed that could carry over 1,200 containers of varying sizes.18 The ships were to steam at 33 knots, well above most others that operated at 18 to 24 knots. The new containerships cost a total of $435 million. In May of 1969, McLean orchestrated a $530 million takeover of Sea-Land by R.J. Reynolds, a cash-rich tobacco company, as Sea-Land needed investment capital and R.J. Reynolds wanted to diversify.19

The first of eight ships launched in 1972. It crossed the Atlantic in under five days and averaged 31 knots, a cargo ship record. After refinements, sister ships were able to make the crossing in under four days, beating the record of all passenger ships except for a ship named the United States.20 Six of the eight ships were eventually assigned to trans-Pacific crossings.

But fast ships use far more fuel than slower ships. Sea-Land's new containerships consumed nearly twice as much fuel per mile at 33 knots than at 24 knots, and at 24 knots consumed

Wanger International 2013 Annual Report

more fuel per container than ships that were designed for 24 knots or less. After two oil price spikes in the 1970s, the ships became unprofitable and were sold in 1981, at less than half their cost of construction, to the U.S. Navy for use as fast supply vessels.21

McLean reduced his role at Sea-Land after the fast ships launched in 1972, resigned from the R.J. Reynolds board in 1977 and sold his last shares in the company in 1980. R.J. Reynolds spun off Sea-Land in 1984; CSX bought it in 1986, and sold it to Maersk in 1999.

McLean re-entered the shipping industry by buying United States Lines from Walter Kidde in April 1978. Later that year, the company placed a record order to construct 12 new containerships, each with a capacity somewhat over 4,250 containers. These ships were 40% larger than the largest containership in existence and would provide United States Lines with the most capacity in the industry. Per container, the ships would be by far the most efficient and would cruise at a fuel-efficient 16 knots. The ships were highly automated and were able to carry nearly 50 times as much cargo per crewmember as the first dedicated cargo ships.22

Tragically for McLean and United States Lines, the price of oil then plunged, fuel efficiency mattered a lot less, and speed became more important. The ships were underpowered and had trouble keeping schedules in rough seas. They could not compete and in 1986 the company filed the biggest bankruptcy in U.S. history. The ships were sold at $0.28 on the dollar 16 months later.23 McLean was mortified by the failure, which cost thousands of jobs and millions of dollars. He died in 2001 at the age of 87, after yet another attempt to re-enter the industry.

Containerships kept getting larger and speeds gradually increased. Beginning in 2006, Maersk launched eight ships capable of carrying over 14,000 containers. Larger containerships had costs per container nearly 50% less than smaller ships.24 In 2013, Maersk launched the Mc-Kinney Moller with a capacity of 18,000 containers and had 19 more on order. These ships are longer than the height of the Empire State Building's occupied floors. Echoing McLean's 1978 order, the ships are designed to be at least 30% more fuel efficient than competitors and cruise at 16 knots.25 Worldwide containership capacity currently exceeds 17 million containers, which, if laid end-to-end, exceeds twice the circumference of the world.26

Containerships made freight transport reliable and incredibly cheap. At least three-quarters of vessels in the Far East/North America trade arrive within a day of schedule. In 2004, 4,000 video recorders could be shipped from the Far East to Europe for $0.83 each and Scotch whisky could be shipped from Europe to Japan for $0.05 per bottle.27 In 2013, it was cheaper to ship Scottish cod 10,000 miles to China for filleting and back to Scotland than to fillet it in Scotland!28

Containerized cargo hiked supplies and reduced prices of consumer goods, raising living standards around the world. The containership industry has high fixed costs and is very cyclical. Also, new more efficient ships increase industry capacity and depress pricing, hurting profitability of existing ships. As investors, we've found more stable opportunities in this industry by investing in adjunct businesses that benefit from increased container volumes. These include freight forwarders, which tend to benefit from declining costs or transport, and container owners, which exist today thanks to the ingenuity of Malcom McLean.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Cudahy, Brian J., Box Boats, How Container Ships Changed the World (New York, New York, Fordham University Press, 2006) p. 21.

2  Levinson, Marc, The Box, How the Shipping Container Made the World Smaller and the World Economy Bigger (Princeton, New Jersey, Princeton University Press, 2006), p. 40-41.

3  Cudahy, Brian J., op. cit., p. 10.

4  Ibid., p. 24.

5  Ibid., p. 35.

6  Ibid., p. 9.

7  Ibid., p. 27.

8  Levinson, Marc, op. cit., p. 49, 51.

9  Ibid., p. 48, 91.

10  Cudahy, Brian J., op. cit., p. 35.

11  Ibid., p. 80.

12  Levinson, Marc, op. cit., p. 72.

13  Cudahy, Brian J., op. cit., p. 90.

14  Ibid., p. 100.

15  Levinson, Marc, op. cit., p. 53.

16  Ibid., p. 91.

17  Ibid., p. 91, 96, 193.

18  Sea-Land's initial containers were 33 and 35 feet long, while Matson Lines' were 24 feet and Grace Lines' measured 17 feet, lengths determined by ship sizes and road regulations. Going forward in this essay, capacity refers to standardized 20-foot trailer equivalent units (TEU), though most containers today are 40 feet long.

19  Levinson, Marc, op. cit., p. 216-217.

20  Cudahy, Brian J., op. cit., p. 123.

21  Ibid., p. 136-137.

22  Ibid., p. 149-150.

23  Levinson, Marc, op. cit., p. 243.

24  Stopford, Martin, Maritime Economics, Third Edition (New York, New York, Routledge, Taylor & Francis Group, 2009) p. 540.

25  Bennett, Drake, "Risk Ahoy: Maersk, Daewoo Build the World's Biggest Boat," Bloomberg Businessweek, September 5, 2013.

26  World Shipping Council website, http://www.worldshipping.org/about-the-industry/liner-ships/container-vessel-fleet.

27  Stopford, Martin, op. cit., p. 512, 522.

28  George, Rose, Ninety Percent of Everything, Inside Shipping, The Invisible Industry that Puts Clothes on Your Back, Gas in Your Car, and Food on Your Plate (New York, New York, Metropolitan Books, Henry Hold and Company, 2013), p. 18.

Wanger International 2013 Annual Report

Performance Review Wanger International

Louis J. Mendes III Co-Portfolio Manager	Christopher J. Olson Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for most recent month-end performance updates.

Wanger International returned 22.37% for the one-year period, outperforming its primary benchmark, the S&P Global Ex-U.S. Between $500M and $5B Index, which was up 16.77%. For comparison, the large-cap, developed market MSCI EAFE Index (Net) rose 22.78% during the year.

2013 was a banner year for many equity markets in the developed world as optimism about economic recovery in Japan, Europe and the United States sent most major market indexes up more than 20%. This optimistic outlook was underpinned by the U.S. Federal Reserve Bank, which in the second quarter indicated that its bond purchase program might be wound down sooner rather than later due to the Fed's rising expectations for economic growth. The resultant jump of approximately 100 basis points in long-term government bond rates had a particularly pronounced effect on the developing world, which was already struggling with deteriorated economic outlooks. Many emerging markets posted weak local market returns, exacerbated in U.S. dollar terms by weakening currencies. The Fund's holdings in Europe and Japan returned over 35% in the year, while holdings elsewhere in Asia, Latin America and Africa averaged 13% gains.

The Fund's top percentage return in the annual period came from QIWI, a Russian provider of electronic payment services that rose 247% on growing payment volumes, strong expected growth in Russian e-commerce, management's decision to return cash to shareholders through special dividends, and broader investor recognition of the quality of the company's business model. Hong Kong-based casino operator Melco International was up 214% for the year. Thanks to ongoing heavy visitation by mainland Chinese to its Macau casino, gaming revenue exceeded both management and analyst expectations. Caesarstone, an Israel-based manufacturer of quartz countertops, rose 210%. The company's innovative products are gaining acceptance internationally as an alternative building material in modern homes.

On the downside, Imtech, a Dutch engineering and consulting company, declined 75% in the year as fraud uncovered in its German subsidiary worked through the company's balance sheet and share price. Mongolian Mining, a Mongolia-based coal producer, fell over 68% as it struggled to make deliveries to the Chinese market on economics consistent with its original projections. In Brazil, loyalty program operator Multiplus fell over 50% as management changes weighed on sentiment that was already soured by downward pressure on the value of its loyalty points from some of its business partners. We opted to remove all of these positions from Wanger International's portfolio during the period.

As we look ahead to 2014, many developed market companies are now trading at valuations higher than mid-term medians, as a result of two years of strong returns. However, we believe that operating fundamentals in many cases continue to show signs of a recovery, which is cause for optimism. In contrast, many emerging market companies are struggling with the twin overhang of rising interest rates and weaker domestic economic growth. Of course, these headwinds are in many cases also reflected in lower valuations, which could create opportunity. As always, we will work to identify situations where we believe that companies with good or improving fundamentals can be bought for shareholders at a reasonable price.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility. Please also see "A Comment on Trading Volumes" on the table of contents page of this report.

Fund holdings are as of the date given, are subject to change at any time and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/13

Melco International	0.9%
Caesarstone	0.4
QIWI	0.3

Wanger International 2013 Annual Report

Growth of a $10,000 Investment in Wanger International
May 3, 1995 (inception date) through December 31, 2013

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiamanagement.com.

This graph compares the results of $10,000 invested in Wanger International on May 3, 1995 (the date the Fund began operations) through December 31, 2013, to the S&P Global Ex-U.S. Between $500M and $5B Index with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 12/31/13

1. Melco Crown Entertainment - ADR (Hong Kong) Macau Casino Operator	1.4%
2. Coronation Fund Managers (South Africa) South African Fund Manager	1.3
3. Charles Taylor (United Kingdom) Insurance Services	1.1
4. Aalberts Industries (Netherlands) Flow Control & Heat Treatment	1.1
5. WuXi Pharma Tech - ADR (China) Largest Contract Research Organization Business in China	1.0
6. CCL Industries (Canada) Largest Global Label Converter	1.0
7. Neopost (France) Postage Meter Machines	1.0
8. Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	1.0
9. Eurofins Scientific (France) Food, Pharmaceuticals & Materials Screening & Testing	1.0
10. Naspers (South Africa) Media in Africa, China, Russia & Other Emerging Markets	0.9

Top 5 Countries

As a percentage of net assets, as of 12/31/13

Japan	20.0%
United Kingdom	11.1
Taiwan	4.7
Hong Kong	4.7
South Africa	4.0

Results as of December 31, 2013

	4th quarter*	1 year	5 years	10 years
Wanger International	6.07%	22.37%	18.90%	12.56%
S&P Global Ex-U.S. Between $500M and $5B Index**	4.06	16.77	17.45	10.62
MSCI EAFE Index (Net)	5.71	22.78	12.44	6.91
Lipper Variable Underlying International Growth Funds Index	6.41	19.93	14.01	7.51

* Not annualized.

** The Fund's primary benchmark.

NAV as of 12/31/13: $34.55

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity or life insurance policy or qualified pension or retirement plan. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio of 1.07% is stated as of the Fund's prospectus dated May 1, 2013, and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions.

The S&P Global Ex-U.S. Between $500M and $5B Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States. The MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties. The performance of the MSCI EAFE Index (Net) is provided to show how the Fund's performance compares to a widely recognized broad-based index of foreign market performance. The Lipper Variable Underlying International Growth Funds Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Variable Underlying International Growth Funds Classification, and shows how the Fund's performance compares with returns of an index of funds with similar investment objectives. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Wanger International 2013 Annual Report

Wanger International

Statement of Investments, December 31, 2013

Number of Shares		Value
	Equities – 96.4%
	Asia – 42.7%
	Japan – 20.0%
443,589	Kansai Paint Paint Producer in Japan, India, China & Southeast Asia	$6,559,764
102,000	Omron Electric Components for Factory Automation	4,507,715
216,000	Park24 Parking Lot Operator	4,073,524
3,070	Orix JREIT Diversified REIT	3,840,731
87,000	JIN (a) Eyeglasses Retailer	3,680,666
47,000	Rinnai Gas Appliances for Household & Commercial Use	3,661,685
88,300	Benesse Education Service Provider	3,547,386
147,000	NGK Spark Plug Automobile Parts	3,483,992
131,000	Glory Currency Handling Systems & Related Equipment	3,399,710
697	Kenedix Realty Investment Tokyo Mid-size Office REIT	3,308,077
226,000	Nippon Kayaku Functional Chemicals, Pharmaceuticals & Auto Safety Systems	3,213,915
129,440	Ariake Japan Manufacturer of Soup/Sauce Extracts	3,187,810
134,200	Nabtesco Machinery Components	3,097,173
87,000	Hoshizaki Electric Commercial Kitchen Equipment	3,093,781
156,000	Aica Kogyo Laminated Sheets, Building Materials & Chemical Adhesives	3,085,240
135,000	Japan Airport Terminal Airport Terminal Operator at Haneda	3,055,279
100,900	Toyo Suisan Kaisha Instant Noodle Manufacturer	3,031,115
75,000	Kintetsu World Express Airfreight Logistics	3,017,858
118,900	Start Today Online Japanese Apparel Retailer	2,956,510
220,500	Ushio Industrial Light Sources	2,930,859
Number of Shares		Value
20,400	Nakanishi Dental Tools & Machinery	$2,914,736
146,000	Daiseki Waste Disposal & Recycling	2,858,870
1,006,000	Aozora Bank Commercial Bank	2,850,892
292	Nippon Prologis REIT Logistics REIT in Japan	2,797,058
19,400	Hirose Electric Electrical Connectors	2,765,495
704,000	Seven Bank ATM Processing Services	2,753,389
55,711	Ain Pharmaciez Dispensing Pharmacy/Drugstore Operator	2,736,043
223,900	Kuraray Special Resin, Fine Chemical, Fibers & Textures	2,672,650
56,500	Santen Pharmaceutical Specialty Pharma (Ophthalmic Medicine)	2,632,462
65,500	Hamamatsu Photonics Optical Sensors for Medical & Industrial Applications	2,620,994
141,000	Suruga Bank Regional Bank	2,531,970
37,300	Disco Semiconductor Dicing & Grinding Equipment	2,475,716
144,000	OSG Consumable Cutting Tools	2,445,299
360	Global One Real Estate Office REIT	2,444,548
28,000	Shimano Manufacturer of Bicycle Components & Fishing Tackle	2,403,777
76,300	Misumi Group Industrial Components Distributor	2,398,913
50,736	Miraca Holdings Outsourced Lab Testing, Diagnostic Equipment & Reagents	2,393,537
45,000	Makita Power Tools	2,366,670
109,039	Nihon Parkerizing Metal Surface Treatment Agents & Processing Service	2,277,025
321,000	Wacom Computer Graphic Illustration Devices	2,257,105
118,000	NGK Insulators Ceramic Products for Auto, Power & Electronics	2,245,644

See accompanying notes to financial statements.

Wanger International 2013 Annual Report

Wanger International

Statement of Investments, December 31, 2013

Number of Shares		Value
	Japan – 20.0% (cont)
315,000	NOF Specialty Chemicals, Life Science & Rocket Fuels	$2,242,451
53,000	Sanrio (a) Character Goods & Licensing	2,231,685
54,000	Itochu Techno-Science IT Network Equipment Sales & Services	2,188,802
47,300	FamilyMart Convenience Store Operator	2,160,973
30,100	FP Corporation Disposable Food Trays & Containers	2,146,165
72,000	OBIC Computer Software	2,127,430
150,000	Doshisha Wholesaler of Household Products	2,114,192
250	Industrial & Infrastructure Fund Industrial REIT in Japan	2,083,103
124,000	Nippon Paint Paints for Automotive, Decorative & Industrial Usage	2,063,124
197,000	Asahi Diamond Industrial Consumable Diamond Tools	2,026,265
51,720	Milbon Manufacturer of Hair Products	2,024,329
80,000	Icom Two Way Radio Communication Equipment	1,930,404
24,500	Hikari Tsushin Distribution of Office IT/Mobiles/Insurance	1,848,174
70,000	MonotaRO (a) Online MRO (Maintenance, Repair, Operations) Goods Distributor in Japan	1,425,153
53,700	Tamron Camera Lens Maker	1,302,613
189	Mori Hills REIT Investment Tokyo-centric Diversified REIT	1,252,450
155,000	Lifenet Insurance (a) (b) Online Life Insurance Company in Japan	803,096
25,400	Sintokogio Automated Casting Machines, Surface Treatment System & Consumables	190,761
		156,736,753
Number of Shares		Value
	Taiwan – 4.7%
2,800,000	Far EasTone Telecom Taiwan's Third Largest Mobile Operator	$6,151,240
210,000	St. Shine Optical World's Leading Disposable Contact Lens OEM (Original Equipment Manufacturer)	6,008,868
662,000	Delta Electronics Industrial Automation, Switching Power Supplies & Passive Components	3,790,936
200,000	Ginko International Largest Contact Lens Maker in China	3,777,787
1,914,835	Lite-On Technology Mobile Device, LED & PC Server Component Supplier	3,077,259
424,000	Advantech Industrial PC & Components	2,941,700
1,460,000	CTCI Corp International Engineering Firm	2,369,851
696,000	Taiwan Mobile Taiwan's Second Largest Mobile Operator	2,249,620
270,000	President Chain Store Convenience Chain Store Operator	1,874,619
196,000	PC Home Taiwanese Internet Retail Company	1,574,971
695,000	Chroma Ate Automatic Test Systems, Testing & Measurement Instruments	1,460,398
308,523	Flexium Interconnect Flexible Printed Circuit for Mobile Electronics	996,715
198,000	Radiant Opto-Electronics LCD Back Light Units & Modules	726,310
		37,000,274
	Hong Kong – 4.7%
271,547	Melco Crown Entertainment – ADR (b) Macau Casino Operator	10,650,073
1,835,000	Melco International Macau Casino Operator	6,768,888
917,800	MGM China Holdings Macau Casino Operator	3,928,065
2,888,000	Sa Sa International Cosmetics Retailer	3,392,217
1,777,890	Vitasoy International Hong Kong Soy Food Brand	2,741,332

See accompanying notes to financial statements.

Wanger International 2013 Annual Report

Wanger International

Statement of Investments, December 31, 2013

Number of Shares		Value
	Hong Kong – 4.7% (cont)
1,031,000	Kingboard Chemicals Paper & Glass Laminates, PCB, Specialty Chemicals & Properties	$2,698,456
454,000	AAC Technologies Miniature Acoustic Components	2,209,068
1,161,030	Lifestyle International Mid- to High-end Department Store Operator in Hong Kong & China	2,150,083
2,500,000	Mapletree Greater China Commercial Trust Retail & Office Property Landlord	1,667,031
52,600	ASM Pacific Semi Back-end & Surface Mounting Equipment	440,238
		36,645,451
	Korea – 2.7%
129,143	Paradise Co Korean 'Foreigner Only' Casino Operator	3,239,507
48,785	Coway Household Appliance Rental Service Provider	3,073,334
6,865	KCC Paint & Housing Material Manufacturer	3,052,632
46,334	LS Industrial Systems Manufacturer of Electrical & Automation Equipment	2,888,847
23,800	CJ Corp Holding Company of Korean Consumer Conglomerate	2,632,430
53,000	Samsung Securities Brokerage & Wealth Management	2,216,070
41,392	Kepco Plant Service & Engineering Power Plant & Grid Maintenance	2,150,477
74,000	Nexen Tire Tire Manufacturer	1,022,665
1,640	AmorePacific Group Holding Company of Korea's Leading Cosmetics Manufacturer	723,531
190	Lotte Chilsung Beverage Beverages & Liquor Manufacturer	274,554
		21,274,047
	China – 2.3%
209,530	WuXi PharmaTech – ADR (b) Largest Contract Research Organization Business in China	8,041,761
410,000	Biostime (a) Pediatric Nutrition & Baby Care Products Provider	3,661,697
Number of Shares		Value
22,784	SouFun - ADR (a) Chinese Real Estate Internet Portal	$1,877,630
1,067,000	Want Want Chinese Branded Consumer Food Company	1,544,318
3,022,000	AMVIG Holdings Chinese Tobacco Packaging Material Supplier	1,438,064
21,942	58.com - ADR (a) (b) Online Classified Service Provider	841,256
461,000	Sihuan Pharmaceuticals Leading Chinese Generic Drug Manufacturer	421,882
		17,826,608
	Singapore – 2.2%
3,850,000	Mapletree Commercial Trust Retail & Office Property Landlord	3,640,081
922,000	Super Group Instant Food & Beverages in Southeast Asia	2,783,696
1,777,890	CDL Hospitality Trust Hotel Owner/Operator	2,311,602
1,239,000	Ascendas REIT Industrial Property Landlord	2,168,426
360,000	Singapore Exchange Singapore Equity & Derivatives Market Operator	2,075,972
1,500,000	Mapletree Industrial Trust Industrial Property Landlord	1,589,372
1,793,000	Mapletree Logistics Trust Industrial Property Landlord	1,500,728
532,000	Petra Foods Cocoa Processor & Chocolate Manufacturer	1,357,455
		17,427,332
	Indonesia – 1.5%
3,249,542	Archipelago Resources (c) (d) (e) Gold Mining Projects in Indonesia, Vietnam & the Philippines	2,798,161
4,522,000	Tower Bersama Infrastructure (b) Communications Towers	2,158,091
40,000,000	Ace Indonesia Home Improvement Retailer	1,941,909
1,318,500	Matahari Department Store (b) Largest Department Store Chain in Indonesia	1,193,213
5,300,000	Surya Citra Media Free to Air TV Station in Indonesia	1,143,590

See accompanying notes to financial statements.

Wanger International 2013 Annual Report

Wanger International

Statement of Investments, December 31, 2013

Number of Shares		Value
	Indonesia – 1.5% (cont)
497,817	Mayora Indah Consumer Branded Food Manufacturer	$1,066,138
4,681,000	MNC Skyvision Largest Satellite Pay TV Operator in Indonesia	770,418
8,948,000	Arwana Citramulia Ceramic Tiles for Home Decoration	602,905
165,500	Mitra Adiperkasa Operator of Department Store & Specialty Retail Stores	74,795
		11,749,220
	India – 1.5%
329,424	Asian Paints India's Largest Paint Company	2,613,233
161,000	United Breweries India's Largest Brewer	2,016,572
91,100	Colgate Palmolive India Consumer Products in Oral Care	1,994,591
694,809	Adani Ports & Special Economic Zone Indian West Coast Shipping Port	1,749,566
1,197,000	Redington India Supply Chain Solutions for IT & Mobile Handsets in Emerging Markets	1,450,965
8,620	Bosch Automotive Parts	1,404,200
9,100	TTK Prestige Branded Cooking Equipment	512,305
199,131	SKIL Ports and Logistics (b) Indian Container Port Project	235,632
		11,977,064
	Philippines – 1.1%
5,500,000	Melco Crown (Philippines) Resorts (b) Integrated Resort Operator in Manila	1,699,161
624,000	Security Bank Commercial Bank in Philippines	1,629,517
4,700,000	SM Prime Holdings Shopping Mall Operator	1,560,428
1,720,000	Puregold Price Club Supermarket Operator in Philippines	1,472,110
1,080,190	Robinsons Retail Holdings (b) Multi-format Retailer in Philippines	1,343,468
Number of Shares		Value
306,330	Int'l Container Terminal Container Handling Terminals & Port Management	$705,194
		8,409,878
	Thailand – 1.0%
10,371,013	Home Product Center Home Improvement Retailer	2,965,331
1,500,000	Robinson's Department Store Department Store Operator in Thailand	2,204,346
412,900	Airports of Thailand Airport Operator of Thailand	1,998,629
1,000,000	Samui Airport Property Fund Thai Airport Operator	487,456
		7,655,762
	Cambodia – 0.7%
5,432,000	Nagacorp Casino/Entertainment Complex in Cambodia	5,737,930
	Malaysia – 0.3%
500,000	Aeon Shopping Center & Department Store Operator	2,137,078
	Total Asia	334,577,397
	Europe – 34.7%
	United Kingdom – 11.1%
2,000,000	Charles Taylor Insurance Services	8,380,706
405,450	Jardine Lloyd Thompson Group International Business Insurance Broker	6,843,905
133,900	Spirax Sarco Steam Systems for Manufacturing & Process Industries	6,645,567
240,000	Babcock International Public Sector Outsourcer	5,392,809
305,000	Smith & Nephew Medical Equipment & Supplies	4,356,220
356,361	Telecity European Data Center Provider	4,286,944
255,320	WH Smith Newsprint, Books & General Stationery Retailer	4,239,575
972,870	Smiths News Newspaper & Magazine Distributor	3,802,017

See accompanying notes to financial statements.

Wanger International 2013 Annual Report

Wanger International

Statement of Investments, December 31, 2013

Number of Shares		Value
	United Kingdom – 11.1% (cont)
93,000	Croda Oleochemicals & Industrial Chemicals	$3,790,956
91,250	Fidessa Group Software for Financial Trading Systems	3,412,589
316,910	Shaftesbury London Prime Retail REIT	3,300,239
687,966	Elementis Clay-based Additives	3,071,557
3,145,599	Cable and Wireless Leading Telecoms Service Provider in the Caribbean	2,935,126
360,000	Abcam Online Sales of Antibodies	2,927,057
80,800	AVEVA Engineering Software	2,900,249
63,000	Rightmove Internet Real Estate Listings	2,861,119
45,000	Whitbread The UK's Leading Hotelier & Coffee Shop	2,800,547
292,632	PureCircle (b) Natural Sweeteners	2,786,358
96,700	Aggreko Temporary Power & Temperature Control Services	2,742,473
318,516	Domino's Pizza UK & Ireland Pizza Delivery in UK, Ireland & Germany	2,709,723
303,000	Halford's The UK's Leading Retailer of Leisure Goods & Auto Parts	2,246,015
291,127	RPS Group Consultant Specializing in Energy, Water, Urban Planning, Health & Safety	1,619,253
189,615	Ocado (b) Leading Online Grocery Retailer	1,390,715
16,000	Intertek Group Testing, Inspection, Certification Services	835,062
132,000	Foxtons (b) London-centric Residential Real Estate Broker	731,898
31,815	Tullow Oil Oil & Gas Producer	451,537
		87,460,216
	France – 3.5%
100,376	Neopost (a) Postage Meter Machines	7,745,765
Number of Shares		Value
28,422	Eurofins Scientific Food, Pharmaceuticals & Materials Screening & Testing	$7,692,715
48,128	Gemalto Digital Security Solutions	5,296,749
27,423	Norbert Dentressangle Leading European Logistics & Transport Group	3,527,363
78,000	Saft Niche Battery Manufacturer	2,682,246
220,933	Hi-Media (b) Online Advertiser in Europe	568,408
		27,513,246
	Germany – 2.9%
150,528	Wirecard Online Payment Processing & Risk Management	5,958,243
13,447	Rational Commercial Ovens	4,460,795
76,000	NORMA Group Clamps for Automotive & Industrial Applications	3,778,147
77,179	Aurelius European Turnaround Investor	3,135,941
223,000	TAG Immobilien Owner of Residential Properties in Germany	2,697,335
57,000	Elringklinger Automobile Components	2,322,111
23,027	Deutsche Beteiligungs Private Equity Investment Management	656,840
		23,009,412
	Switzerland – 2.8%
26,881	Partners Group Private Markets Asset Management	7,168,869
1,478	Sika Chemicals for Construction & Industrial Applications	5,266,774
17,080	Geberit Plumbing Supplies	5,181,749
6,970	INFICON Gas Detection Instruments	2,692,170
37,840	Zehnder Radiators & Heat Recovery Ventilation Systems	1,739,185
		22,048,747

See accompanying notes to financial statements.

Wanger International 2013 Annual Report

Wanger International

Statement of Investments, December 31, 2013

Number of Shares		Value
	Netherlands – 2.7%
260,179	Aalberts Industries Flow Control & Heat Treatment	$8,304,776
113,383	TKH Group Dutch Industrial Conglomerate	3,963,198
98,582	Arcadis Engineering Consultants	3,476,580
12,980	Core Labs Oil & Gas Reservoir Consulting	2,478,531
23,666	Vopak World's Largest Operator of Petroleum & Chemical Storage Terminals	1,385,461
20,144	Fugro Subsea Oilfield Services	1,201,621
		20,810,167
	Sweden – 2.1%
244,247	Hexagon Design, Measurement & Visualization Software & Equipment	7,726,082
294,631	Sweco Engineering Consultants	4,855,661
81,007	Unibet European Online Gaming Operator	3,910,644
		16,492,387
	Denmark – 1.9%
158,797	SimCorp Software for Investment Managers	6,239,936
116,971	Novozymes Industrial Enzymes	4,940,883
65,327	Jyske Bank (b) Danish Bank	3,532,196
		14,713,015
	Finland – 1.5%
57,071	Vacon Leading Independent Manufacturer of Variable Speed Alternating Current Drives	4,592,983
151,071	Tikkurila Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe	4,135,783
Number of Shares		Value
74,000	Konecranes Manufacture & Service of Industrial Cranes & Port Handling Equipment	$2,625,464
		11,354,230
	Spain – 1.4%
548,887	Dia Leading Hard Discounter in Spain, Latin America & the Eastern Mediterranean	4,914,688
66,000	Viscofan Sausage Casings Maker	3,754,421
68,058	Bolsas y Mercados Españoles Spanish Stock Markets	2,591,207
		11,260,316
	Russia – 1.4%
143,297	Yandex (b) Search Engine for Russian & Turkish Languages	6,183,266
45,163	QIWI – ADR Electronic Payments Network Serving Russia & the Commonwealth of Independent States	2,529,128
1,224,000	Moscow Exchange Russia's Main Exchange for Stocks, Bonds, Derivatives, Currencies & Repo	2,418,898
		11,131,292
	Norway – 1.1%
394,000	Orkla Food & Brands, Aluminum, Chemicals Conglomerate	3,079,653
291,741	Atea Leading Nordic IT Hardware/Software Reseller & Installation Company	2,877,165
126,000	Subsea 7 Offshore Subsea Contractor	2,415,532
		8,372,350
	Kazakhstan – 0.6%
465,522	Halyk Savings Bank of Kazakhstan – GDR Largest Retail Bank & Insurer in Kazakhstan	4,779,802
	Italy – 0.6%
270,099	Pirelli Global Tire Supplier	4,672,746

See accompanying notes to financial statements.

Wanger International 2013 Annual Report

Wanger International

Statement of Investments, December 31, 2013

Number of Shares		Value
	Iceland – 0.5%
1,700,000	Marel (f)	$1,962,418
2,404,301	Marel (f) Largest Manufacturer of Poultry & Fish Processing Equipment	1,915,773
		3,878,191
	Belgium – 0.4%
42,093	EVS Broadcast Equipment Digital Live Mobile Production Software & Systems	2,726,171
	Turkey – 0.2%
172,830	Bizim Toptan Cash & Carry Stores in Turkey	1,902,015
	Total Europe	272,124,303
	Other Countries – 14.3%
	South Africa – 4.0%
1,302,438	Coronation Fund Managers South African Fund Manager	9,940,457
69,093	Naspers Media in Africa, China, Russia & Other Emerging Markets	7,232,274
1,697,733	Rand Merchant Insurance Directly Sold Property & Casualty Insurance; Holdings in Other Insurers	4,445,814
254,433	Mr. Price South African Retailer of Apparel, Household & Sporting Goods	3,976,723
835,245	Northam Platinum (b) Platinum Mining in South Africa	3,356,326
198,284	Massmart Holdings General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary	2,458,882
		31,410,476
	Canada – 4.0%
104,663	CCL Industries Largest Global Label Converter	7,805,510
96,422	ShawCor Oil & Gas Pipeline Products	3,855,972
283,398	CAE Flight Simulator Equipment & Training Centers	3,604,337
Number of Shares		Value
62,856	Onex Capital Private Equity	$3,393,544
60,369	AG Growth Leading Manufacturer of Augers & Grain Handling Equipment	2,537,516
72,000	Trilogy Energy Oil & Gas Producer in Canada	1,870,746
65,101	Black Diamond Group Accommodations/Equipment for Oil Sands Development	1,838,578
198,985	DeeThree Exploration (b)	1,792,691
158,516	DeeThree Exploration (b) (d) Canadian Oil & Gas Producer	1,399,537
169,038	Horizon North Logistics (a) Diversified Oil Service Offering in Northern Canada	1,583,364
26,123	Baytex (a) Oil & Gas Producer in Canada	1,024,017
53,000	Athabasca Oil Sands (b) Oil Sands & Unconventional Oil Development	323,314
134,987	Pan Orient (b) Growth Oriented, Return Focused Asian Explorer	251,611
		31,280,737
	Australia – 3.0%
1,050,000	IAG General Insurance Provider	5,466,972
947,000	Challenger Financial Largest Annuity Provider	5,259,436
311,140	Domino's Pizza Enterprises Domino's Pizza Operator in Australia/New Zealand & France/Benelux	4,495,161
960,000	SAI Global Publishing, Certification, Compliance Services	3,333,256
342,000	Amcor Global Leader in Flexible & Rigid Packaging	3,230,461
140,000	Austbrokers Local Australian Small Business Insurance Broker	1,501,429
342,000	Orora (b) Australasia Fiber & Packaging	354,231
		23,640,946

See accompanying notes to financial statements.

Wanger International 2013 Annual Report

Wanger International

Statement of Investments, December 31, 2013

Number of Shares		Value
	United States – 2.3%
113,102	Textainer Group Holdings (a) Top International Container Leaser	$4,548,962
73,179	Atwood Oceanics (b) Offshore Drilling Contractor	3,907,027
96,621	Rowan (b) Contract Offshore Driller	3,416,519
57,853	FMC Technologies (b) Oil & Gas Well Head Manufacturer	3,020,505
56,084	Hornbeck Offshore (b) Supply Vessel Operator in U.S. Gulf of Mexico	2,761,015
		17,654,028
	New Zealand – 0.6%
1,066,740	Auckland International Airport Auckland Airport Operator	3,098,028
633,610	Sky City Entertainment Casino/Entertainment Complex	1,944,643
		5,042,671
	Israel – 0.4%
70,320	Caesarstone Quartz Countertops	3,492,794
	Total Other Countries	112,521,652
	Latin America – 4.7%
	Brazil – 1.8%
370,000	Localiza Rent A Car Car Rental	5,219,286
5,495,807	Beadell Resources (b) Gold Mining in Brazil	3,913,939
136,100	Linx Retail Management Software in Brazil	2,763,824
533,370	Odontoprev Dental Insurance	2,222,328
		14,119,377
	Mexico – 1.5%
1,477,823	Genomma Lab Internacional (b) Developer, Marketer & Distributor of Consumer Products	4,144,899
1,360,000	Qualitas Leading Auto Insurer in Mexico & Central America	3,293,624
Number of Shares		Value
326,000	Gruma (b) Tortilla Producer & Distributor	$2,466,379
18,104	Grupo Aeroportuario del Sureste – ADR Mexican Airport Operator	2,256,302
		12,161,204
	Chile – 0.5%
80,000	Sociedad Quimica y Minera de Chile – ADR (a)	2,070,400
	Producer of Specialty Fertilizers, Lithium & Iodine
2,288,407	Empresas Hites Mass Retailer for the Lower Income Strata	1,612,185
		3,682,585
	Guatemala – 0.3%
149,268	Tahoe Resources (b) Silver Project in Guatemala	2,482,999
	Uruguay – 0.3%
230,870	Union Agriculture Group (b) (c) (d) Farmland Operator in Uruguay	2,468,000
	Colombia – 0.3%
1,309,330	Isagen Leading Colombian Electricity Provider	2,204,830
	Total Latin America	37,118,995
Total Equities (Cost: $507,267,400) – 96.4%		756,342,347	(g)
Short-Term Investments – 3.2%
18,000,000	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	18,000,000
7,606,894	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	7,606,894
Total Short-Term Investments (Cost: $25,606,894) – 3.2%		25,606,894

See accompanying notes to financial statements.

Wanger International 2013 Annual Report

Wanger International

Statement of Investments, December 31, 2013

Number of Shares		Value
Securities Lending Collateral – 1.8%
14,121,653	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (h)	$14,121,653
Total Securities Lending Collateral (Cost: $14,121,653)		14,121,653
Total Investments (Cost: $546,995,947) (i) – 101.4%		796,070,894
Obligation to Return Collateral for Securities Loaned – (1.8)%		(14,121,653)
Cash and Other Assets Less Liabilities – 0.4%		3,027,592
Net Assets – 100.0%		$784,976,833

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

REIT = Real Estate Investment Trust

Notes to Statement of Investments

(a)  All or a portion of this security was on loan at December 31, 2013. The total market value of securities on loan at December 31, 2013 was $13,614,481.

(b)  Non-income producing security.

(c)  Illiquid security.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2013, the market value of these securities amounted to $6,665,698, which represented 0.85% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Archipelago Resources	02/23/10- 9/26/13	3,249,542	$1,512,012	$2,798,161
Union Agriculture Group	12/8/10- 6/27/12	230,870	2,649,999	2,468,000
DeeThree Exploration	9/7/10	158,516	413,939	1,399,537
			$4,575,950	$6,665,698

(e)  The Fund also received put options through a transaction related to a proposed company restructuring of Archipelago Resources. Additional information on the put options received is as follows:

Security	Option Shares	Exercise Price		Expiration Date	Value
Option[1]	3,249,542	GBP	0.58	August 13, 2014	$269,054

GPB = British Pound

  1 Archipelago Resources is expected to restructure into a new company during 2014. From January 31, 2014, the option is exercisable until the earlier of (i) the date the company is restructured and prices the shares for its initial public offering or (ii) August 13, 2014, subject to extension until the date the company is restructured and prices the shares for its initial public offering (but not later than September 26, 2016). After August 13, 2014, the valuation of the option will fluctuate based upon its fair market value as determined in accordance with the put option agreement. These put options are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees.

(f)  The common stock equity holdings of Marel are stated separately on the Statement of Investments due to the application of the onshore or offshore foreign currency exchange rate. The appropriate exchange rate is applied to each purchased security lot based on the applicable registration obtained from Marel's regulatory governing body, the Icelandic Central Bank.

(g)  On December 31, 2013, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$156,736,753	20.0
Euro	98,867,758	12.6
British Pound	90,494,009	11.6
United States Dollar	67,741,869	8.6
Other currencies less than 5% of total net assets	342,501,958	43.6
Total Equities	$756,342,347	96.4

(h)  Investment made with cash collateral received from securities lending activity.

(i)  At December 31, 2013, for federal income tax purposes, the cost of investments was $563,840,136 and net unrealized appreciation was $232,230,758 consisting of gross unrealized appreciation of $252,628,642 and gross unrealized depreciation of $20,397,884.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

See accompanying notes to financial statements.

Wanger International 2013 Annual Report

Wanger International

Statement of Investments, December 31, 2013

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments and derivatives categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of December 31, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$21,410,720	$310,368,516	$2,798,161	$334,577,397
Europe	11,190,925	260,933,378	—	272,124,303
Other Countries	51,028,022	61,493,630	—	112,521,652
Latin America	30,737,056	3,913,939	2,468,000	37,118,995
Total Equities	114,366,723	636,709,463	5,266,161	756,342,347
Total Short-Term Investments	25,606,894	—	—	25,606,894
Total Securities Lending Collateral	14,121,653	—	—	14,121,653
Total Investments	154,095,270	636,709,463	5,266,161	796,070,894
Unrealized Appreciation:
Options	—	—	269,054	269,054
Total	$154,095,270	$636,709,463	$5,535,215	$796,339,948

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels 1 and 2 during the period.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to, estimated earnings of the company, and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

Wanger International 2013 Annual Report

Wanger International

Portfolio Diversification December 31, 2013

At December 31, 2013, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
Industrial Goods & Services
Industrial Materials & Specialty Chemicals	$63,848,782	8.0
Machinery	52,387,473	6.7
Other Industrial Services	43,198,894	5.5
Electrical Components	22,613,789	2.9
Conglomerates	18,483,568	2.4
Construction	7,551,599	1.0
Outsourcing Services	7,543,286	1.0
Industrial Distribution	1,425,153	0.2
	217,052,544	27.7
Consumer Goods & Services
Retail	56,680,733	7.2
Casinos & Gaming	37,878,911	4.8
Food & Beverage	30,671,842	3.9
Other Durable Goods	17,496,357	2.2
Nondurables	14,698,269	1.9
Consumer Goods Distribution	11,209,938	1.4
Restaurants	10,005,430	1.3
Other Consumer Services	7,855,847	1.0
Travel	5,219,286	0.7
Educational Services	3,547,386	0.5
Furniture & Textiles	3,492,794	0.4
Consumer Electronics	1,302,613	0.2
	200,059,406	25.5
Information
Business Software	25,170,110	3.2
Computer Hardware & Related Equipment	23,025,298	2.9
Internet Related	18,995,544	2.4
Financial Processors	12,982,242	1.7
Mobile Communications	12,489,354	1.6
Computer Services	9,352,910	1.2
Instrumentation	4,081,392	0.5
Semiconductors & Related Equipment	3,912,670	0.5
Telephone & Data Services	2,935,126	0.4
TV Broadcasting	1,143,590	0.1
Satellite Broadcasting & Services	770,418	0.1
Advertising	568,408	0.1
	115,427,062	14.7
	Value	Percentage of Net Assets
Finance
Insurance	$38,217,311	4.9
Banks	18,077,765	2.3
Brokerage & Money Management	17,766,166	2.3
Finance Companies	10,158,576	1.3
Financial Processors	2,591,207	0.3
	86,811,025	11.1
Other Industries
Real Estate	36,893,109	4.7
Transportation	14,423,055	1.8
Regulated Utilities	2,204,830	0.3
	53,520,994	6.8
Energy & Minerals
Oil Services	24,000,134	3.1
Mining	15,029,956	1.9
Oil & Gas Producers	7,113,454	0.9
Agricultural Commodities	2,468,000	0.3
Oil Refining, Marketing & Distribution	1,385,461	0.2
	49,997,005	6.4
Health Care
Medical Supplies	12,713,712	1.6
Pharmaceuticals	11,096,106	1.4
Medical Equipment & Devices	7,270,956	0.9
Health Care Services	2,393,537	0.3
	33,474,311	4.2
Total Equities:	756,342,347	96.4
Short-Term Investments:	25,606,894	3.2
Securities Lending Collateral:	14,121,653	1.8
Total Investments:	796,070,894	101.4
Obligation to Return Collateral for Securities Loaned:	(14,121,653)	(1.8)
Cash and Other Assets Less Liabilities:	3,027,592	0.4
Net Assets:	$784,976,833	100.0%

See accompanying notes to financial statements.

Wanger International 2013 Annual Report

Statement of Assets and Liabilities
December 31, 2013

Assets:
Investments, at cost	$546,995,947
Investments, at value (including securities on loan of $13,614,481)	$796,070,894
Options, at value	269,054
Foreign currency (cost of $911,196)	913,729
Receivable for:
Investments sold	2,435,992
Fund shares sold	56,638
Securities lending income	16,902
Dividends	646,222
Foreign tax reclaims	762,700
Trustees' deferred compensation plan	140,707
Prepaid expenses	14,033
Total Assets	801,326,871
Liabilities:
Collateral on securities loaned	14,121,653
Payable for:
Investments purchased	1,178,288
Fund shares redeemed	654,949
Investment advisory fee	19,326
Administration fee	1,075
Transfer agent fee	1
Trustees' fees	416
Custody fee	97,471
Reports to shareholders	88,959
Chief compliance officer expenses	1,719
Trustees' deferred compensation plan	140,707
Other liabilities	45,474
Total Liabilities	16,350,038
Net Assets	$784,976,833
Composition of Net Assets:
Paid-in capital	$464,535,638
Overdistributed net investment income	(8,604,068)
Accumulated net realized gain	79,676,446
Net unrealized appreciation (depreciation) on:
Investments	249,074,947
Foreign currency translations	24,816
Options	269,054
Net Assets	$784,976,833
Fund Shares Outstanding	22,717,515
Net asset value, offering price and redemption price per share	$34.55

Statement of Operations
For the Year Ended December 31, 2013

Investment Income:
Dividends (net foreign taxes withheld of $1,822,810)	$16,483,374
Interest	9
Income from securities lending—net	263,957
Total Investment Income	16,747,340
Expenses:
Investment advisory fee	6,709,967
Transfer agent fees	478
Administration fee	370,936
Trustees' fees	31,380
Custody fees	381,634
Reports to shareholders	205,148
Audit fees	101,621
Legal fees	69,493
Chief compliance officer expenses	21,749
Commitment fee for line of credit (Note 5)	4,435
Other expenses	50,897
Total Expenses	7,947,738
Net Investment Income	8,799,602
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	92,778,035
Foreign currency translations	(796,528)
Net realized gain	91,981,507
Net change in unrealized appreciation (depreciation) on:
Investments	48,742,410
Foreign currency translations	49,166
Options	269,054
Net change in unrealized appreciation	49,060,630
Net Realized and Unrealized Gain	141,042,137
Net Increase in Net Assets from Operations	$149,841,739

See accompanying notes to financial statements.

Wanger International 2013 Annual Report

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
Operations:
Net investment income	$8,799,602	$10,657,545
Net realized gain (loss) on:
Investments	92,778,035	59,347,239
Foreign currency translations	(796,528)	(293,590)
Forward foreign currency exchange contracts	—	536,207
Net change in unrealized appreciation (depreciation) on:
Investments	48,742,410	63,222,289
Affiliated investments	—	4,709,968
Foreign currency translations	49,166	(3,456)
Forward foreign currency exchange contracts	—	(447,630)
Foreign capital gains tax	—	299,433
Options	269,054	—
Net Increase in Net Assets from Operations	149,841,739	138,028,005
Distributions to Shareholders From:
Net investment income	(19,498,933)	(8,399,015)
Net realized gains	(50,758,012)	(64,994,967)
Total Distributions to Shareholders	(70,256,945)	(73,393,982)
Share Transactions:
Subscriptions	30,958,862	19,075,946
Distributions reinvested	70,256,945	73,393,982
Redemptions	(98,490,431)	(136,654,538)
Net Increase (Decrease) from Share Transactions	2,725,376	(44,184,610)
Total Increase in Net Assets	82,310,170	20,449,413
Net Assets:
Beginning of period	702,666,663	682,217,250
End of period	$784,976,833	$702,666,663
Overdistributed net investment income	$(8,604,068)	$(6,555,066)

See accompanying notes to financial statements.

Wanger International 2013 Annual Report

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year.

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2013	2012		2011		2010		2009
Net Asset Value, Beginning of Period	$31.19	$28.79		$36.16		$29.68		$20.69
Income from Investment Operations:
Net investment income	0.39	0.46		0.42		0.35		0.30
Net realized and unrealized gain (loss)	6.18	5.27		(5.31)		6.93		9.61
Reimbursement from affiliate	—	—		0.00	(a)	—		—
Total from Investment Operations	6.57	5.73		(4.89)		7.28		9.91
Less Distributions to Shareholders:
Net investment income	(0.88)	(0.38)		(1.64)		(0.80)		(0.93)
Net realized gains	(2.33)	(2.95)		(0.84)		—		—
Total Distributions to Shareholders	(3.21)	(3.33)		(2.48)		(0.80)		(0.93)
Increase from regulatory settlements	—	—		—		—		0.01
Net Asset Value, End of Period	$34.55	$31.19		$28.79		$36.16		$29.68
Total Return	22.37%	21.56	%(b)	(14.62	)%(b)	24.92	%(b)	49.78%
Ratios to Average Net Assets/Supplemental Data:
Total gross expenses (c)	1.07%	1.08%		1.06%		1.07%		1.05%
Total net expenses (c)	1.07%	1.05	%(d)	1.00	%(d)	1.04	%(d)	1.05	%(d)
Net investment income	1.19%	1.51%		1.25%		1.12%		1.23%
Portfolio turnover rate	44%	34%		36%		32%		37%
Net assets, end of period (000s)	$784,977	$702,667		$682,217		$925,761		$1,442,428

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Had the investment manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests, if any. Such indirect expenses are not included in the reported expense ratios.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Wanger International 2013 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger International (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual funds and exchange traded funds are valued at their closing net asset value as reported to the applicable exchange. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board.

Derivative Instruments

The put option held at December 31, 2013 was acquired through a transaction between the Fund and the controlling shareholder of Archipelago Resources (the

"Controlling Shareholder") in connection with the delisting of the shares of Archipelago Resources in 2013 and the anticipated restructuring of Archipelago Resources into a new company during 2014 ("New Co"). Normally a put option would be bought to decrease the Fund's exposure to the underlying stock. However, in this case the put option related to the proposed restructuring of Archipelago Resources provides the Fund with the ability to sell its shares back to the Controlling Shareholder at an agreed upon price or to convert the shares held in Archipelago Resources into shares of New Co based upon the terms of the put option agreement between the Fund and the Controlling Shareholder.

Effects of derivative transactions in the financial statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Statement of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value
Equity risk	Options, at value	$269,054

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended December 31, 2013:

Change in Unrealized Appreciation (Depreciation) on Derivatives
Recognized in Income

Risk Exposure Category	Options
Equity risk	$269,054

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2013:

Derivative Instrument	Contracts Opened
Option	1

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund estimates the tax character of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Wanger International 2013 Annual Report

Notes to Financial Statements, continued

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent, and borrower rebates. The Fund's investment manager, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some or all of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2013, is included in the Statement of Operations.

The following table presents the Fund's gross and net amount of assets available for offset under a securities lending agreement as well as the related collateral received by the Fund as of December 31, 2013:

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Recognized Assets	Statement of Assets and Liabilities	Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Received	Securities Collateral Received	Net Amount (b)
Securities loaned	$13,614,481	$—	$13,614,481	$—	$13,614,481	$—	$—

(a)  Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)  Represents the net amount due from counterparties in the event of default.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2013, permanent book and tax basis differences resulting primarily from foreign currency transactions and passive foreign investment company (PFIC) holdings were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
$8,650,329	$(8,650,323)	$(6)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

	December 31, 2013	December 31, 2012
Ordinary Income*	$22,419,581	$8,399,016
Long-Term Capital Gains	47,837,364	64,994,967

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
$9,963,708	$78,087,004	$232,230,758

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and passive foreign investment company (PFIC) adjustments.

Wanger International 2013 Annual Report

Notes to Financial Statements, continued

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.10%
$100 million to $250 million	0.95%
$250 million to $500 million	0.90%
$500 million to $1billion	0.80%
$1 billion and over	0.72%

For the year ended December 31, 2013, the effective investment advisory fee rate was 0.90% of the Fund's average daily net assets.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the year ended December 31, 2013, the effective administration fee rate was 0.05% of the Fund's average daily net assets. Columbia Management provides certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent to the Fund. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation.

Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

For the year ended December 31, 2013, the Fund engaged in purchase and sales transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and totaled $121,931.

5.  Borrowing Arrangements

During the year ended December 31, 2013, the Trust participated in a credit facility with JPMorgan Chase Bank, N.A., along with Columbia Acorn Trust, another trust managed by CWAM, in the amount of $150 million prior to January 11, 2013, $200 million for the period January 11, 2013 through July 21, 2013, and $150 million thereafter. The credit facility was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed as a part of "Commitment fee for line of credit" in the Statement of Operations. The Trust expects to renew this line of credit for one year durations in July at then current market rates and terms.

No amounts were borrowed for the benefit of the Fund during the year ended December 31, 2013.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year ended December 31, 2013	Year ended December 31, 2012
Shares sold	931,450	635,020
Shares issued in reinvestment of dividend distributions	2,277,261	2,667,193
Less shares redeemed	(3,017,840)	(4,471,543)
Net increase in shares outstanding	190,871	(1,169,330)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2013, were $317,587,893 and $390,131,451, respectively.

8.  Shareholder Concentration

At December 31, 2013, one unaffiliated shareholder account owned 19.4% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 56.5% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

9.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

10.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation,

Wanger International 2013 Annual Report

Notes to Financial Statements, continued

class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Wanger International 2013 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger International:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger International (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 18, 2014

Wanger International 2013 Annual Report

Federal Income Tax Information (Unaudited)

The Fund hereby designates the following tax attributes in the fiscal year ended December 31, 2013.

Tax Designations
Dividends Received Deduction	0.03%
Capital Gain Dividend	$82,007,124
Foreign Taxes Paid	$1,674,479
Foreign Source Income	$17,458,411

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

Wanger International 2013 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Each trustee may serve a term of unlimited duration. The Trust's By-laws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the four series of Wanger Advisors Trust and for each of the eight series of Columbia Acorn Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2013	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust:
Laura M. Born, 48, Trustee and Chair	2007	Adjunct Associate Professor of Finance, University of Chicago Booth School of Business; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker/dealer) 2002-2007.	12	Columbia Acorn Trust; Carlson Wagonlit Travel, B.V.
Michelle L. Collins, 53, Trustee	2008	President, Cambium LLC (financial and business advisory firm) since 2007; Advisory Board Member, Svoboda Capital Partners LLC (private equity firm) since 2007.	12

Columbia Acorn Trust; Integrys Energy Group, Inc. (public utility); Molex, Inc. (electronics components manufacturer) 2003-2012; Bucyrus International, Inc. (manufacturer of mining equipment) 2009-2011.

Maureen M. Culhane, 65, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007, and Vice President (Consultant) — Strategic Relationship Management, Goldman Sachs & Co., 1999-2005.	12	Columbia Acorn Trust
Margaret M. Eisen, 60, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; Managing Director, CFA Institute, 2005-2008.	12	Columbia Acorn Trust; Burnham Investors Trust; Antigenics, Inc. (biotechnology and pharmaceuticals) 2003-2009.
John C. Heaton, 54, Trustee	2010	Deputy Dean for Faculty, University of Chicago Booth School of Business; Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since 2000.		Columbia Acorn Trust
Steven N. Kaplan, 54, Trustee and Vice Chair	1999	Neubauer Family Distinguished Service Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business; faculty member of the University of Chicago Booth School of Business since 1998.	12	Columbia Acorn Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).

Wanger International 2013 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2013	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust: (continued)
David J. Rudis, 60, Trustee	2010	Retired. National Checking and Debit Executive, and Illinois President, Bank of America, 2007 – 2009; President, Consumer Banking Group, LaSalle National Bank, 2004 – 2007.	12	Columbia Acorn Trust
David B. Small, 57, Trustee	2010	Managing Director, Grosvenor Capital Management, L.P. (investment adviser) since 1994; Adjunct Associate Professor of Finance, University of Chicago Booth School of Business.	12	Columbia Acorn Trust
Trustees who are interested persons of Wanger Advisors Trust:
Charles P. McQuaid, 60, Trustee and President (1), (2)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; associated with CWAM or its predecessors as an investment professional since 1978.	12	Columbia Acorn Trust
Trustee Emeritus
Ralph Wanger, 79, Trustee Emeritus (3)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992 – September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003 – September 2005.	12	Columbia Acorn Trust
Officers of Wanger Advisors Trust:
Robert A. Chalupnik, 47, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2000; Vice President Columbia Acorn Trust and Wanger Advisors Trust since May 2011.	12	N/A
Michael G. Clarke, 44, Assistant Treasurer	2004	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; Senior officer, Columbia Funds and affiliated funds since 2002.	12	N/A
Joseph F. DiMaria, 44, Assistant Treasurer	2010	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 – April 2010.	12	N/A
P. Zachary Egan, 44, Vice President (2)	2003	Director of International Research, CWAM or its predecessors since December 2004; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2007; portfolio manager and/or analyst, CWAM or its predecessors, since 1999.	12	N/A
Fritz Kaegi, 42, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2004; Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	N/A
John Kunka, 43, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM since 2006.	12	N/A
Stephen Kusmierczak, 46, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	N/A
Joseph C. LaPalm, 44, Vice President	2006	Chief Compliance Officer, CWAM since 2005.	12	N/A

Wanger International 2013 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2013	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Officers of Wanger Advisors Trust: (continued)
Bruce H. Lauer, 56, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors since April 2000; Vice President, Secretary and Treasurer, (Chief Financial and Accounting Officer), Columbia Acorn Trust and Wanger Advisors Trust since 1995; formerly, Director, Wanger Investment Company PLC; formerly, Director, Banc of America Capital Management (Ireland) Ltd.; and formerly, Director, Bank of America Global Liquidity Funds, PLC.	12	N/A
Louis J. Mendes III, 49, Vice President	2003	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	12	N/A
Robert A. Mohn, 52, Vice President (2)	1997	Director of Domestic Research, CWAM or its predecessors since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 1997; portfolio manager and/or analyst, CWAM or its predecessors since August 1992.	12	N/A
Christopher J. Olson, 49, Vice President	2001	Portfolio manager and/or analyst, CWAM or its predecessors, since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2001.	12	N/A
Christopher O. Petersen, 44, Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly, Vice President and Group Counsel or Counsel, April 2004 – January 2010); officer, Columbia Funds and affiliated funds since 2007.	12	N/A
Scott R. Plummer, 54, Assistant Secretary	2010

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (or its predecessors) since June 2005; Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014, Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012, and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (or its predecessors) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc., 2006 – 2010; Senior officer, Columbia Funds and affiliated funds since 2006.

			12	N/A
Robert P. Scales, 61, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	12	N/A
Andreas Waldburg-Wolfegg, 47, Vice President	2011	Portfolio Manager and/or analyst of CWAM since 2002; Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	N/A
Linda Roth-Wiszowaty, 44, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	12	N/A

*  Dates prior to April 1992 correspond to the date of first election or appointment as a trustee or officer of The Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.

(1)  Mr. McQuaid is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940, because he is an officer of the Trust and of CWAM.

(2)  Effective March 31, 2014, Mr. McQuaid expects to step down from his current role as President and Chief Investment Officer of CWAM. Effective April 1, 2014 it is expected that Mr. Mohn will become the Domestic Chief Investment Officer of CWAM and Mr. Egan will become the President and International Chief Investment Officer of CWAM.

(3)  As permitted under the Wanger Advisors Trust's By-Laws, Mr. Wanger serves as a non-voting Trustee Emeritus of the Trust.

Wanger International 2013 Annual Report

Columbia Wanger Funds

Trustees

Laura M. Born
Chair of the Board

Steven N. Kaplan
Vice Chair of the Board

Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
John C. Heaton
Charles P. McQuaid
David J. Rudis
David B. Small
Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid
President

Robert A. Chalupnik
Vice President

Michael G. Clarke
Assistant Treasurer

Joseph F. DiMaria
Assistant Treasurer

P. Zachary Egan
Vice President

Fritz Kaegi
Vice President

John M. Kunka
Assistant Treasurer

Stephen Kusmierczak
Vice President

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Secretary and Treasurer

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Christopher O. Petersen
Assistant Secretary

Scott R. Plummer
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer, Senior Vice President and
General Counsel

Andreas Waldburg-Wolfegg
Vice President

Linda K. Roth-Wiszowaty
Assistant Secretary

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on our website, columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 to 40 days after each month-end.

Columbia Wanger Funds

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1456 E (2/14) 815638

Wanger International Select

2013 Annual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger International Select

  2013 Annual Report

1	Understanding Your Expenses
2	Containerized Cargo and the Man Who Popularized It
4	Performance Review
6	Statement of Investments
12	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Federal Income Tax Information (Unaudited)
21	Board of Trustees and Management of Wanger Advisors Trust

A Comment on Trading Volumes

Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. In the wake of the 2007-2009 financial crisis, trading volumes in both emerging and developed international markets declined significantly and have stayed at generally reduced levels since then. Although it is difficult to accurately assess trends in trading volumes in foreign markets, because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes poses challenges to the Fund. This is particularly so because the Fund focuses on small- and mid-cap companies that usually have lower trading volumes and often takes sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell securities, which can exacerbate the Fund's exposure to volatile markets. The Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in company prices and fundamentals. If the Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As the Fund grows in size, these considerations take on increasing significance and may adversely impact performance.

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with over 40 years of small- and mid-cap investment experience. As of December 31, 2013, CWAM managed $39.7 billion in assets. CWAM is the investment manager to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

An important note: Columbia Wanger Funds are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or certain eligible retirement plans. Columbia Wanger Funds are not offered directly to the public and are not available in all contracts, policies or plans. Contact your financial advisor or insurance representative for more information. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.

Investors should carefully consider investment objectives, risks, charges and expenses before investing. For variable fund and variable contract prospectuses, which contain this and other important information, investors should contact their financial advisor or insurance representative. Read the prospectus carefully before investing.

The views expressed in "Containerized Cargo and the Man Who Popularized It" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger International Select 2013 Annual Report

Understanding Your Expenses

As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other expenses for Wanger International Select (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger International Select	1,000.00	1,000.00	1,120.40	1,018.09	7.83	7.46	1.45

*  Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

1

Wanger International Select 2013 Annual Report

Containerized Cargo and the Man Who Popularized It

Born in a small town in North Carolina, Malcom McLean had little formal schooling beyond grade school. He first worked as a farmer and then operated a gas station. When, in 1934, a road builder asked him where he could hire a truck and a driver, Malcom bought a used truck for $150 and signed on. Malcom went on to build McLean Trucking, one of the largest trucking firms in the country.1 The company was an early adopter of diesel engines and conveyors, and acquired other truckers in order to transport backhauls under Interstate Commerce Commission rules.2

Early in his trucking career, McLean personally had the job of delivering cotton to the port of New York and returning with a truck full of roofing material. He grew impatient waiting for the stevedores to unload and reload his truck and thought that switching full containers would save time and money.3

In 1955, McLean sold his trucking business and bought Pan-Atlantic Steamship Company for $7 million cash. He then bought Pan-Atlantic's former parent company, Waterman, in a $42 million leveraged buyout using Pan-Atlantic as collateral.4 Combined, the companies operated 37 World War II surplus C-2 cargo ships. He also bought four World War II surplus T-2 tankers and had them equipped with spar decks on top, similar to those used during the war to haul large equipment across the Atlantic.

McLean now had the opportunity to put his shipping-by-container idea to work. Until the 1950s, general ocean cargo arrived at ports in crates, boxes, bags and on pallets. It was then meticulously packed by longshoremen; a typical ship took 150 of them four days to load.5 One steamship executive said it cost more to move cargo from the street to the hold of a ship, than it did to move the cargo across the sea.6 McLean decided to save time and space by utilizing detachable truck trailers, and transporting only the container section of the trailer on the vessels.7 In April 1956, service commenced between Port Newark, New Jersey, Miami, Florida and Houston,

Texas. Each of the four ships could accommodate 58 containers that were thirty-three feet long.8

Shipping by container did cost substantially less. As an extreme example, McLean calculated that the cost of hauling bottled beer from Newark to Miami was 94% cheaper by containership than by conventional shipping. More realistically, a government-sponsored study calculated that container shipping cost 39% to 74% less.9 McLean named his intermodal operation Sea-Land Service.

Sea-Land then set about converting six of the C-2 cargo ships in its fleet into dedicated containerships. Containers were to be stacked four high in the hold and two high on the deck, resulting in a capacity of 226 containers per vessel. In order to allow stacking, frames of the containers were strengthened and twist locks were invented to hold adjacent containers in place. The first converted C-2 began hauling containers in October 1957. These containerships could be loaded by a crew of 14 during a single eight-hour shift for a cost nearly 90% less than loading a similar sized break-bulk ship, a ship with cargo loaded individually.10

Imitators soon followed. In August 1958 Matson Line began service between California and Hawaii, carrying 20 containers on deck and conventional break-bulk cargo below. In 1960, Matson began launching dedicated containerships, again converted World War II cargo ships, accommodating up to 356 containers each. In 1960, Grace Line inserted mid-sections into C-2 cargo ships and converted them to containerships capable of carrying 476 containers for shipments between the United States and Latin America. But Grace Line abandoned the service within a few years due to labor problems. McLean launched ships that could carry 476 much larger containers in 1962, and put them into service between the East and West coasts of the United States,11 as well as between the continental United States and Puerto Rico.12 On its tenth anniversary in 1966, Sea-Land had 19 containerships.13 By 1969,

Sea-Land had also converted C-4s to carry 622 containers.14

McLean recognized that to achieve the full benefit of containers, the entire system of ports, labor, trucks and ships would have to change.15 Port Elizabeth, New Jersey, was designed for containerships. Opening in 1962, it had a wide and deep channel and plenty of paved area shore-side for containers in transit.16 New Jersey's share of the Port of New York cargo jumped from 9% in 1956 to 63% in 1970. Around the country, the few ports that had room for containers, good road and rail connections (and a penchant for spending on infrastructure) gained share, while ports relying on piers within congested cities lost out.17 McLean also signed agreements with unions, providing regular work, safe working conditions and provisions for early retirement in exchange for fewer paid employee hours and more flexible work rules.

Trans-Atlantic container shipping started in 1966 and competition increased. McLean decided to build all-new containerships rather than convert old vessels. He specified ships for both size and speed that could carry over 1,200 containers of varying sizes.18 The ships were to steam at 33 knots, well above most others that operated at 18 to 24 knots. The new containerships cost a total of $435 million. In May of 1969, McLean orchestrated a $530 million takeover of Sea-Land by R.J. Reynolds, a cash-rich tobacco company, as Sea-Land needed investment capital and R.J. Reynolds wanted to diversify.19

The first of eight ships launched in 1972. It crossed the Atlantic in under five days and averaged 31 knots, a cargo ship record. After refinements, sister ships were able to make the crossing in under four days, beating the record of all passenger ships except for a ship named the United States.20 Six of the eight ships were eventually assigned to trans-Pacific crossings.

But fast ships use far more fuel than slower ships. Sea-Land's new containerships consumed nearly twice as much fuel per mile at 33 knots than at 24 knots, and at 24 knots consumed

2

Wanger International Select 2013 Annual Report

more fuel per container than ships that were designed for 24 knots or less. After two oil price spikes in the 1970s, the ships became unprofitable and were sold in 1981, at less than half their cost of construction, to the U.S. Navy for use as fast supply vessels.21

McLean reduced his role at Sea-Land after the fast ships launched in 1972, resigned from the R.J. Reynolds board in 1977 and sold his last shares in the company in 1980. R.J. Reynolds spun off Sea-Land in 1984; CSX bought it in 1986, and sold it to Maersk in 1999.

McLean re-entered the shipping industry by buying United States Lines from Walter Kidde in April 1978. Later that year, the company placed a record order to construct 12 new containerships, each with a capacity somewhat over 4,250 containers. These ships were 40% larger than the largest containership in existence and would provide United States Lines with the most capacity in the industry. Per container, the ships would be by far the most efficient and would cruise at a fuel-efficient 16 knots. The ships were highly automated and were able to carry nearly 50 times as much cargo per crewmember as the first dedicated cargo ships.22

Tragically for McLean and United States Lines, the price of oil then plunged, fuel efficiency mattered a lot less, and speed became more important. The ships were underpowered and had trouble keeping schedules in rough seas. They could not compete and in 1986 the company filed the biggest bankruptcy in U.S. history. The ships were sold at $0.28 on the dollar 16 months later.23 McLean was mortified by the failure, which cost thousands of jobs and millions of dollars. He died in 2001 at the age of 87, after yet another attempt to re-enter the industry.

Containerships kept getting larger and speeds gradually increased. Beginning in 2006, Maersk launched eight ships capable of carrying over 14,000 containers. Larger containerships had costs per container nearly 50% less than smaller ships.24 In 2013, Maersk launched the Mc-Kinney Moller with a capacity of 18,000 containers and had 19 more on order. These ships are longer than the height of the Empire State Building's occupied floors. Echoing McLean's 1978 order, the ships are designed to be at least 30% more fuel efficient than competitors and cruise at 16 knots.25 Worldwide containership capacity currently exceeds 17 million containers, which, if laid end-to-end, exceeds twice the circumference of the world.26

Containerships made freight transport reliable and incredibly cheap. At least three-quarters of vessels in the Far East/North America trade arrive within a day of schedule. In 2004, 4,000 video recorders could be shipped from the Far East to Europe for $0.83 each and Scotch whisky could be shipped from Europe to Japan for $0.05 per bottle.27 In 2013, it was cheaper to ship Scottish cod 10,000 miles to China for filleting and back to Scotland than to fillet it in Scotland!28

Containerized cargo hiked supplies and reduced prices of consumer goods, raising living standards around the world. The containership industry has high fixed costs and is very cyclical. Also, new more efficient ships increase industry capacity and depress pricing, hurting profitability of existing ships. As investors, we've found more stable opportunities in this industry by investing in adjunct businesses that benefit from increased container volumes. These include freight forwarders, which tend to benefit from declining costs or transport, and container owners, which exist today thanks to the ingenuity of Malcom McLean.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Cudahy, Brian J., Box Boats, How Container Ships Changed the World (New York, New York, Fordham University Press, 2006) p. 21.

2  Levinson, Marc, The Box, How the Shipping Container Made the World Smaller and the World Economy Bigger (Princeton, New Jersey, Princeton University Press, 2006), p. 40-41.

3  Cudahy, Brian J., op. cit., p. 10.

4  Ibid., p. 24.

5  Ibid., p. 35.

6  Ibid., p. 9.

7  Ibid., p. 27.

8  Levinson, Marc, op. cit., p. 49, 51.

9  Ibid., p. 48, 91.

10  Cudahy, Brian J., op. cit., p. 35.

11  Ibid., p. 80.

12  Levinson, Marc, op. cit., p. 72.

13  Cudahy, Brian J., op. cit., p. 90.

14  Ibid., p. 100.

15  Levinson, Marc, op. cit., p. 53.

16  Ibid., p. 91.

17  Ibid., p. 91, 96, 193.

18  Sea-Land's initial containers were 33 and 35 feet long, while Matson Lines' were 24 feet and Grace Lines' measured 17 feet, lengths determined by ship sizes and road regulations. Going forward in this essay, capacity refers to standardized 20-foot trailer equivalent units (TEU), though most containers today are 40 feet long.

19  Levinson, Marc, op. cit., p. 216-217.

20  Cudahy, Brian J., op. cit., p. 123.

21  Ibid., p. 136-137.

22  Ibid., p. 149-150.

23  Levinson, Marc, op. cit., p. 243.

24  Stopford, Martin, Maritime Economics, Third Edition (New York, New York, Routledge, Taylor & Francis Group, 2009) p. 540.

25  Bennett, Drake, "Risk Ahoy: Maersk, Daewoo Build the World's Biggest Boat," Bloomberg Businessweek, September 5, 2013.

26  World Shipping Council website, http://www.worldshipping.org/about-the-industry/liner-ships/container-vessel-fleet.

27  Stopford, Martin, op. cit., p. 512, 522.

28  George, Rose, Ninety Percent of Everything, Inside Shipping, The Invisible Industry that Puts Clothes on Your Back, Gas in Your Car, and Food on Your Plate (New York, New York, Metropolitan Books, Henry Hold and Company, 2013), p. 18.

3

Wanger International Select 2013 Annual Report

Performance Review Wanger International Select

Christopher J. Olson
Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for most recent month-end performance updates.

Wanger International Select ended the annual period up 14.04%. This compares to a 21.70% gain for the Fund's primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B Index. The Fund's underperformance relative to the benchmark was due to its more cautious positioning and an overweight position in the poorly performing commodities sector.

Investor enthusiasm for the Japanese government's new monetary and fiscal policies provided a nice tailwind for the three top contributors to Fund gains for the year, which were all Japanese stocks. Online apparel retailer Start Today ended 2013 up a substantial 171%. The company has enjoyed strong revenue growth, boosted further by improved marketing measures, and investors globally have become quite enamored with Internet plays. NGK Spark Plug, a maker of automobile parts, ended the annual period up 81%. NGK benefited along with other exporters from the weaker yen that resulted from new government policies. Rounding out the Japanese winners, Seven Bank, a provider of ATM processing services, gained 51% for the year as investors responded favorably to both its expansion into the 7-Eleven store network in Japan and its strong, defensive cash flows.

Looking elsewhere, Macau casino operator Melco International ended the year up 133%. Gaming revenues exceeded both management and analyst expectations thanks to heavy visitation by mainland Chinese to its Macau casino. Canadian global label converter CCL Industries rose 73% during the annual period. The company benefited from the acquisition of Avery's label and office product division, which it acquired at a sharp discount. The integration of that acquisition appears to be going smoothly and revenues continue to grow at a reasonable pace.

Despite their uptick in the third quarter, materials stocks were the largest detractors to Fund performance in 2013. Mexican silver and metal byproduct miner Fresnillo fell 50% for the annual period. We sold the Fund's position in this stock in the fourth quarter. We exited the Fund's position in gold and silver miner Allied Nevada Gold in the second quarter, but its 57% decline made it a top detractor for the year. Australian gold miner Regis Resources ended the year off 49% despite reports of positive operational results.

Outside the materials sector, Taiwanese mobile operator Far EasTone Telecom had its ups and downs in 2013, but ended the year down 10%. Investor concerns about the cost of acquiring bandwidth to support new 4G networks hurt mobile operators.

Surveying 2013's investment returns, those markets that had major monetary and financial policy measures did well (Japan, the United States, the United Kingdom, and Europe, for example) while those that did not performed poorly (Australia, Singapore, the emerging markets). Whether or not such extraordinary policies will continue and whether they will have any sustainable impact on real economic growth remains to be seen. In the meantime, the Fund will continue to look for underappreciated stocks with what we believe are good business models, sound management and strong balance sheets, as it has done in the past.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Due to the Fund's concentration in a limited number of stocks, the Fund's portfolio will tend to diverge significantly from benchmark weightings and may therefore pose greater risk and volatility relative to its benchmark, or in comparison to other Wanger Fund portfolios that are supported by the same team of investment analysts. Stocks of small- and mid-cap companies pose special risks, including illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. Please also see "A Comment on Trading Volumes" on the table of contents page of this report.

Fund holdings are as of the date given, are subject to change at any time and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/13

NGK Spark Plug	4.1%
Far EasTone Telecom	4.1
CCL Industries	3.0
Seven Bank	2.4
Melco International	2.3
Regis Resources	1.2
Start Today	1.0

4

Wanger International Select 2013 Annual Report

Growth of a $10,000 Investment in Wanger International Select
February 1, 1999 (inception date) through December 31, 2013

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiamanagement.com.

This graph compares the results of $10,000 invested in Wanger International Select on February 1, 1999 (the date the Fund began operations) through December 31, 2013, to the S&P Developed Ex-U.S. Between $2B and $10B Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 12/31/13

1. Ascendas REIT (Singapore) Industrial Property Landlord	4.3%
2. Jardine Lloyd Thompson Group (United Kingdom) International Business Insurance Broker	4.3
3. NGK Spark Plug (Japan) Automobile Parts	4.1
4. Far EasTone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	4.1
5. Rinnai (Japan) Gas Appliances for Household & Commercial Use	3.6
6. Neopost (France) Postage Meter Machines	3.3
7. CCL Industries (Canada) Largest Global Label Converter	3.0
8. Babcock International (United Kingdom) Public Sector Outsourcer	3.0
9. Archipelago Resources (Indonesia)† Gold Mining Projects in Indonesia, Vietnam & the Philippines	3.0
10. IAG (Australia) General Insurance Provider	2.9

†Includes both stock and option.

Top 5 Countries

As a percentage of net assets, as of 12/31/13

Japan	20.1%
United Kingdom	11.7
Australia	8.6
Singapore	6.3
Korea	5.5

Results as of December 31, 2013

	4th quarter*	1 year	5 years	10 years
Wanger International Select	1.70%	14.04%	15.21%	10.48%
S&P Developed Ex-U.S. Between $2B and $10B Index**	4.42	21.70	15.27	8.90
MSCI EAFE Index (Net)	5.71	22.78	12.44	6.91
Lipper Variable Underlying International Growth Funds Index	6.41	19.93	14.01	7.51

*Not annualized.

**The Fund's primary benchmark.

NAV as of 12/31/13: $20.45

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity or life insurance policy or qualified pension or retirement plan. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio of 1.42% is stated as of the Fund's prospectus dated May 1, 2013, and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions.

The S&P Developed Ex-U.S. Between $2B and $10B Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States. The MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties. The performance of the MSCI EAFE Index (Net) is provided to show how the Fund's performance compares to a widely recognized broad-based index of foreign market performance. The Lipper Variable Underlying International Growth Funds Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Variable Underlying International Growth Funds Classification, and shows how the Fund's performance compares with returns of an index of funds with similar investment objectives. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

5

Wanger International Select 2013 Annual Report

Wanger International Select

Statement of Investments December 31, 2013

Number of Shares		Value
	Equities – 93.6%
	Asia – 41.5%
	Japan – 20.1%
43,000	NGK Spark Plug Automobile Parts	$1,019,127
11,400	Rinnai Gas Appliances for Household & Commercial Use	888,153
154,000	Seven Bank ATM Processing Services	602,304
13,000	Dentsu Advertising Agency	531,682
45	Nippon Prologis REIT Logistics REIT in Japan	431,053
6,400	FamilyMart Convenience Store Operator	292,394
220	Orix JREIT Diversified REIT	275,232
14,000	Park24 Parking Lot Operator	264,025
5,000	Makita Power Tools	262,963
9,900	Start Today Online Japanese Apparel Retailer	246,169
29,000	Wacom Computer Graphic Illustration Devices	203,913
		5,017,015
	Singapore – 6.3%
618,000	Ascendas REIT Industrial Property Landlord	1,081,588
583,000	Mapletree Logistics Trust Industrial Property Landlord	487,967
		1,569,555
	Korea – 5.5%
12,030	Kepco Plant Service & Engineering Power Plant & Grid Maintenance	625,006
3,600	CJ Corp Holding Company of Korean Consumer Conglomerate	398,183
4,350	Coway Household Appliance Rental Service Provider	274,039
Number of Shares		Value
170	AmorePacific Group Holding Company of Korea's Leading Cosmetics Manufacturer	$75,000
		1,372,228
	Taiwan – 4.6%
460,000	Far EasTone Telecom Taiwan's Third Largest Mobile Operator	1,010,561
37,000	Taiwan Mobile Taiwan's Second Largest Mobile Operator	119,592
		1,130,153
	Indonesia – 2.7%
783,000	Archipelago Resources (a) (b) (c) Gold Mining Projects in Indonesia, Vietnam & the Philippines	674,237
	Hong Kong – 2.3%
157,000	Melco International Macau Casino Operator	579,136
	Total Asia	10,342,324
	Europe – 28.1%
	United Kingdom – 11.7%
63,000	Jardine Lloyd Thompson Group International Business Insurance Broker	1,063,426
33,000	Babcock International Public Sector Outsourcer	741,511
40,000	Smith & Nephew Medical Equipment & Supplies	571,307
5,000	Whitbread The UK's Leading Hotelier & Coffee Shop	311,172
19,200	Telecity European Data Center Provider	230,972
		2,918,388
	France – 4.2%
10,650	Neopost (d) Postage Meter Machines	821,834
2,000	Gemalto Digital Security Solutions	220,111
		1,041,945

See accompanying notes to financial statements.
6

Wanger International Select 2013 Annual Report

Wanger International Select

Statement of Investments December 31, 2013

Number of Shares		Value
	Denmark – 3.7%
9,341	SimCorp Software for Investment Managers	$367,055
7,000	Novozymes Industrial Enzymes	295,682
4,700	Jyske Bank (e) Danish Bank	254,126
		916,863
	Norway – 2.9%
50,000	Orkla Food & Brands, Aluminum, Chemicals Conglomerate	390,819
18,000	Subsea 7 Offshore Subsea Contractor	345,076
		735,895
	Switzerland – 2.3%
2,150	Partners Group Private Markets Asset Management	573,382
	Germany – 1.2%
7,400	Wirecard Online Payment Processing & Risk Management	292,909
	Spain – 1.1%
5,000	Viscofan Sausage Casings Maker	284,426
	Sweden – 1.0%
7,700	Hexagon Design, Measurement & Visualization Software & Equipment	243,568
	Total Europe	7,007,376
	Other Countries – 18.3%
	Australia – 8.6%
140,000	IAG General Insurance Provider	728,930
118,000	Challenger Financial Largest Annuity Provider	655,347
Number of Shares		Value
117,000	Regis Resources Gold Mining in Australia	$307,040
25,000	Amcor Global Leader in Flexible & Rigid Packaging	236,145
15,000	Crown Resorts Ltd. Australian Casino Operator	226,316
		2,153,778
	Canada – 4.0%
10,000	CCL Industries Largest Global Label Converter	745,775
11,000	Goldcorp Gold Mining	238,370
		984,145
	South Africa – 3.1%
56,047	Coronation Fund Managers South African Fund Manager	427,762
3,400	Naspers Media in Africa, China, Russia & Other Emerging Markets	355,893
		783,655
	United States – 2.6%
4,600	SM Energy Oil & Gas Producer	382,306
5,000	Atwood Oceanics (e) Offshore Drilling Contractor	266,950
		649,256
	Total Other Countries	4,570,834
	Latin America – 5.7%
	Guatemala – 2.8%
42,000	Tahoe Resources (e) Silver Project in Guatemala	698,649
	Brazil – 2.3%
817,828	Beadell Resources (e) Gold Mining in Brazil	582,431

See accompanying notes to financial statements.
7

Wanger International Select 2013 Annual Report

Wanger International Select

Statement of Investments December 31, 2013

Number of Shares		Value
	Uruguay – 0.6%
13,068	Union Agriculture Group (a) (b) (e) Farmland Operator in Uruguay	$139,697
	Total Latin America	1,420,777
Total Equities (Cost: $18,453,706) – 93.6%		23,341,311	(f)
Short-Term Investments — 5.8%
1,436,464	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	1,436,464
Total Short-Term Investments (Cost: $1,436,464) – 5.8%		1,436,464
Securities Lending Collateral – 0.3%
69,124	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (g)	$69,124
Total Securities Lending Collateral (Cost: $69,124)		69,124
Total Investments (Cost: $19,959,294) (h) – 99.7%		24,846,899
Obligation to Return Collateral for Securities Loaned – (0.3)%		(69,124)
Cash and Other Assets Less Liabilities – 0.6%		144,969
Net Assets – 100.0%		$24,922,744

REIT = Real Estate Investment Trust

Notes to Statement of Investments

(a)  Illiquid security.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2013, the market value of these securities amounted to $813,934, which represented

3.27% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Archipelago Resources	12/20/10- 9/26/13	783,000	$810,985	$674,237
Union Agriculture Group	12/8/10- 6/27/12	13,068	150,000	139,697
			$960,985	$813,934

(c)  The Fund also received put options through a transaction related to a proposed company restructuring of Archipelago Resources. Additional information on the put options received is as follows:

Security	Option Shares	Exercise Price		Expiration Date	Value
Option[1]	783,000	GBP	0.58	August 13, 2014	$64,830

GBP = British Pound

1  Archipelago Resources is expected to restructure into a new company during 2014. From January 31, 2014, the option is exercisable until the earlier of (i) the date the company is restructured and prices the shares for its initial public offering or (ii) August 13, 2014, subject to extension until the date the company is restructured and prices the shares for its initial public offering (but not later than September 26, 2016). After August 13, 2014, the valuation of the option will fluctuate based upon its fair market value as determined in accordance with the put option agreement. These put options are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees.

(d)  All or a portion of this security was on loan at December 31, 2013. The total market value of securities on loan at December 31, 2013 was $65,150.

(e)  Non-income producing security.

(f)  On December 31, 2013, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$5,017,015	20.1
British Pound	3,592,625	14.4
Australian Dollar	2,736,209	11.0
Euro	1,619,280	6.5
Singapore Dollar	1,569,555	6.3
Canadian Dollar	1,444,424	5.8
South Korean Won	1,372,228	5.5
Other currencies less than 5% of total net assets	5,989,975	24.0
Total Equities	$23,341,311	93.6

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At December 31, 2013, for federal income tax purposes, the cost of investments was $20,653,764 and net unrealized appreciation was $4,193,135 consisting of gross unrealized appreciation of $4,949,840 and gross unrealized depreciation of $756,705.

See accompanying notes to financial statements.
8

Wanger International Select 2013 Annual Report

Wanger International Select

Statement of Investments December 31, 2013

  At December 31, 2013, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation (Depreciation)
USD	ZAR	6,259,020	$600,000	1/15/14	$4,388

The counterparty for all forward foreign currency exchange contracts is Morgan Stanley.

USD = United States Dollar

ZAR = South African Rand

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of December 31, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$—	$9,668,087	$674,237	$10,342,324
Europe	—	7,007,376	—	7,007,376
Other Countries	1,633,401	2,937,433	—	4,570,834
Latin America	698,649	582,431	139,697	1,420,777
Total Equities	2,332,050	20,195,327	813,934	23,341,311
Total Short-Term Investments	1,436,464	—	—	1,436,464
Total Securities Lending Collateral	69,124	—	—	69,124
Total Investments	$3,837,638	$20,195,327	$813,934	$24,846,899
Unrealized Appreciation: Forward Foreign Currency Exchange Contracts	—	4,388	—	4,388
Options	—	—	64,830	64,830
Total	$3,837,638	$20,199,715	$878,764	$24,916,117

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

  There were no transfers of financial assets between levels 1 and 2 during the period.

See accompanying notes to financial statements.
9

Wanger International Select 2013 Annual Report

Wanger International Select

Statement of Investments December 31, 2013

The following table reconciles asset balances for the period ending December 31, 2013, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2012	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2013
Equities Asia	$—	$—	$(88,511)	$52,798	$—	$709,950	$—	$674,237
Latin America	133,816	—	5,881	—	—	—	—	$139,697
Options Asia	—	—	64,830	—	—	—	—	64,830
	$133,816	$—	$(17,800)	$52,798	$—	$709,950	$—	$878,764

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at December 31, 2013, which were valued using significant unobservable inputs (Level 3), amounted to $(17,800).

Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at 12/31/13	Valuation Technique(s)	Unobservable Input(s)	Range
Equities Asia	$674,237	Discounted cash flow	Enterprise valuation and illiquid discount	19.5	% to 22.7%
Latin America	139,697	Market comparable companies	Discount for lack of marketability	8	% to 10%
Options Asia	64,830	Income approach	Illiquid discount	6%

  Certain securities classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to, estimated earnings of the company, and the position of the security within the company's capital structure. The Committee also may note some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

  Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

See accompanying notes to financial statements.
10

Wanger International Select 2013 Annual Report

Wanger International Select

Portfolio Diversification December 31, 2013

At December 31, 2013, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of net assets
Consumer Goods & Services
Other Durable Goods	$1,907,280	7.7
Nondurables	820,776	3.3
Casinos & Gaming	805,453	3.2
Other Consumer Services	672,222	2.7
Retail	538,562	2.2
Restaurants	311,172	1.2
Food & Beverage	284,426	1.1
	5,339,891	21.4
Finance
Insurance	2,447,702	9.8
Brokerage & Money Management	1,001,143	4.0
Banks	856,431	3.5
	4,305,276	17.3
Industrial Goods & Services
Outsourcing Services	1,366,517	5.5
Machinery	1,084,797	4.3
Industrial Materials & Specialty Chemicals	531,826	2.1
Conglomerates	390,819	1.6
Other Industrial Services	264,025	1.1
	3,637,984	14.6
Energy & Minerals
Mining	2,500,727	10.0
Oil Services	612,026	2.5
Oil & Gas Producers	382,306	1.5
Agricultural Commodities	139,697	0.6
	3,634,756	14.6
	Value	Percentage of net assets
Information
Mobile Communications	$1,130,153	4.5
Business Software	610,623	2.5
Advertising	531,682	2.1
Computer Hardware & Related Equipment	424,024	1.7
Internet Related	355,893	1.4
Financial Processors	292,909	1.2
Computer Services	230,972	0.9
	3,576,256	14.3
Other Industries
Real Estate	2,275,840	9.1
	2,275,840	9.1
Health Care
Medical Equipment & Devices	571,308	2.3
	571,308	2.3
Total Equities:	23,341,311	93.6
Short-Term Investments:	1,436,464	5.8
Securities Lending Collateral:	69,124	0.3
Total Investments:	24,846,899	99.7
Obligation to Return Collateral for Securities Loaned:	(69,124)	(0.3)
Cash and Other Assets Less Liabilities:	144,969	0.6
Net Assets:	$24,922,744	100.0%

See accompanying notes to financial statements.
11

Wanger International Select 2013 Annual Report

Statement of Assets and Liabilities
December 31, 2013

Assets:
Investments, at cost	$19,959,294
Investments, at value (including securities on loan of $65,150)	$24,846,899
Options, at value	64,830
Foreign currency (cost of $2,224)	2,234
Unrealized appreciation on forward foreign currency exchange contracts	4,388
Receivable for:
Investments sold	26,973
Fund shares sold	59,032
Securities lending income	29
Dividends	17,800
Foreign tax reclaims	14,014
Expense reimbursement due from investment advisor	240
Prepaid expenses	463
Total Assets	25,036,902
Liabilities:
Collateral on securities loaned	69,124
Payable for:
Investments purchased	586
Investment advisory fee	640
Administration fee	34
Transfer agent fee	1
Trustees' fees	8,082
Custody fee	6,960
Reports to shareholders	7,794
Chief compliance officer expenses	57
Other liabilities	20,880
Total Liabilities	114,158
Net Assets	$24,922,744
Composition of Net Assets:
Paid-in capital	$19,434,067
Overdistributed net investment income	(539,656)
Accumulated net realized gain	1,071,395
Net unrealized appreciation (depreciation) on:
Investments	4,887,605
Foreign currency translations	115
Forward foreign currency exchange contracts	4,388
Options	64,830
Net Assets	$24,922,744
Fund Shares Outstanding	1,218,623
Net asset value, offering price and redemption price per share	$20.45

Statement of Operations
For the Year Ended December 31, 2013

Investment Income:
Dividends (net foreign taxes withheld of $78,687)	$609,194
Interest	8
Income from securities lending – net	9,268
Total Investment Income	618,470
Expenses:
Investment advisory fee	232,105
Transfer agent fees	168
Administration fee	12,346
Trustees' fees	2,685
Custody fees	49,017
Reports to shareholders	26,223
Audit fees	34,327
Legal fees	2,333
Chief compliance officer expenses	731
Commitment fee for line of credit (Note 5)	150
Other expenses	13,870
Total Expenses	373,955
Less reimbursement of expenses by Investment Manager (Note 4)	(15,919)
Net Expenses	358,036
Net Investment Income	260,434
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	1,722,334
Foreign currency translations	(1,571)
Forward foreign currency exchange contracts	98,992
Net realized gain	1,819,755
Net change in unrealized appreciation (depreciation) on:
Investments	1,069,705
Foreign currency translations	397
Forward foreign currency exchange contracts	33,211
Options	64,830
Net change in unrealized appreciation	1,168,143
Net realized and unrealized gain	2,987,898
Net Increase in Net Assets from Operations	$3,248,332

See accompanying notes to financial statements.
12

Wanger International Select 2013 Annual Report

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
Operations:
Net investment income	$260,434	$394,578
Net realized gain (loss) on:
Investments	1,722,334	2,993,706
Foreign currency translations	(1,571)	(10,501)
Forward foreign currency exchange contracts	98,992	(13,334)
Net change in unrealized appreciation (depreciation) on:
Investments	1,069,705	1,544,427
Foreign currency translations	397	549
Forward foreign currency exchange contracts	33,211	37,539
Options	64,830	—
Net Increase in Net Assets from Operations	3,248,332	4,946,964
Distributions to Shareholders From:
Net investment income	(1,451,610)	(278,945)
Net realized gains	(876,210)	—
Total Distributions to Shareholders	(2,327,820)	(278,945)
Share Transactions:
Subscriptions	1,509,200	1,426,353
Distributions reinvested	2,327,820	278,945
Redemptions	(4,650,985)	(5,575,629)
Net Decrease from Share Transactions	(813,965)	(3,870,331)
Total Increase in Net Assets	106,547	797,688
Net Assets:
Beginning of period	24,816,197	24,018,509
End of period	$24,922,744	$24,816,197
Overdistributed net investment income	$(539,656)	$(60,591)

See accompanying notes to financial statements.
13

Wanger International Select 2013 Annual Report

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year.

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Period	$19.83		$16.44		$18.57		$15.42		$12.01
Income from Investment Operations:
Net investment income	0.21		0.29		0.14		0.09		0.10
Net realized and unrealized gain (loss)	2.37		3.32		(1.99)		3.28		3.71
Total from Investment Operations	2.58		3.61		(1.85)		3.37		3.81
Less Distributions to Shareholders:
Net investment income	(1.22)		(0.22)		(0.28)		(0.22)		(0.40)
Net realized gains	(0.74)		—		—		—		—
Total Distributions to Shareholders	(1.96)		(0.22)		(0.28)		(0.22)		(0.40)
Net Asset Value, End of Period	$20.45		$19.83		$16.44		$18.57		$15.42
Total Return	14.04	%(a)	22.00%		(10.11	)%(a)	22.09%		32.92	%(a)
Ratios to Average Net Assets/Supplemental Data:
Total gross expenses (b)	1.51%		1.43%		1.45%		1.38%		1.49%
Total net expenses (b)	1.45%		1.42	%(c)	1.40	%(c)	1.38	%(c)	1.45	%(c)
Net investment income	1.05%		1.57%		0.77%		0.57%		0.75%
Portfolio turnover rate	74%		58%		44%		37%		62%
Net assets, end of period (000s)	$24,923		$24,816		$24,019		$31,669		$31,454

Notes to Financial Highlights

(a)  Had the investment manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests, if any. Such indirect expenses are not included in the reported expense ratios.

(c)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.
14

Wanger International Select 2013 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger International Select (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual funds and exchange traded funds are valued at their closing net asset value as reported to the applicable exchange. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board.

Derivative instruments

The Fund invests in forward foreign currency exchange contracts on a limited basis, as detailed below. Forward foreign currency exchange contracts are derivative instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, in this case, currencies. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract and the potential for market movements, which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The put option held at December 31, 2013 was acquired through a transaction between the Fund and the controlling shareholder of Archipelago Resources (the "Controlling Shareholder") in connection with the delisting of the shares of Archipelago Resources in 2013 and the anticipated restructuring of Archipelago Resources into a new company during 2014 ("New Co"). Normally a put option would be bought to decrease the Fund's exposure to the underlying stock. However, in this case the put option related to the proposed restructuring of Archipelago Resources provides the Fund with the ability to sell its shares back to the Controlling Shareholder at an agreed upon price or to convert the shares held in Archipelago Resources into shares of New Co based upon the terms of the put option agreement between the Fund and the Controlling Shareholder.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward foreign currency exchange contracts

Forward foreign currency exchange contracts are OTC agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities. The Fund's use of forward foreign currency exchange contracts was not material to the net assets of the Fund.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

15

Wanger International Select 2013 Annual Report

Notes to Financial Statements, continued

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the gross and net amount of assets and liabilities of the Fund available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2013:

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Recognized Assets	Statement of Assets and Liabilities	Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Received	Securities Collateral Received	Net Amount (b)
Forward Foreign Currency Exchange Contracts	$4,388	$—	$4,388	$—	$—	$—	$4,388

(a)  Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

Effects of derivative transactions in the financial statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Statement of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	$4,388
Equity risk	Options, at value	64,830
Total		$69,218

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange risk	$98,992

Change in Unrealized Appreciation (Depreciation) on Derivatives
Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Options	Total
Foreign exchange risk	$33,211	$—	$33,211
Equity risk	—	64,830	64,830
Total	$33,211	$64,830	$98,041

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2013:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	27
Option	1

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund estimates the tax character of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent, and borrower rebates. The Fund's investment manager, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some or all of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2013, is included in the Statement of Operations.

16

Wanger International Select 2013 Annual Report

Notes to Financial Statements, continued

The following table presents the Fund's gross and net amount of assets available for offset under a securities lending agreement as well as the related collateral received by the Fund as of December 31, 2013:

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Recognized Assets	Statement of Assets and Liabilities	Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Received	Securities Collateral Received	Net Amount (b)
Securities loaned	$65,150	$—	$65,150	$—	$65,150	$—	$—

(a)  Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)  Represents the net amount due from counterparties in the event of default.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2013, permanent book and tax basis differences resulting primarily from foreign currency transactions, passive foreign invesment company (PFIC) holdings and foreign capital gains tax were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
$712,111	$(712,111)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

	December 31, 2013	December 31, 2012
Ordinary Income*	$1,451,610	$278,945
Long-Term Capital Gains	876,210	—

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
$161,584	$1,077,094	$4,193,135

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and passive foreign investment company (PFIC) adjustments.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.89%

17

Wanger International Select 2013 Annual Report

Notes to Financial Statements, continued

For the year ended December 31, 2013, the effective investment advisory fee rate was 0.94% of the Fund's average daily net assets.

Through April 30, 2014, CWAM has contractually agreed to reimburse the Fund to the extent that ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, exceed the annual rate of 1.45% of average daily net assets on an annualized basis.

The reimbursement to the Fund for the year ended December 31, 2013, was $15,919.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the year ended December 31, 2013, the effective administration fee rate was 0.05% of the Fund's average daily net assets. Columbia Management provides certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent to the Fund. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

5.  Borrowing Arrangements

During the year ended December 31, 2013, the Trust participated in a credit facility with JPMorgan Chase Bank, N.A., along with Columbia Acorn Trust, another trust managed by CWAM, in the amount of $150 million prior to January 11, 2013, $200 million for the period January 11, 2013 through July 21, 2013, and $150 million thereafter. The credit facility was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed as a part of "Commitment fee for line of credit" in the Statement of Operations. The Trust expects to renew this line of credit for one year durations in July at then current market rates and terms.

No amounts were borrowed for the benefit of the Fund during the year ended December 31, 2013.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year ended December 31, 2013	Year ended December 31, 2012
Shares sold	76,127	77,088
Shares issued in reinvestment of dividend distributions	124,831	14,145
Less shares redeemed	(233,547)	(301,238)
Net increase (decrease) in shares outstanding	(32,589)	(210,005)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2013, were $16,978,670 and $19,292,473, respectively.

8.  Shareholder Concentration

At December 31, 2013, two unaffiliated shareholder accounts owned an aggregate of 93.8% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

9.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

10.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

18

Wanger International Select 2013 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger International Select:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger International Select (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 18, 2014

19

Wanger International Select 2013 Annual Report

Federal Income Tax Information (Unaudited)

The Fund hereby designates the following tax attributes in the fiscal year ended December 31, 2013.

Tax Designations
Dividends Received Deduction	0.03%
Capital Gain Dividend	$1,137,246
Foreign Taxes Paid	$52,970
Foreign Source Income	$687,234

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

20

Wanger International Select 2013 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Each trustee may serve a term of unlimited duration. The Trust's By-laws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the four series of Wanger Advisors Trust and for each of the eight series of Columbia Acorn Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2013	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust:
Laura M. Born, 48, Trustee and Chair	2007	Adjunct Associate Professor of Finance, University of Chicago Booth School of Business; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker/dealer) 2002-2007.	12	Columbia Acorn Trust; Carlson Wagonlit Travel, B.V.
Michelle L. Collins, 53, Trustee	2008	President, Cambium LLC (financial and business advisory firm) since 2007; Advisory Board Member, Svoboda Capital Partners LLC (private equity firm) since 2007.	12

Columbia Acorn Trust; Integrys Energy Group, Inc. (public utility); Molex, Inc. (electronics components manufacturer) 2003-2012; Bucyrus International, Inc. (manufacturer of mining equipment) 2009-2011.

Maureen M. Culhane, 65, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007, and Vice President (Consultant) — Strategic Relationship Management, Goldman Sachs & Co., 1999-2005.	12	Columbia Acorn Trust
Margaret M. Eisen, 60, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; Managing Director, CFA Institute, 2005-2008.	12	Columbia Acorn Trust; Burnham Investors Trust; Antigenics, Inc. (biotechnology and pharmaceuticals) 2003-2009.
John C. Heaton, 54, Trustee	2010	Deputy Dean for Faculty, University of Chicago Booth School of Business; Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since 2000.		Columbia Acorn Trust
Steven N. Kaplan, 54, Trustee and Vice Chair	1999	Neubauer Family Distinguished Service Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business; faculty member of the University of Chicago Booth School of Business since 1998.	12	Columbia Acorn Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).

21

Wanger International Select 2013 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2013	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust: (continued)
David J. Rudis, 60, Trustee	2010	Retired. National Checking and Debit Executive, and Illinois President, Bank of America, 2007 – 2009; President, Consumer Banking Group, LaSalle National Bank, 2004 – 2007.	12	Columbia Acorn Trust
David B. Small, 57, Trustee	2010	Managing Director, Grosvenor Capital Management, L.P. (investment adviser) since 1994; Adjunct Associate Professor of Finance, University of Chicago Booth School of Business.	12	Columbia Acorn Trust
Trustees who are interested persons of Wanger Advisors Trust:
Charles P. McQuaid, 60, Trustee and President (1), (2)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; associated with CWAM or its predecessors as an investment professional since 1978.	12	Columbia Acorn Trust
Trustee Emeritus
Ralph Wanger, 79, Trustee Emeritus (3)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992 – September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003 – September 2005.	12	Columbia Acorn Trust
Officers of Wanger Advisors Trust:
Robert A. Chalupnik, 47, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2000; Vice President Columbia Acorn Trust and Wanger Advisors Trust since May 2011.	12	N/A
Michael G. Clarke, 44, Assistant Treasurer	2004	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; Senior officer, Columbia Funds and affiliated funds since 2002.	12	N/A
Joseph F. DiMaria, 44, Assistant Treasurer	2010	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 – April 2010.	12	N/A
P. Zachary Egan, 44, Vice President (2)	2003	Director of International Research, CWAM or its predecessors since December 2004; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2007; portfolio manager and/or analyst, CWAM or its predecessors, since 1999.	12	N/A
Fritz Kaegi, 42, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2004; Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	N/A
John Kunka, 43, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM since 2006.	12	N/A
Stephen Kusmierczak, 46, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	N/A
Joseph C. LaPalm, 44, Vice President	2006	Chief Compliance Officer, CWAM since 2005.	12	N/A

22

Wanger International Select 2013 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2013	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Officers of Wanger Advisors Trust: (continued)
Bruce H. Lauer, 56, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors since April 2000; Vice President, Secretary and Treasurer, (Chief Financial and Accounting Officer), Columbia Acorn Trust and Wanger Advisors Trust since 1995; formerly, Director, Wanger Investment Company PLC; formerly, Director, Banc of America Capital Management (Ireland) Ltd.; and formerly, Director, Bank of America Global Liquidity Funds, PLC.	12	N/A
Louis J. Mendes III, 49, Vice President	2003	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	12	N/A
Robert A. Mohn, 52, Vice President (2)	1997	Director of Domestic Research, CWAM or its predecessors since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 1997; portfolio manager and/or analyst, CWAM or its predecessors since August 1992.	12	N/A
Christopher J. Olson, 49, Vice President	2001	Portfolio manager and/or analyst, CWAM or its predecessors, since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2001.	12	N/A
Christopher O. Petersen, 44, Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly, Vice President and Group Counsel or Counsel, April 2004 – January 2010); officer, Columbia Funds and affiliated funds since 2007.	12	N/A
Scott R. Plummer, 54, Assistant Secretary	2010

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (or its predecessors) since June 2005; Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014, Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012, and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (or its predecessors) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc., 2006 – 2010; Senior officer, Columbia Funds and affiliated funds since 2006.

			12	N/A
Robert P. Scales, 61, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	12	N/A
Andreas Waldburg-Wolfegg, 47, Vice President	2011	Portfolio Manager and/or analyst of CWAM since 2002; Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	N/A
Linda Roth-Wiszowaty, 44, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	12	N/A

*  Dates prior to April 1992 correspond to the date of first election or appointment as a trustee or officer of The Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.

(1)  Mr. McQuaid is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940, because he is an officer of the Trust and of CWAM.

(2)  Effective March 31, 2014, Mr. McQuaid expects to step down from his current role as President and Chief Investment Officer of CWAM. Effective April 1, 2014 it is expected that Mr. Mohn will become the Domestic Chief Investment Officer of CWAM and Mr. Egan will become the President and International Chief Investment Officer of CWAM.

(3)  As permitted under the Wanger Advisors Trust's By-Laws, Mr. Wanger serves as a non-voting Trustee Emeritus of the Trust.

23

Wanger International Select 2013 Annual Report

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24

Wanger International Select 2013 Annual Report

Columbia Wanger Funds

Trustees

Laura M. Born
Chair of the Board

Steven N. Kaplan
Vice Chair of the Board

Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
John C. Heaton
Charles P. McQuaid
David J. Rudis
David B. Small
Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid
President

Robert A. Chalupnik
Vice President

Michael G. Clarke
Assistant Treasurer

Joseph F. DiMaria
Assistant Treasurer

P. Zachary Egan
Vice President

Fritz Kaegi
Vice President

John M. Kunka
Assistant Treasurer

Stephen Kusmierczak
Vice President

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Secretary and Treasurer

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Christopher O. Petersen
Assistant Secretary

Scott R. Plummer
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer, Senior Vice President and
General Counsel

Andreas Waldburg-Wolfegg
Vice President

Linda K. Roth-Wiszowaty
Assistant Secretary

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O.Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on our website, columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 to 40 days after each month-end.

25

Columbia Wanger Funds

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1451 E (2/14) 815617

Wanger Select

2013 Annual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger Select

  2013 Annual Report

1	Understanding Your Expenses
2	Containerized Cargo and the Man Who Popularized It
4	Performance Review
6	Statement of Investments
11	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
18	Report of Independent Registered Public Accounting Firm
19	Federal Income Tax Information (Unaudited)
20	Board of Trustees and Management of Wanger Advisors Trust

A Comment on Trading Volumes

Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. In the wake of the 2007-2009 financial crisis, trading volumes in both emerging and developed international markets declined significantly and have stayed at generally reduced levels since then. Although it is difficult to accurately assess trends in trading volumes in foreign markets, because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes poses challenges to the Fund. This is particularly so because the Fund focuses on small- and mid-cap companies that usually have lower trading volumes and often takes sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell securities, which can exacerbate the Fund's exposure to volatile markets. The Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in company prices and fundamentals. If the Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As the Fund grows in size, these considerations take on increasing significance and may adversely impact performance.

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with over 40 years of small- and mid-cap investment experience. As of December 31, 2013, CWAM managed $39.7 billion in assets. CWAM is the investment manager to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

An important note: Columbia Wanger Funds are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or certain eligible retirement plans. Columbia Wanger Funds are not offered directly to the public and are not available in all contracts, policies or plans. Contact your financial advisor or insurance representative for more information. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.

Investors should carefully consider investment objectives, risks, charges and expenses before investing. For variable fund and variable contract prospectuses, which contain this and other important information, investors should contact their financial advisor or insurance representative. Read the prospectus carefully before investing.

The views expressed in "Containerized Cargo and the Man Who Popularized It" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger Select 2013 Annual Report

Understanding Your Expenses

As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other expenses for Wanger Select (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

July 1, 2013 - December 31, 2013

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger Select	1,000.00	1,000.00	1,196.50	1,020.74	5.20	4.79	0.93

* Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

1

Wanger Select 2013 Annual Report

Containerized Cargo and the Man Who Popularized It

Born in a small town in North Carolina, Malcom McLean had little formal schooling beyond grade school. He first worked as a farmer and then operated a gas station. When, in 1934, a road builder asked him where he could hire a truck and a driver, Malcom bought a used truck for $150 and signed on. Malcom went on to build McLean Trucking, one of the largest trucking firms in the country.1 The company was an early adopter of diesel engines and conveyors, and acquired other truckers in order to transport backhauls under Interstate Commerce Commission rules.2

Early in his trucking career, McLean personally had the job of delivering cotton to the port of New York and returning with a truck full of roofing material. He grew impatient waiting for the stevedores to unload and reload his truck and thought that switching full containers would save time and money.3

In 1955, McLean sold his trucking business and bought Pan-Atlantic Steamship Company for $7 million cash. He then bought Pan-Atlantic's former parent company, Waterman, in a $42 million leveraged buyout using Pan-Atlantic as collateral.4 Combined, the companies operated 37 World War II surplus C-2 cargo ships. He also bought four World War II surplus T-2 tankers and had them equipped with spar decks on top, similar to those used during the war to haul large equipment across the Atlantic.

McLean now had the opportunity to put his shipping-by-container idea to work. Until the 1950s, general ocean cargo arrived at ports in crates, boxes, bags and on pallets. It was then meticulously packed by longshoremen; a typical ship took 150 of them four days to load.5 One steamship executive said it cost more to move cargo from the street to the hold of a ship, than it did to move the cargo across the sea.6 McLean decided to save time and space by utilizing detachable truck trailers, and transporting only the container section of the trailer on the vessels.7 In April 1956, service commenced between Port Newark, New Jersey, Miami, Florida and Houston,

Texas. Each of the four ships could accommodate 58 containers that were thirty-three feet long.8

Shipping by container did cost substantially less. As an extreme example, McLean calculated that the cost of hauling bottled beer from Newark to Miami was 94% cheaper by containership than by conventional shipping. More realistically, a government-sponsored study calculated that container shipping cost 39% to 74% less.9 McLean named his intermodal operation Sea-Land Service.

Sea-Land then set about converting six of the C-2 cargo ships in its fleet into dedicated containerships. Containers were to be stacked four high in the hold and two high on the deck, resulting in a capacity of 226 containers per vessel. In order to allow stacking, frames of the containers were strengthened and twist locks were invented to hold adjacent containers in place. The first converted C-2 began hauling containers in October 1957. These containerships could be loaded by a crew of 14 during a single eight-hour shift for a cost nearly 90% less than loading a similar sized break-bulk ship, a ship with cargo loaded individually.10

Imitators soon followed. In August 1958 Matson Line began service between California and Hawaii, carrying 20 containers on deck and conventional break-bulk cargo below. In 1960, Matson began launching dedicated containerships, again converted World War II cargo ships, accommodating up to 356 containers each. In 1960, Grace Line inserted mid-sections into C-2 cargo ships and converted them to containerships capable of carrying 476 containers for shipments between the United States and Latin America. But Grace Line abandoned the service within a few years due to labor problems. McLean launched ships that could carry 476 much larger containers in 1962, and put them into service between the East and West coasts of the United States,11 as well as between the continental United States and Puerto Rico.12 On its tenth anniversary in 1966, Sea-Land had 19 containerships.13 By 1969,

Sea-Land had also converted C-4s to carry 622 containers.14

McLean recognized that to achieve the full benefit of containers, the entire system of ports, labor, trucks and ships would have to change.15 Port Elizabeth, New Jersey, was designed for containerships. Opening in 1962, it had a wide and deep channel and plenty of paved area shore-side for containers in transit.16 New Jersey's share of the Port of New York cargo jumped from 9% in 1956 to 63% in 1970. Around the country, the few ports that had room for containers, good road and rail connections (and a penchant for spending on infrastructure) gained share, while ports relying on piers within congested cities lost out.17 McLean also signed agreements with unions, providing regular work, safe working conditions and provisions for early retirement in exchange for fewer paid employee hours and more flexible work rules.

Trans-Atlantic container shipping started in 1966 and competition increased. McLean decided to build all-new containerships rather than convert old vessels. He specified ships for both size and speed that could carry over 1,200 containers of varying sizes.18 The ships were to steam at 33 knots, well above most others that operated at 18 to 24 knots. The new containerships cost a total of $435 million. In May of 1969, McLean orchestrated a $530 million takeover of Sea-Land by R.J. Reynolds, a cash-rich tobacco company, as Sea-Land needed investment capital and R.J. Reynolds wanted to diversify.19

The first of eight ships launched in 1972. It crossed the Atlantic in under five days and averaged 31 knots, a cargo ship record. After refinements, sister ships were able to make the crossing in under four days, beating the record of all passenger ships except for a ship named the United States.20 Six of the eight ships were eventually assigned to trans-Pacific crossings.

But fast ships use far more fuel than slower ships. Sea-Land's new containerships consumed nearly twice as much fuel per mile at 33 knots than at 24 knots, and at 24 knots consumed

2

Wanger Select 2013 Annual Report

more fuel per container than ships that were designed for 24 knots or less. After two oil price spikes in the 1970s, the ships became unprofitable and were sold in 1981, at less than half their cost of construction, to the U.S. Navy for use as fast supply vessels.21

McLean reduced his role at Sea-Land after the fast ships launched in 1972, resigned from the R.J. Reynolds board in 1977 and sold his last shares in the company in 1980. R.J. Reynolds spun off Sea-Land in 1984; CSX bought it in 1986, and sold it to Maersk in 1999.

McLean re-entered the shipping industry by buying United States Lines from Walter Kidde in April 1978. Later that year, the company placed a record order to construct 12 new containerships, each with a capacity somewhat over 4,250 containers. These ships were 40% larger than the largest containership in existence and would provide United States Lines with the most capacity in the industry. Per container, the ships would be by far the most efficient and would cruise at a fuel-efficient 16 knots. The ships were highly automated and were able to carry nearly 50 times as much cargo per crewmember as the first dedicated cargo ships.22

Tragically for McLean and United States Lines, the price of oil then plunged, fuel efficiency mattered a lot less, and speed became more important. The ships were underpowered and had trouble keeping schedules in rough seas. They could not compete and in 1986 the company filed the biggest bankruptcy in U.S. history. The ships were sold at $0.28 on the dollar 16 months later.23 McLean was mortified by the failure, which cost thousands of jobs and millions of dollars. He died in 2001 at the age of 87, after yet another attempt to re-enter the industry.

Containerships kept getting larger and speeds gradually increased. Beginning in 2006, Maersk launched eight ships capable of carrying over 14,000 containers. Larger containerships had costs per container nearly 50% less than smaller ships.24 In 2013, Maersk launched the Mc-Kinney Moller with a capacity of 18,000 containers and had 19 more on order. These ships are longer than the height of the Empire State Building's occupied floors. Echoing McLean's 1978 order, the ships are designed to be at least 30% more fuel efficient than competitors and cruise at 16 knots.25 Worldwide containership capacity currently exceeds 17 million containers, which, if laid end-to-end, exceeds twice the circumference of the world.26

Containerships made freight transport reliable and incredibly cheap. At least three-quarters of vessels in the Far East/North America trade arrive within a day of schedule. In 2004, 4,000 video recorders could be shipped from the Far East to Europe for $0.83 each and Scotch whisky could be shipped from Europe to Japan for $0.05 per bottle.27 In 2013, it was cheaper to ship Scottish cod 10,000 miles to China for filleting and back to Scotland than to fillet it in Scotland!28

Containerized cargo hiked supplies and reduced prices of consumer goods, raising living standards around the world. The containership industry has high fixed costs and is very cyclical. Also, new more efficient ships increase industry capacity and depress pricing, hurting profitability of existing ships. As investors, we've found more stable opportunities in this industry by investing in adjunct businesses that benefit from increased container volumes. These include freight forwarders, which tend to benefit from declining costs or transport, and container owners, which exist today thanks to the ingenuity of Malcom McLean.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Cudahy, Brian J., Box Boats, How Container Ships Changed the World (New York, New York, Fordham University Press, 2006) p. 21.

2  Levinson, Marc, The Box, How the Shipping Container Made the World Smaller and the World Economy Bigger (Princeton, New Jersey, Princeton University Press, 2006), p. 40-41.

3  Cudahy, Brian J., op. cit., p. 10.

4  Ibid., p. 24.

5  Ibid., p. 35.

6  Ibid., p. 9.

7  Ibid., p. 27.

8  Levinson, Marc, op. cit., p. 49, 51.

9  Ibid., p. 48, 91.

10  Cudahy, Brian J., op. cit., p. 35.

11  Ibid., p. 80.

12  Levinson, Marc, op. cit., p. 72.

13  Cudahy, Brian J., op. cit., p. 90.

14  Ibid., p. 100.

15  Levinson, Marc, op. cit., p. 53.

16  Ibid., p. 91.

17  Ibid., p. 91, 96, 193.

18  Sea-Land's initial containers were 33 and 35 feet long, while Matson Lines' were 24 feet and Grace Lines' measured 17 feet, lengths determined by ship sizes and road regulations. Going forward in this essay, capacity refers to standardized 20-foot trailer equivalent units (TEU), though most containers today are 40 feet long.

19  Levinson, Marc, op. cit., p. 216-217.

20  Cudahy, Brian J., op. cit., p. 123.

21  Ibid., p. 136-137.

22  Ibid., p. 149-150.

23  Levinson, Marc, op. cit., p. 243.

24  Stopford, Martin, Maritime Economics, Third Edition (New York, New York, Routledge, Taylor & Francis Group, 2009) p. 540.

25  Bennett, Drake, "Risk Ahoy: Maersk, Daewoo Build the World's Biggest Boat," Bloomberg Businessweek, September 5, 2013.

26  World Shipping Council website, http://www.worldshipping.org/about-the-industry/liner-ships/container-vessel-fleet.

27  Stopford, Martin, op. cit., p. 512, 522.

28  George, Rose, Ninety Percent of Everything, Inside Shipping, The Invisible Industry that Puts Clothes on Your Back, Gas in Your Car, and Food on Your Plate (New York, New York, Metropolitan Books, Henry Hold and Company, 2013), p. 18.

3

Wanger Select 2013 Annual Report

Performance Review Wanger Select

Robert A. Chalupnik
Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for most recent month-end performance updates.

Wanger Select ended 2013 up 34.58%, outperforming the 33.50% gain of its benchmark, the S&P MidCap 400 Index. It is pleasing to end the year with performance above benchmark following a weak start to the year. Several holdings that underperformed in early 2013 recovered nicely as the year progressed, and some new positions in the Fund got off to a strong start, contributing to gains.

A top contributor for the year was insurance provider CNO Financial Group. Its stock gained 90% for the year as the company continued to make progress toward its goal of 9% return on equity (ROE) by the end of 2015. Offshore business process outsourcing services provider WNS had an annual gain of 110%. Its stock continues to benefit from growth in new business and price-to-earnings multiple expansion.

Car rental company Hertz gained 75% for the year, benefiting from lower fleet costs and higher pricing and utilization, which drove earnings growth. Its stock also received a boost on the last day of the year, rising 10% after the company adopted a shareholder rights plan in response to unusual and substantial trading of its stock. We took the opportunity to capture gains during this rally and trimmed the Fund's position. South American oil producer Canacol ended the year with an annual return of 110%. Investors responded favorably to its solid production and successful well results.

Among the detractors to returns for the year was gold miner Kirkland Lake Gold. Its stock fell along with gold prices, declining 64%. We sold out of the stock in the fourth quarter of the year due to concerns about the impact a long period of lower gold prices could have on the company. This sale also reduced the Fund's exposure to riskier micro-cap names. We have been reducing this exposure across the portfolio since 2011. Rather than invest in such companies, we have tried to emphasize more of CWAM's "best ideas." While "best ideas" do not dominate the portfolio, they do represent a significant percentage of the Fund's holdings.

Petrodorado Energy, an oil and gas exploration and production company operating in Colombia, Peru and Paraguay, was also a detractor during 2013, falling 73%. The company hit oil in Colombia, but concerns remained as to whether the well would be commercially viable.

During the second half of the year we added six new names to the Fund's portfolio. Self-storage facilities real estate investment trust (REIT) Extra Space Storage was added to replace Biomed Realty Trust, a life science-focused REIT. We view Extra Space Storage as a better-quality name with higher expected returns. Informatica, a developer of enterprise data integration software, was also added. We consider Informatica a well-managed company positioned to benefit from increasing sources and uses of data. Casey's General Stores, an owner/operator of convenience stores located in rural communities, tends to be the only game in town and the chain is experiencing growth in new stores and also adding higher margin products to existing locations. Rowan, a contract offshore driller, is enjoying strong demand for its deep water drilling services and is expanding its fleet of rigs. Antero Resources is an oil and gas producer drilling in the Marcellus and Utica shale found in the Appalachian Basin states. Lastly, we added Post Properties, a multi-family REIT. Post's rental properties are located in faster growing markets in the South and Mid-Atlantic states and should benefit from rising rental rates in its markets.

We sold out of seven positions in the second half of the year. In addition to Kirkland Lake Gold and Biomed Realty Trust, we sold communications towers owner Crown Castle International. Within the same industry, we prefer SBA Communications at current valuations. Also among the second-half sales was RexLot Holdings, a lottery equipment supplier in China, which was sold to reduce the portfolio's exposure to micro-caps.

The U.S. stock market, as defined by the S&P 500 Index, ended the year at an all-time high and was 18% above the prior high set on October 9, 2007. Although no one can predict how the stock market will perform in 2014, we believe there are encouraging signs that the U.S. economy could continue to improve. Also, over a longer time period, it seems likely that the U.S. manufacturing base will benefit from cheaper natural gas, reasonable electricity rates and stable unit labor rates relative to increasing unit labor rates in other regions of the world. This view is reflected in the Fund's overweight position in the industrials sector.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Please also see "A Comment on Trading Volumes" on the table of contents page of this report.

Fund holdings are as of the date given, are subject to change at any time and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/13

Hertz	5.2%
CNO Financial Group	4.4
WNS	4.0
SBA Communications	3.4
Canacol	2.5
Post Properties	2.2
Casey's General Stores	1.6
Extra Space Storage	1.1
Informatica	1.1
Rowan	1.0
Antero Resources	0.3
Petrodorado Energy	0.1

4

Wanger Select 2013 Annual Report

Growth of a $10,000 Investment in Wanger Select
February 1, 1999 (inception date) through December 31, 2013

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiamanagement.com.

This graph compares the results of $10,000 invested in Wanger Select on February 1, 1999 (the date the Fund began operations) through December 31, 2013, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 12/31/13

1. Ametek Aerospace/Industrial Instruments	6.5%
2. Hertz Largest U.S. Rental Car Operator	5.2
3. CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	4.4
4. Discover Financial Services Credit Card Company	4.2
5. Donaldson Industrial Air Filtration	4.2
6. Amphenol Electronic Conductors	4.0
7. WNS - ADR (India) Offshore Business Process Outsourcing Services	4.0
8. SBA Communications Communications Towers	3.4
9. City National Bank & Asset Manager	3.2
10. Kennametal Consumable Cutting Tools	3.1

Top 5 Industries

As a percentage of net assets, as of 12/31/13

Industrial Goods & Services	25.9%
Information	22.1
Consumer Goods & Services	16.7
Finance	16.3
Energy & Minerals	7.4

Results as of December 31, 2013

	4th quarter*	1 year	5 years	10 years
Wanger Select	9.70%	34.58%	22.52%	9.27%
S&P MidCap 400 Index**	8.33	33.50	21.89	10.36
S&P 500 Index	10.51	32.39	17.94	7.41
Lipper Variable Underlying Mid-Cap Core Funds Index	8.61	33.83	20.10	9.20

*Not annualized.

**The Fund's primary benchmark.

NAV as of 12/31/13: $36.41

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity or life insurance policy or qualified pension or retirement plan. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio of 0.91% is stated as of the Fund's prospectus dated May 1, 2013, and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions.

The S&P MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies. The S&P 500 Index tracks the performance of 500 widely-held large capitalization U.S. stocks. Although the Fund typically invests in companies with market caps under $20 billion at the time of investment, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index. The Lipper Variable Underlying Mid-Cap Core Funds Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Variable Underlying Mid-Cap Core Funds Classification, and shows how the Fund's performance compares with returns of an index of funds with similar investment objectives. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

5

Wanger Select 2013 Annual Report

Wanger Select

Statement of Investments, December 31, 2013

Number of Shares		Value
	Equities – 97.8%
	Industrial Goods & Services – 25.9%
	Machinery – 19.2%
316,000	Ametek Aerospace/Industrial Instruments	$16,643,720
248,000	Donaldson Industrial Air Filtration	10,778,080
155,000	Kennametal Consumable Cutting Tools	8,070,850
90,000	Pall Life Science, Water & Industrial Filtration	7,681,500
84,000	Nordson Dispensing Systems for Adhesives & Coatings	6,241,200
		49,415,350
	Outsourcing Services – 2.7%
221,000	Quanta Services (a) Electrical & Telecom Construction Services	6,974,760
	Industrial Materials & Specialty Chemicals – 2.1%
70,000	FMC Corporation Niche Specialty Chemicals	5,282,200
	Industrial Distribution – 1.4%
33,000	Airgas Industrial Gas Distributor	3,691,050
	Other Industrial Services – 0.5%
30,000	Forward Air Freight Transportation Between Airports	1,317,300
	Total Industrial Goods & Services	66,680,660
	Information – 22.1%
	Instrumentation – 4.7%
30,000	Mettler-Toledo International (a) Laboratory Equipment	7,277,700
140,000	Trimble Navigation (a) GPS-based Instruments	4,858,000
		12,135,700
	Computer Hardware & Related Equipment – 4.0%
117,000	Amphenol Electronic Connectors	10,434,060
	Computer Services – 4.0%
465,000	WNS—ADR (India) (a) Offshore Business Process Outsourcing Services	10,188,150
Number of Shares		Value
	Mobile Communications – 3.5%
99,000	SBA Communications (a) Communications Towers	$8,894,160
	Business Software – 2.7%
46,000	Ansys (a) Simulation Software for Engineers & Designers	4,011,200
70,000	Informatica (a) Enterprise Data Integration Software	2,905,000
		6,916,200
	Telecommunications Equipment – 2.0%
57,000	F5 Networks (a) Internet Traffic Management Equipment	5,179,020
	Contract Manufacturing – 0.8%
130,000	Sanmina-SCI (a) Electronic Manufacturing Services	2,171,000
	Semiconductors & Related Equipment – 0.4%
130,000	Atmel (a) Microcontrollers, Radio Frequency & Memory Semiconductors	1,017,900
	Total Information	56,936,190
	Consumer Goods & Services – 16.7%
	Travel – 8.3%
465,000	Hertz (a) Largest U.S. Rental Car Operator	13,308,300
68,000	Vail Resorts Ski Resort Operator & Developer	5,115,640
60,000	Choice Hotels (b) Franchisor of Budget Hotel Brands	2,946,600
		21,370,540
	Retail – 3.8%
57,000	Casey's General Stores Owner/Operator of Convenience Stores	4,004,250
34,000	ULTA (a) Specialty Beauty Product Retailer	3,281,680
66,000	Best Buy Consumer Electronic Specialty Retailer	2,632,080
		9,918,010

See accompanying notes to financial statements.
6

Wanger Select 2013 Annual Report

Wanger Select

Statement of Investments, December 31, 2013

Number of Shares		Value
	Other Consumer Services – 2.6%
70,000	Lifetime Fitness (a) Sport & Fitness Club Operator	$3,290,000
125,000	Blackhawk Network (a) (b) Third Party Distributer of Prepaid Content, Mostly Gift Cards	3,157,500
190,141	IFM Investments (Century 21 China RE) – ADR (China) (a) Real Estate Services in China	389,789
		6,837,289
	Apparel – 1.4%
26,000	PVH Apparel Wholesaler & Retailer	3,536,520
	Educational Services – 0.5%
36,000	ITT Educational Services (a) (b) Post-secondary Degree Services	1,208,880
	Food & Beverage – 0.1%
307,000	GLG Life Tech (Canada) (a) Producer of an All-natural Sweetener Extracted from the Stevia Plant	144,505
	Total Consumer Goods & Services	43,015,744
	Finance – 16.3%
	Banks – 5.0%
105,000	City National Bank & Asset Manager	8,318,100
260,000	Associated Banc-Corp Midwest Bank	4,524,000
		12,842,100
	Insurance – 4.4%
640,000	CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	11,321,600
	Credit Cards – 4.2%
194,000	Discover Financial Services Credit Card Company	10,854,300
Number of Shares		Value
	Brokerage & Money Management – 2.7%
205,000	SEI Investments Mutual Fund Administration & Investment Management	$7,119,650
	Total Finance	42,137,650
	Energy & Minerals – 7.4%
	Oil & Gas Producers – 5.2%
967,259	Canacol (Colombia) (a) Oil Producer in South America	6,492,404
6,150,000	Shamaran Petroleum (Iraq) (a) Oil Exploration & Production in Kurdistan	2,663,215
114,000	Pacific Rubiales Energy (Colombia) Oil Production & Exploration in Colombia	1,968,237
3,600,000	Canadian Overseas Petroleum (United Kingdom) (a) (c)	853,189
184,000	Canadian Overseas Petroleum (United Kingdom) (a) Oil & Gas Exploration/Production in the North Sea	45,903
11,700	Antero Resources (a) (b) Oil & Gas Exploration & Production in Utica & Marcellus Shale	742,248
2,575,000	Petromanas (Canada) (a) Exploring for Oil in Albania	387,856
8,713,999	Petrodorado Energy (Colombia) (a) Oil & Gas Exploration & Production in Colombia, Peru & Paraguay	287,117
		13,440,169
	Agricultural Commodities – 1.1%
261,363	Union Agriculture Group (Uruguay) (a) (c) (d) Farmland Operator in Uruguay	2,793,970
	Oil Services – 1.0%
75,000	Rowan (a) Contract Offshore Driller	2,652,000

See accompanying notes to financial statements.
7

Wanger Select 2013 Annual Report

Wanger Select

Statement of Investments, December 31, 2013

Number of Shares		Value
	Alternative Energy – 0.1%
535,000	Synthesis Energy Systems (China) (a) Owner/Operator of Gasification Plants	$321,000
	Total Energy & Minerals	19,207,139
	Health Care – 6.1%
	Medical Supplies – 4.5%
136,000	Cepheid (a) Molecular Diagnostics	6,353,920
46,000	Henry Schein (a) Largest Distributor of Healthcare Products	5,255,960
		11,609,880
	Biotechnology & Drug Delivery – 1.6%
106,000	Seattle Genetics (a) Antibody-based Therapies for Cancer	4,228,340
	Total Health Care	15,838,220
	Other Industries – 3.3%
	Real Estate – 3.3%
125,000	Post Properties Multifamily Properties	5,653,750
70,000	Extra Space Storage Self Storage Facilities	2,949,100
		8,602,850
	Total Other Industries	8,602,850
Total Equities (Cost: $151,857,058) – 97.8%		252,418,453	(e)
Short-Term Investments – 2.2%
5,650,125	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	5,650,125
Total Short-Term Investments (Cost: $5,650,125) – 2.2%		5,650,125
Number of Shares		Value
Securities Lending Collateral – 1.2%
2,992,925	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (f)	$2,992,925
Total Securities Lending Collateral (Cost: $2,992,925)		2,992,925
Total Investments (Cost: $160,500,108)(g) – 101.2%		261,061,503
Obligation to Return Collateral for Securities Loaned – (1.2)%		(2,992,925)
Cash and Other Assets Less Liabilities – (–)% (h)		(157,973)
Net Assets – 100.0%		$257,910,605

ADR = American Depositary Receipts

Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2013. The total market value of securities on loan at December 31, 2013 was $2,949,729.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2013, the market value of these securities amounted to $3,647,159, which represented 1.41% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group 12/8/10-	6/27/12	261,363	$2,999,999	$2,793,970
Canadian Overseas Petroleum	11/24/10	3,600,000	1,539,065	853,189
			$4,539,064	$3,647,159

(d)  Illiquid security.

See accompanying notes to financial statements.
8

Wanger Select 2013 Annual Report

Wanger Select

Statement of Investments, December 31, 2013

(e)  On December 31, 2013, the market value of foreign securities represented 10.29% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
India	$10,188,150	3.95
Colombia	8,747,758	3.39
Uruguay	2,793,970	1.08
Iraq	2,663,215	1.03
United Kingdom	899,092	0.35
China	710,789	0.28
Canada	532,361	0.21
Total Foreign Portfolio	$26,535,335	10.29

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At December 31, 2013, for federal income tax purposes, the cost of investments was $161,069,775 and net unrealized appreciation was $99,991,728 consisting of gross unrealized appreciation of $108,505,465 and gross unrealized depreciation of $8,513,737.

(h)  Rounds to less than 0.1%.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies.

The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of December 31, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Industrial Goods & Services	$66,680,660	$—	$—	$66,680,660
Information	56,936,190	—	—	56,936,190
Consumer Goods & Services	43,015,744	—	—	43,015,744
Finance	42,137,650	—	—	42,137,650
Energy & Minerals	15,559,980	853,189	2,793,970	19,207,139
Health Care	15,838,220	—	—	15,838,220
Other Industries	8,602,850	—	—	8,602,850
Total Equities	248,771,294	853,189	2,793,970	252,418,453
Total Short-Term Investments	5,650,125	—	—	5,650,125
Total Securities Lending Collateral	2,992,925	—	—	2,992,925
Total Investments	$257,414,344	$853,189	$2,793,970	$261,061,503

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$80,127	$—	$—	$80,127

  Financial assets were transferred from Level 2 to Level 1 as trading resumed during the period.

See accompanying notes to financial statements.
9

Wanger Select 2013 Annual Report

Wanger Select

Statement of Investments, December 31, 2013

The following table reconciles asset balances for the period ending December 31, 2013, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2012	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2013
Equities
Energy & Materials	$2,676,357	$—	$117,613	$—	$—	$—	$—	$2,793,970
	$2,676,357	$—	$117,613	$—	$—	$—	$—	$2,793,970

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at December 31, 2013, which were valued using significant unobservable inputs (Level 3), amounted to $117,613.

Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at December 31, 2013	Valuation Technique(s)	Unobservable Input(s)	Range
Energy & Minerals	$2,793,970	Market comparable companies	Discount for lack of marketability	8	% to 10%

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to, estimated earnings of the company, and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.
10

Wanger Select 2013 Annual Report

Statement of Assets and Liabilities
December 31, 2013

Assets:
Investments, at cost	$160,500,108
Investments, at value (including securities on loan of $2,949,729)	$261,061,503
Receivable for:
Investments sold	14,960
Fund shares sold	1,926
Securities lending income	3,348
Dividends	159,530
Prepaid expenses	4,695
Total Assets	261,245,962
Liabilities:
Collateral on securities loaned	2,992,925
Payable for:
Fund shares redeemed	244,913
Investment advisory fee	5,614
Administration fee	351
Transfer agent fee	1
Trustees' fees	34,575
Custody fee	4,322
Reports to shareholders	26,863
Chief compliance officer expenses	571
Other liabilities	25,222
Total Liabilities	3,335,357
Net Assets	$257,910,605
Composition of Net Assets:
Paid-in capital	$131,576,886
Overdistributed net investment income	(68,314)
Accumulated net realized gain	25,840,638
Net unrealized appreciation (depreciation) on:
Investments	100,561,395
Net Assets	$257,910,605
Fund Shares Outstanding	7,082,905
Net asset value, offering price and redemption price per share	$36.41

Statement of Operations
For the Year Ended December 31, 2013

Investment Income:
Dividends (net foreign taxes withheld of $13,151)	$1,854,152
Income from securities lending – net	65,263
Total Investment Income	1,919,415
Expenses:
Investment advisory fee	1,977,019
Transfer agent fees	231
Administration fee	123,564
Trustees' fees	14,971
Custody fees	14,282
Reports to shareholders	70,240
Audit fees	30,921
Legal fees	23,065
Chief compliance officer expenses	7,187
Commitment fee for line of credit (Note 5)	1,486
Other expenses	24,674
Total Expenses	2,287,640
Net Investment Loss	(368,225)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	28,096,712
Foreign currency translations	(1,321)
Net realized gain	28,095,391
Net change in unrealized appreciation (depreciation) on:
Investments	45,647,821
Net change in unrealized appreciation	45,647,821
Net realized and unrealized gain	73,743,212
Net Increase in Net Assets from Operations	$73,374,987

See accompanying notes to financial statements.
11

Wanger Select 2013 Annual Report

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
Operations:
Net investment income (loss)	$(368,225)	$1,520,674
Net realized gain (loss) on:
Investments	28,096,712	10,731,550
Foreign currency translations	(1,321)	(1,405)
Net change in unrealized appreciation (depreciation) on:
Investments	45,647,821	29,770,532
Net Increase in Net Assets from Operations	73,374,987	42,021,351
Distributions to Shareholders From:
Net investment income	(705,314)	(1,022,230)
Net realized gains	(3,568,085)	—
Total Distributions to Shareholders	(4,273,399)	(1,022,230)
Share Transactions:
Subscriptions	6,139,599	7,127,843
Distributions reinvested	4,273,399	1,022,230
Redemptions	(56,758,691)	(56,537,891)
Net Decrease from Share Transactions	(46,345,693)	(48,387,818)
Total Increase (Decrease) in Net Assets	22,755,895	(7,388,697)
Net Assets:
Beginning of period	235,154,710	242,543,407
End of period	$257,910,605	$235,154,710
Undistributed (Overdistributed) net investment income	$(68,314)	$463,508

See accompanying notes to financial statements.
12

Wanger Select 2013 Annual Report

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year.

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2013	2012		2011		2010		2009
Net Asset Value, Beginning of Period	$27.54	$23.35		$28.99		$23.05		$13.87
Income from Investment Operations:
Net investment income (loss)	(0.05)	0.16		(0.06)		(0.09)		(0.08)
Net realized and unrealized gain (loss)	9.46	4.15		(4.99)		6.17		9.26
Total from Investment Operations	9.41	4.31		(5.05)		6.08		9.18
Less Distributions to Shareholders:
Net investment income	(0.09)	(0.12)		(0.59)		(0.14)		—
Net realized gains	(0.45)	—		—		—		—
Total Distributions to Shareholders	(0.54)	(0.12)		(0.59)		(0.14)		—
Net Asset Value, End of Period	$36.41	$27.54		$23.35		$28.99		$23.05
Total Return	34.58%	18.46%		(17.68)%		26.57%		66.19%
Ratios to Average Net Assets/Supplemental Data:
Total gross expenses (a)	0.93%	0.92%		0.93%		0.93%		0.95%
Total net expenses (a)	0.93%	0.91	%(b)	0.93	%(b)	0.93	%(b)	0.95	%(b)
Net investment income (loss)	(0.15)%	0.60%		(0.24)%		(0.38)%		(0.44)%
Portfolio turnover rate	24%	20%		23%		30%		35%
Net assets, end of period (000s)	$257,911	$235,155		$242,543		$345,960		$270,368

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests, if any. Such indirect expenses are not included in the reported expense ratios.

(b)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.
13

Wanger Select 2013 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger Select (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual funds and exchange traded funds are valued at their closing net asset value as reported to the applicable exchange. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund estimates the tax character of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent, and borrower rebates. The Fund's investment manager, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some or all of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2013, is included in the Statement of Operations.

14

Wanger Select 2013 Annual Report

Notes to Financial Statements, continued

The following table presents the Fund's gross and net amount of assets available for offset under a securities lending agreement as well as the related collateral received by the Fund as of December 31, 2013:

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Recognized Assets	Statement of Assets and Liabilities	Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Received	Securities Collateral Received	Net Amount (b)
Securities loaned	$2,949,729	$—	$2,949,729	$—	$2,949,729	$—	$—

(a)  Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)  Represents the net amount due from counterparties in the event of default.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2013, permanent book and tax basis differences resulting primarily from foreign currency transactions, passive foreign investment company (PFIC) holdings, re-characterization of distributions for investments, distribution reclassifications and net operating loss reclassification were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
$541,717	$1,294,220	$(1,835,937)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

	December 31, 2013	December 31, 2012
Ordinary Income*	$693,525	$1,022,230
Long-Term Capital Gains	3,579,874	—

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
$—	$27,152,198	$99,991,728

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and passive foreign investment company (PFIC) adjustments.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of December 31, 2013, the Fund will elect to treat late year ordinary losses of $4,025 and post-October capital losses of $771,973 as arising on January 1, 2014.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

15

Wanger Select 2013 Annual Report

Notes to Financial Statements, continued

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.80%
$500 million and over	0.78%

For the year ended December 31, 2013, the effective investment advisory fee rate was 0.80% of the Fund's average daily net assets.

Through April 30, 2014, CWAM has contractually agreed to reimburse the Fund to the extent that ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, exceed the annual rate of 1.35% of average daily net assets on an annualized basis. For the year ended December 31, 2013, the Fund was not reimbursed any expenses by CWAM.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the year ended December 31, 2013, the effective administration fee rate was 0.05% of the Fund's average daily net assets. Columbia Management provides certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent to the Fund. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

For the year ended December 31, 2013, the Fund engaged in purchase and sales transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and totaled $360,128 and $1,965,370, respectively.

5.  Borrowing Arrangements

During the year ended December 31, 2013, the Trust participated in a credit facility with JPMorgan Chase Bank, N.A., along with Columbia Acorn Trust, another trust managed by CWAM, in the amount of $150 million prior to January 11, 2013, $200 million for the period January 11, 2013 through July 21, 2013, and $150 million thereafter. The credit facility was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed as a part of "Commitment fee for line of credit" in the Statement of Operations. The Trust expects to renew this line of credit for one year durations in July at then current market rates and terms.

No amounts were borrowed for the benefit of the Fund during the year ended December 31, 2013.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year ended December 31, 2013	Year ended December 31, 2012
Shares sold	193,184	266,744
Shares issued in reinvestment of dividend distributions	140,711	37,568
Less shares redeemed	(1,790,102)	(2,150,485)
Net decrease in shares outstanding	(1,456,207)	(1,846,173)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2013, were $57,643,269 and $105,646,173, respectively.

8.  Shareholder Concentration

At December 31, 2013, one unaffiliated shareholder account owned 82.6% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

9.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

10.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to

16

Wanger Select 2013 Annual Report

Notes to Financial Statements, continued

estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

17

Wanger Select 2013 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger Select:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger Select (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 18, 2014

18

Wanger Select 2013 Annual Report

Federal Income Tax Information (Unaudited)

The Fund hereby designates the following tax attributes in the fiscal year ended December 31, 2013.

Tax Designations
Dividends Received Deduction	100.00%
Capital Gain Dividend	$28,537,921
Foreign Taxes Paid	$0
Foreign Source Income	$0

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

19

Wanger Select 2013 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Each trustee may serve a term of unlimited duration. The Trust's By-laws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the four series of Wanger Advisors Trust and for each of the eight series of Columbia Acorn Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2013	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust:
Laura M. Born, 48, Trustee and Chair	2007	Adjunct Associate Professor of Finance, University of Chicago Booth School of Business; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker/dealer) 2002-2007.	12	Columbia Acorn Trust; Carlson Wagonlit Travel, B.V.
Michelle L. Collins, 53, Trustee	2008	President, Cambium LLC (financial and business advisory firm) since 2007; Advisory Board Member, Svoboda Capital Partners LLC (private equity firm) since 2007.	12

Columbia Acorn Trust; Integrys Energy Group, Inc. (public utility); Molex, Inc. (electronics components manufacturer) 2003-2012; Bucyrus International, Inc. (manufacturer of mining equipment) 2009-2011.

Maureen M. Culhane, 65, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007, and Vice President (Consultant) — Strategic Relationship Management, Goldman Sachs & Co., 1999-2005.	12	Columbia Acorn Trust
Margaret M. Eisen, 60, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; Managing Director, CFA Institute, 2005-2008.	12	Columbia Acorn Trust; Burnham Investors Trust; Antigenics, Inc. (biotechnology and pharmaceuticals) 2003-2009.
John C. Heaton, 54, Trustee	2010	Deputy Dean for Faculty, University of Chicago Booth School of Business; Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since 2000.		Columbia Acorn Trust
Steven N. Kaplan, 54, Trustee and Vice Chair	1999	Neubauer Family Distinguished Service Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business; faculty member of the University of Chicago Booth School of Business since 1998.	12	Columbia Acorn Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).

20

Wanger Select 2013 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2013	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust: (continued)
David J. Rudis, 60, Trustee	2010	Retired. National Checking and Debit Executive, and Illinois President, Bank of America, 2007 – 2009; President, Consumer Banking Group, LaSalle National Bank, 2004 – 2007.	12	Columbia Acorn Trust
David B. Small, 57, Trustee	2010	Managing Director, Grosvenor Capital Management, L.P. (investment adviser) since 1994; Adjunct Associate Professor of Finance, University of Chicago Booth School of Business.	12	Columbia Acorn Trust
Trustees who are interested persons of Wanger Advisors Trust:
Charles P. McQuaid, 60, Trustee and President (1), (2)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; associated with CWAM or its predecessors as an investment professional since 1978.	12	Columbia Acorn Trust
Trustee Emeritus
Ralph Wanger, 79, Trustee Emeritus (3)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992 – September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003 – September 2005.	12	Columbia Acorn Trust
Officers of Wanger Advisors Trust:
Robert A. Chalupnik, 47, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2000; Vice President Columbia Acorn Trust and Wanger Advisors Trust since May 2011.	12	N/A
Michael G. Clarke, 44, Assistant Treasurer	2004	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; Senior officer, Columbia Funds and affiliated funds since 2002.	12	N/A
Joseph F. DiMaria, 44, Assistant Treasurer	2010	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 – April 2010.	12	N/A
P. Zachary Egan, 44, Vice President (2)	2003	Director of International Research, CWAM or its predecessors since December 2004; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2007; portfolio manager and/or analyst, CWAM or its predecessors, since 1999.	12	N/A
Fritz Kaegi, 42, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2004; Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	N/A
John Kunka, 43, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM since 2006.	12	N/A
Stephen Kusmierczak, 46, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	N/A
Joseph C. LaPalm, 44, Vice President	2006	Chief Compliance Officer, CWAM since 2005.	12	N/A

21

Wanger Select 2013 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2013	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Officers of Wanger Advisors Trust: (continued)
Bruce H. Lauer, 56, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors since April 2000; Vice President, Secretary and Treasurer, (Chief Financial and Accounting Officer), Columbia Acorn Trust and Wanger Advisors Trust since 1995; formerly, Director, Wanger Investment Company PLC; formerly, Director, Banc of America Capital Management (Ireland) Ltd.; and formerly, Director, Bank of America Global Liquidity Funds, PLC.	12	N/A
Louis J. Mendes III, 49, Vice President	2003	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	12	N/A
Robert A. Mohn, 52, Vice President (2)	1997	Director of Domestic Research, CWAM or its predecessors since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 1997; portfolio manager and/or analyst, CWAM or its predecessors since August 1992.	12	N/A
Christopher J. Olson, 49, Vice President	2001	Portfolio manager and/or analyst, CWAM or its predecessors, since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2001.	12	N/A
Christopher O. Petersen, 44, Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly, Vice President and Group Counsel or Counsel, April 2004 – January 2010); officer, Columbia Funds and affiliated funds since 2007.	12	N/A
Scott R. Plummer, 54, Assistant Secretary	2010

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (or its predecessors) since June 2005; Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014, Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012, and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (or its predecessors) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc., 2006 – 2010; Senior officer, Columbia Funds and affiliated funds since 2006.

			12	N/A
Robert P. Scales, 61, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	12	N/A
Andreas Waldburg-Wolfegg, 47, Vice President	2011	Portfolio Manager and/or analyst of CWAM since 2002; Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	N/A
Linda Roth-Wiszowaty, 44, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	12	N/A

*  Dates prior to April 1992 correspond to the date of first election or appointment as a trustee or officer of The Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.

(1)  Mr. McQuaid is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940, because he is an officer of the Trust and of CWAM.

(2)  Effective March 31, 2014, Mr. McQuaid expects to step down from his current role as President and Chief Investment Officer of CWAM. Effective April 1, 2014 it is expected that Mr. Mohn will become the Domestic Chief Investment Officer of CWAM and Mr. Egan will become the President and International Chief Investment Officer of CWAM.

(3)  As permitted under the Wanger Advisors Trust's By-Laws, Mr. Wanger serves as a non-voting Trustee Emeritus of the Trust.

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Wanger Select 2013 Annual Report

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23

Wanger Select 2013 Annual Report

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24

Wanger Select 2013 Annual Report

Columbia Wanger Funds

Trustees

Laura M. Born
Chair of the Board

Steven N. Kaplan
Vice Chair of the Board

Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
John C. Heaton
Charles P. McQuaid
David J. Rudis
David B. Small
Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid
President

Robert A. Chalupnik
Vice President

Michael G. Clarke
Assistant Treasurer

Joseph F. DiMaria
Assistant Treasurer

P. Zachary Egan
Vice President

Fritz Kaegi
Vice President

John M. Kunka
Assistant Treasurer

Stephen Kusmierczak
Vice President

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Secretary and Treasurer

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Christopher O. Petersen
Assistant Secretary

Scott R. Plummer
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer, Senior Vice President and
General Counsel

Andreas Waldburg-Wolfegg
Vice President

Linda K. Roth-Wiszowaty
Assistant Secretary

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on our website, columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 to 40 days after each month-end.

Columbia Wanger Funds

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1461 E (2/14) 815601

Wanger USA

2013 Annual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger USA

  2013 Annual Report

1	Understanding Your Expenses
2	Containerized Cargo and the Man Who Popularized It
4	Performance Review
6	Statement of Investments
13	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Federal Income Tax Information (Unaudited)
21	Board of Trustees and Management of Wanger Advisors Trust

A Comment on Trading Volumes

Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. In the wake of the 2007-2009 financial crisis, trading volumes in both emerging and developed international markets declined significantly and have stayed at generally reduced levels since then. Although it is difficult to accurately assess trends in trading volumes in foreign markets, because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes poses challenges to the Fund. This is particularly so because the Fund focuses on small- and mid-cap companies that usually have lower trading volumes and often takes sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell securities, which can exacerbate the Fund's exposure to volatile markets. The Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in company prices and fundamentals. If the Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As the Fund grows in size, these considerations take on increasing significance and may adversely impact performance.

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with over 40 years of small- and mid-cap investment experience. As of December 31, 2013, CWAM managed $39.7 billion in assets. CWAM is the investment manager to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

An important note: Columbia Wanger Funds are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or certain eligible retirement plans. Columbia Wanger Funds are not offered directly to the public and are not available in all contracts, policies or plans. Contact your financial advisor or insurance representative for more information. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.

Investors should carefully consider investment objectives, risks, charges and expenses before investing. For variable fund and variable contract prospectuses, which contain this and other important information, investors should contact their financial advisor or insurance representative. Read the prospectus carefully before investing.

The views expressed in "Containerized Cargo and the Man Who Popularized It" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger USA 2013 Annual Report

Understanding Your Expenses

As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other expenses for Wanger USA (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger USA	1,000.00	1,000.00	1,191.80	1,020.59	5.36	4.94	0.96

*Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

1

Wanger USA 2013 Annual Report

Containerized Cargo and the Man Who Popularized It

Born in a small town in North Carolina, Malcom McLean had little formal schooling beyond grade school. He first worked as a farmer and then operated a gas station. When, in 1934, a road builder asked him where he could hire a truck and a driver, Malcom bought a used truck for $150 and signed on. Malcom went on to build McLean Trucking, one of the largest trucking firms in the country.1 The company was an early adopter of diesel engines and conveyors, and acquired other truckers in order to transport backhauls under Interstate Commerce Commission rules.2

Early in his trucking career, McLean personally had the job of delivering cotton to the port of New York and returning with a truck full of roofing material. He grew impatient waiting for the stevedores to unload and reload his truck and thought that switching full containers would save time and money.3

In 1955, McLean sold his trucking business and bought Pan-Atlantic Steamship Company for $7 million cash. He then bought Pan-Atlantic's former parent company, Waterman, in a $42 million leveraged buyout using Pan-Atlantic as collateral.4 Combined, the companies operated 37 World War II surplus C-2 cargo ships. He also bought four World War II surplus T-2 tankers and had them equipped with spar decks on top, similar to those used during the war to haul large equipment across the Atlantic.

McLean now had the opportunity to put his shipping-by-container idea to work. Until the 1950s, general ocean cargo arrived at ports in crates, boxes, bags and on pallets. It was then meticulously packed by longshoremen; a typical ship took 150 of them four days to load.5 One steamship executive said it cost more to move cargo from the street to the hold of a ship, than it did to move the cargo across the sea.6 McLean decided to save time and space by utilizing detachable truck trailers, and transporting only the container section of the trailer on the vessels.7 In April 1956, service commenced between Port Newark, New Jersey, Miami, Florida and Houston,

Texas. Each of the four ships could accommodate 58 containers that were thirty-three feet long.8

Shipping by container did cost substantially less. As an extreme example, McLean calculated that the cost of hauling bottled beer from Newark to Miami was 94% cheaper by containership than by conventional shipping. More realistically, a government-sponsored study calculated that container shipping cost 39% to 74% less.9 McLean named his intermodal operation Sea-Land Service.

Sea-Land then set about converting six of the C-2 cargo ships in its fleet into dedicated containerships. Containers were to be stacked four high in the hold and two high on the deck, resulting in a capacity of 226 containers per vessel. In order to allow stacking, frames of the containers were strengthened and twist locks were invented to hold adjacent containers in place. The first converted C-2 began hauling containers in October 1957. These containerships could be loaded by a crew of 14 during a single eight-hour shift for a cost nearly 90% less than loading a similar sized break-bulk ship, a ship with cargo loaded individually.10

Imitators soon followed. In August 1958 Matson Line began service between California and Hawaii, carrying 20 containers on deck and conventional break-bulk cargo below. In 1960, Matson began launching dedicated containerships, again converted World War II cargo ships, accommodating up to 356 containers each. In 1960, Grace Line inserted mid-sections into C-2 cargo ships and converted them to containerships capable of carrying 476 containers for shipments between the United States and Latin America. But Grace Line abandoned the service within a few years due to labor problems. McLean launched ships that could carry 476 much larger containers in 1962, and put them into service between the East and West coasts of the United States,11 as well as between the continental United States and Puerto Rico.12 On its tenth anniversary in 1966, Sea-Land had 19 containerships.13 By 1969,

Sea-Land had also converted C-4s to carry 622 containers.14

McLean recognized that to achieve the full benefit of containers, the entire system of ports, labor, trucks and ships would have to change.15 Port Elizabeth, New Jersey, was designed for containerships. Opening in 1962, it had a wide and deep channel and plenty of paved area shore-side for containers in transit.16 New Jersey's share of the Port of New York cargo jumped from 9% in 1956 to 63% in 1970. Around the country, the few ports that had room for containers, good road and rail connections (and a penchant for spending on infrastructure) gained share, while ports relying on piers within congested cities lost out.17 McLean also signed agreements with unions, providing regular work, safe working conditions and provisions for early retirement in exchange for fewer paid employee hours and more flexible work rules.

Trans-Atlantic container shipping started in 1966 and competition increased. McLean decided to build all-new containerships rather than convert old vessels. He specified ships for both size and speed that could carry over 1,200 containers of varying sizes.18 The ships were to steam at 33 knots, well above most others that operated at 18 to 24 knots. The new containerships cost a total of $435 million. In May of 1969, McLean orchestrated a $530 million takeover of Sea-Land by R.J. Reynolds, a cash-rich tobacco company, as Sea-Land needed investment capital and R.J. Reynolds wanted to diversify.19

The first of eight ships launched in 1972. It crossed the Atlantic in under five days and averaged 31 knots, a cargo ship record. After refinements, sister ships were able to make the crossing in under four days, beating the record of all passenger ships except for a ship named the United States.20 Six of the eight ships were eventually assigned to trans-Pacific crossings.

But fast ships use far more fuel than slower ships. Sea-Land's new containerships consumed nearly twice as much fuel per mile at 33 knots than at 24 knots, and at 24 knots consumed

2

Wanger USA 2013 Annual Report

more fuel per container than ships that were designed for 24 knots or less. After two oil price spikes in the 1970s, the ships became unprofitable and were sold in 1981, at less than half their cost of construction, to the U.S. Navy for use as fast supply vessels.21

McLean reduced his role at Sea-Land after the fast ships launched in 1972, resigned from the R.J. Reynolds board in 1977 and sold his last shares in the company in 1980. R.J. Reynolds spun off Sea-Land in 1984; CSX bought it in 1986, and sold it to Maersk in 1999.

McLean re-entered the shipping industry by buying United States Lines from Walter Kidde in April 1978. Later that year, the company placed a record order to construct 12 new containerships, each with a capacity somewhat over 4,250 containers. These ships were 40% larger than the largest containership in existence and would provide United States Lines with the most capacity in the industry. Per container, the ships would be by far the most efficient and would cruise at a fuel-efficient 16 knots. The ships were highly automated and were able to carry nearly 50 times as much cargo per crewmember as the first dedicated cargo ships.22

Tragically for McLean and United States Lines, the price of oil then plunged, fuel efficiency mattered a lot less, and speed became more important. The ships were underpowered and had trouble keeping schedules in rough seas. They could not compete and in 1986 the company filed the biggest bankruptcy in U.S. history. The ships were sold at $0.28 on the dollar 16 months later.23 McLean was mortified by the failure, which cost thousands of jobs and millions of dollars. He died in 2001 at the age of 87, after yet another attempt to re-enter the industry.

Containerships kept getting larger and speeds gradually increased. Beginning in 2006, Maersk launched eight ships capable of carrying over 14,000 containers. Larger containerships had costs per container nearly 50% less than smaller ships.24 In 2013, Maersk launched the Mc-Kinney Moller with a capacity of 18,000 containers and had 19 more on order. These ships are longer than the height of the Empire State Building's occupied floors. Echoing McLean's 1978 order, the ships are designed to be at least 30% more fuel efficient than competitors and cruise at 16 knots.25 Worldwide containership capacity currently exceeds 17 million containers, which, if laid end-to-end, exceeds twice the circumference of the world.26

Containerships made freight transport reliable and incredibly cheap. At least three-quarters of vessels in the Far East/North America trade arrive within a day of schedule. In 2004, 4,000 video recorders could be shipped from the Far East to Europe for $0.83 each and Scotch whisky could be shipped from Europe to Japan for $0.05 per bottle.27 In 2013, it was cheaper to ship Scottish cod 10,000 miles to China for filleting and back to Scotland than to fillet it in Scotland!28

Containerized cargo hiked supplies and reduced prices of consumer goods, raising living standards around the world. The containership industry has high fixed costs and is very cyclical. Also, new more efficient ships increase industry capacity and depress pricing, hurting profitability of existing ships. As investors, we've found more stable opportunities in this industry by investing in adjunct businesses that benefit from increased container volumes. These include freight forwarders, which tend to benefit from declining costs or transport, and container owners, which exist today thanks to the ingenuity of Malcom McLean.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Cudahy, Brian J., Box Boats, How Container Ships Changed the World (New York, New York, Fordham University Press, 2006) p. 21.

2  Levinson, Marc, The Box, How the Shipping Container Made the World Smaller and the World Economy Bigger (Princeton, New Jersey, Princeton University Press, 2006), p. 40-41.

3  Cudahy, Brian J., op. cit., p. 10.

4  Ibid., p. 24.

5  Ibid., p. 35.

6  Ibid., p. 9.

7  Ibid., p. 27.

8  Levinson, Marc, op. cit., p. 49, 51.

9  Ibid., p. 48, 91.

10  Cudahy, Brian J., op. cit., p. 35.

11  Ibid., p. 80.

12  Levinson, Marc, op. cit., p. 72.

13  Cudahy, Brian J., op. cit., p. 90.

14  Ibid., p. 100.

15  Levinson, Marc, op. cit., p. 53.

16  Ibid., p. 91.

17  Ibid., p. 91, 96, 193.

18  Sea-Land's initial containers were 33 and 35 feet long, while Matson Lines' were 24 feet and Grace Lines' measured 17 feet, lengths determined by ship sizes and road regulations. Going forward in this essay, capacity refers to standardized 20-foot trailer equivalent units (TEU), though most containers today are 40 feet long.

19  Levinson, Marc, op. cit., p. 216-217.

20  Cudahy, Brian J., op. cit., p. 123.

21  Ibid., p. 136-137.

22  Ibid., p. 149-150.

23  Levinson, Marc, op. cit., p. 243.

24  Stopford, Martin, Maritime Economics, Third Edition (New York, New York, Routledge, Taylor & Francis Group, 2009) p. 540.

25  Bennett, Drake, "Risk Ahoy: Maersk, Daewoo Build the World's Biggest Boat," Bloomberg Businessweek, September 5, 2013.

26  World Shipping Council website, http://www.worldshipping.org/about-the-industry/liner-ships/container-vessel-fleet.

27  Stopford, Martin, op. cit., p. 512, 522.

28  George, Rose, Ninety Percent of Everything, Inside Shipping, The Invisible Industry that Puts Clothes on Your Back, Gas in Your Car, and Food on Your Plate (New York, New York, Metropolitan Books, Henry Hold and Company, 2013), p. 18.

3

Wanger USA 2013 Annual Report

Performance Review Wanger USA

Robert A. Mohn Portfolio Manager	William J. Doyle* Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for most recent month-end performance updates.

*Effective January 1, 2014, William J. Doyle was named co-portfolio manager of Wanger USA. Mr. Doyle has been CWAM's energy analyst since 2006. Performance information provided in this report is for the period ended December 31, 2013, and was achieved by the portfolio management in place through that date.

Wanger USA ended the annual period up 33.75%, a pleasing absolute return but below the Fund's primary benchmark, the Russell 2000 Index, which gained 38.82%. The Fund's technology and industrials stocks lagged the performance of their respective sectors in the benchmark in 2013, dampening relative performance.

Up 104%, the Fund's top contributor for the year was car rental company Avis Budget Group. The company benefited from lower fleet costs and higher pricing and utilization. Bally Technologies, a manufacturer of slot machines and gaming software, had a 74% annual gain. Investors responded favorably to Bally's purchase of SHFL Entertainment, an acquisition that broadens its product line. Caesarstone, a manufacturer of quartz countertops, ended the year up an impressive 201%, as sales of its products in the United States were up 50% over the prior year. Moog sells motion control products used primarily in airplanes and announced strong results for the year, sending its stock up 66%.

The Fund's larger biotech positions outshone some smaller positions that were among the Fund's performance detractors in the annual period. On the winning side, orphan drug developer NPS Pharmaceuticals gained 234% for the year, benefiting from the successful launch of a medication to treat short bowel syndrome. Seattle Genetics, a developer of antibody-based therapies for cancer, rose 72% in 2013 as its drug, Adcetris, gained traction as a means for treating multiple forms of cancer.

Among the biotech detractors were ARIAD Pharmaceuticals and Coronado Biosciences. Off 71% in 2013, ARIAD's drug was placed on clinical hold by the FDA due to elevated cardiovascular risk. Coronado's drug to treat Crohn's disease failed in its FDA trials, leaving the stock with an 80% annual decline. We sold both stocks late in the period.

Outside the biotech area, premium active apparel retailer lululemon athletica left the Fund with a 15% loss in 2013. A product recall and changes in top management hurt the stock and we opted to sell the Fund's position in the second half of the year. Liquidity Services runs online auctions for surplus and salvage goods. Its stock had an annual loss of 44%, falling on disappointing volume projections for next year.

In 2013, lower-quality turnarounds and momentum stocks with high price-to-earnings ratios were the big market winners. Stocks we consider more reasonably priced, quality investments generally underperformed. Our investment style has proven itself to work well in most market conditions but it was out of favor last year. We are uncertain how long this headwind will persist, but we believe the Fund will be well served in the long term by adhering to its historically successful strategy of investing in reasonably priced growth stocks.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Please also see "A Comment on Trading Volumes" on the table of contents page of this report.

Fund holdings are as of the date given, are subject to change at any time and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/13

Avis Budget Group	2.9%
Moog	1.4
Bally Technologies	1.4
Seattle Genetics	1.1
Caesarstone	1.0
NPS Pharmaceuticals	0.9
Liquidity Services	0.2

4

Wanger USA 2013 Annual Report

Growth of a $10,000 Investment in Wanger USA

May 3, 1995 (inception date) through December 31, 2013

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiamanagement.com.

This graph compares the results of $10,000 invested in Wanger USA on May 3, 1995 (the date the Fund began operations) through December 31, 2013, to the Russell 2000 Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 12/31/13

1. Ametek Aerospace/Industrial Instruments	3.5%
2. Nordson Dispensing Systems for Adhesives & Coatings	3.1
3. Avis Budget Group Second Largest Car Rental Company	2.9
4. Mettler-Toledo International Laboratory Equipment	2.9
5. Donaldson Industrial Air Filtration	2.8
6. tw telecom Fiber Optic Telephone/Data Services	2.4
7. IPG Photonics Fiber Lasers	2.4
8. Extra Space Storage Self Storage Facilities	2.3
9. Informatica Enterprise Data Integration Software	2.0
10. Ansys Simulation Software for Engineers & Designers	1.9

Top 5 Industries

As a percentage of net assets, as of 12/31/13

Information	25.7%
Industrial Goods & Services	19.9
Finance	15.7
Consumer Goods & Services	15.6
Health Care	11.0

Results as of December 31, 2013

	4th quarter*	1 year	5 years	10 years
Wanger USA	7.03%	33.75%	22.14%	9.39%
Russell 2000 Index**	8.72	38.82	20.08	9.07
Lipper Variable Underlying Small-Cap Growth Funds Index	8.17	40.99	22.61	9.37

*  Not annualized.

**  The Fund's primary benchmark.

NAV as of 12/31/13: $41.13

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity or life insurance policy or qualified pension or retirement plan. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio of 0.96% is stated as of the Fund's prospectus dated May 1, 2013, and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Lipper Variable Underlying Small-Cap Growth Funds Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Variable Underlying Small-Cap Growth Funds Classification, and shows how the Fund's performance compares with returns of an index of funds with similar investment objectives. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

5

Wanger USA  2013 Annual Report

Wanger USA

Statement of Investments, December 31, 2013

Number of Shares		Value
	Equities – 99.0%
	Information – 25.7%
	Business Software – 9.1%
448,000	Informatica (a) Enterprise Data Integration Software	$18,592,000
198,000	Ansys (a) Simulation Software for Engineers & Designers	17,265,600
163,000	SPS Commerce (a) Supply Chain Management Software Delivered via the Web	10,643,900
179,000	Micros Systems (a) Information Systems for Hotels, Restaurants & Retailers	10,269,230
95,000	NetSuite (a) End to End IT Systems Solution Delivered Over the Web	9,786,900
48,000	Concur Technologies (a) Web Enabled Cost & Expense Management Software	4,952,640
106,000	RealPage (a) (b) Software for Managing Rental Properties Delivered via the Web	2,478,280
150,000	Exa (a) Simulation Software	1,989,000
29,300	DemandWare (a) eCommerce Website Platform for Retailers & Apparel Manufacturers	1,878,716
43,000	Envestnet (a) Technology Platform for Investment Advisors	1,732,900
198,977	InContact (a) Call Center Systems Delivered Via the Web & Telco Services	1,554,011
55,214	Ellie Mae (a) Software for Managing & Network for Facilitating Mortgage Origination	1,483,600
		82,626,777
	Instrumentation – 5.3%
109,750	Mettler-Toledo International (a) Laboratory Equipment	26,624,252
277,000	IPG Photonics (a) (b) Fiber Lasers	21,497,970
		48,122,222
	Telephone & Data Services – 2.5%
715,000	tw telecom (a) Fiber Optic Telephone/Data Services	21,786,050
197,000	Boingo Wireless (a) Wholesale & Retail Wi-Fi Networks	1,262,770
		23,048,820
Number of Shares		Value
	Computer Services – 1.9%
333,000	ExlService Holdings (a) Business Process Outsourcing	$9,197,460
175,000	WNS – ADR (India) (a) Offshore Business Process Outsourcing Services	3,834,250
405,000	RCM Technologies (a) Technology & Engineering Services	2,826,900
243,000	Hackett Group IT Integration & Best Practice Research	1,509,030
		17,367,640
	Gaming Equipment & Services – 1.4%
160,000	Bally Technologies (a) Slot Machines & Software	12,552,000
	Semiconductors & Related Equipment – 1.3%
186,000	Monolithic Power Systems (a) High Performance Analog & Mixed Signal Integrated Circuits	6,446,760
86,000	Ultratech (a) Semiconductor Equipment	2,494,000
25,000	Hittite Microwave (a) Radio Frequency, Microwave & Millimeterwave Semiconductors	1,543,250
150,000	Atmel (a) Microcontrollers, Radio Frequency & Memory Semiconductors	1,174,500
		11,658,510
	Telecommunications Equipment – 1.0%
200,000	Finisar (a) Optical Subsystems & Components	4,784,000
235,000	Ixia (a) Telecom Network Test Equipment	3,127,850
135,000	Infinera (a) Optical Networking Equipment	1,320,300
		9,232,150
	Financial Processors – 0.8%
91,000	Global Payments Credit Card Processor	5,914,090
80,000	Liquidity Services (a) E-Auctions for Surplus & Salvage Goods	1,812,800
		7,726,890

See accompanying notes to financial statements.
6

Wanger USA  2013 Annual Report

Wanger USA

Statement of Investments, December 31, 2013

Number of Shares		Value
	Computer Hardware & Related Equipment – 0.8%
292,000	II-VI (a) Laser Optics & Specialty Materials	$5,139,200
41,000	Rogers (a) Printed Circuit Materials & High-performance Foams	2,521,500
		7,660,700
	Contract Manufacturing – 0.8%
97,000	Plexus (a) Electronic Manufacturing Services	4,199,130
165,000	Sanmina-SCI (a) Electronic Manufacturing Services	2,755,500
		6,954,630
	Business Information & Marketing Services – 0.6%
291,200	Navigant Consulting (a) Financial Consulting Firm	5,591,040
	Internet Related – 0.2%
76,847	RetailMeNot (a) Digital Coupon Marketplace	2,212,425
	Total Information	234,753,804
	Industrial Goods & Services – 19.9%
	Machinery – 15.6%
605,000	Ametek Aerospace/Industrial Instruments	31,865,350
380,000	Nordson Dispensing Systems for Adhesives & Coatings	28,234,000
580,000	Donaldson Industrial Air Filtration	25,206,800
187,000	Moog (a) Motion Control Products for Aerospace, Defense & Industrial Markets	12,704,780
155,000	HEICO FAA Approved Aircraft Replacement Parts	6,528,600
190,077	ESCO Technologies Automatic Electric Meter Readers	6,512,038
124,000	Kennametal Consumable Cutting Tools	6,456,680
24,000	Middleby (a) Manufacturer of Cooking Equipment	5,759,280
88,736	Toro Turf Maintenance Equipment	5,643,610
Number of Shares		Value
100,000	Oshkosh Corporation Specialty Truck Manufacturer	$5,038,000
80,000	Generac Standby Power Generators	4,531,200
67,000	Dorman Products (a) Aftermarket Auto Parts Distributor	3,756,690
		142,237,028
	Industrial Materials & Specialty Chemicals – 1.9%
234,000	Drew Industries RV & Manufactured Home Components	11,980,800
157,000	Polyone Intermediate Stage Chemicals Producer	5,549,950
		17,530,750
	Electrical Components – 1.1%
64,000	Acuity Brands Commercial Lighting Fixtures	6,996,480
134,000	Thermon (a) Global Engineered Thermal Solutions	3,662,220
		10,658,700
	Other Industrial Services – 0.5%
80,000	KAR Auction Services Auto Auctions	2,364,000
47,000	Forward Air Freight Transportation Between Airports	2,063,770
		4,427,770
	Industrial Distribution – 0.5%
26,000	WESCO International (a) Industrial Distributor	2,367,820
60,000	MRC Global (a) Industrial Distributor	1,935,600
		4,303,420
	Construction – 0.3%
58,000	Fortune Brands Home & Security Home Building Supplies & Small Locks	2,650,600
	Total Industrial Goods & Services	181,808,268

See accompanying notes to financial statements.
7

Wanger USA  2013 Annual Report

Wanger USA

Statement of Investments, December 31, 2013

Number of Shares		Value
	Finance – 15.7%
	Banks – 8.5%
373,000	MB Financial Chicago Bank	$11,969,570
107,000	SVB Financial Group (a) Bank to Venture Capitalists	11,220,020
253,000	Lakeland Financial Indiana Bank	9,867,000
485,000	Associated Banc-Corp Midwest Bank	8,439,000
103,000	City National Bank & Asset Manager	8,159,660
368,000	TCF Financial Great Lakes Bank	5,980,000
161,194	Hancock Holding Gulf Coast Bank	5,912,596
504,000	Valley National Bancorp (b) New Jersey/New York Bank	5,100,480
666,200	First Busey Illinois Bank	3,863,960
330,871	First Commonwealth Western Pennsylvania Bank	2,918,282
97,700	Sandy Spring Bancorp Baltimore & Washington, D.C. Bank	2,754,163
100,890	Guaranty Bancorp Colorado Bank	1,417,505
		77,602,236
	Finance Companies – 3.6%
339,400	CAI International (a) International Container Leasing	7,999,658
82,000	World Acceptance (a) (b) Personal Loans	7,177,460
174,900	McGrath Rentcorp Temporary Space & IT Rentals	6,961,020
195,040	H & E Equipment Services (a) Heavy Equipment Leasing	5,779,035
115,000	Textainer Group Holdings (b) Top International Container Leaser	4,625,300
		32,542,473
Number of Shares		Value
	Savings & Loans – 1.5%
326,600	ViewPoint Financial Texas Thrift	$8,965,170
142,000	Berkshire Hills Bancorp Northeast Thrift	3,872,340
52,011	Simplicity Bancorp Los Angeles Savings & Loan	840,498
		13,678,008
	Brokerage & Money Management – 1.0%
206,000	SEI Investments Mutual Fund Administration & Investment Management	7,154,380
109,000	Kennedy-Wilson Holdings Global Distressed Real Estate	2,425,250
		9,579,630
	Insurance – 0.6%
27,000	Allied World Holdings Commercial Lines Insurance/Reinsurance	3,045,870
19,000	Enstar Group (a) Insurance/Reinsurance & Related Services	2,639,290
		5,685,160
	Diversified Financial Companies – 0.5%
146,500	Leucadia National Holding Company	4,151,810
	Total Finance	143,239,317
	Consumer Goods & Services – 15.6%
	Travel – 5.5%
659,500	Avis Budget Group (a) Second Largest Car Rental Company	26,656,990
400,000	Hertz (a) Largest U.S. Rental Car Operator	11,448,000
119,000	Ryman Hospitality Properties (b) Convention Hotels	4,971,820
84,814	Choice Hotels Franchisor of Budget Hotel Brands	4,165,215
72,000	HomeAway (a) Vacation Rental Online Marketplace	2,943,360
		50,185,385

See accompanying notes to financial statements.
8

Wanger USA  2013 Annual Report

Wanger USA

Statement of Investments, December 31, 2013

Number of Shares		Value
	Retail – 3.0%
382,000	Pier 1 Imports Home Furnishing Retailer	$8,816,560
99,000	Casey's General Stores Owner/Operator of Convenience Stores	6,954,750
100,619	Shutterfly (a) Internet Photo-centric Retailer	5,124,526
70,000	Fifth & Pacific Companies (a) Global Lifestyle Brand	2,244,900
25,000	Restoration Hardware Holdings (a) Specialty Home Furnishing Retailer	1,682,500
47,224	Burlington Stores (a) (b) Off-price Apparel Retailer	1,511,168
116,229	Gaiam (a) Healthy Living Catalogs & eCommerce, Non-theatrical Media	769,436
		27,103,840
	Furniture & Textiles – 2.5%
178,561	Caesarstone (Israel) Quartz Countertops	8,869,125
474,000	Knoll Office Furniture	8,678,940
135,000	Interface Modular Carpet	2,964,600
65,000	Herman Miller Office Furniture	1,918,800
		22,431,465
	Consumer Goods Distribution – 1.5%
194,000	Pool Swimming Pool Supplies & Equipment Distributor	11,279,160
28,000	United Natural Foods (a) Distributor of Natural/Organic Foods to Grocery Stores	2,110,920
		13,390,080
	Other Consumer Services – 1.3%
176,000	Lifetime Fitness (a) Sport & Fitness Club Operator	8,272,000
132,500	Blackhawk Network (a) Third Party Distributer of Prepaid Content, Mostly Gift Cards	3,346,950
		11,618,950
Number of Shares		Value
	Nondurables – 0.5%
60,000	Helen of Troy (a) Personal Care, Housewares, Healthcare & Home Environment Products	$2,970,600
52,000	Prestige Brands Holdings (a) Household & Personal Care Products	1,861,600
		4,832,200
	Food & Beverage – 0.4%
142,725	Boulder Brands Inc (a) Healthy Food Products	2,263,618
53,000	B&G Foods Acquirer of Small Food Brands	1,797,230
		4,060,848
	Other Durable Goods – 0.4%
156,000	Select Comfort (a) Specialty Mattresses	3,290,040
	Restaurants – 0.3%
57,500	Fiesta Restaurant Group (a) Owns/Operates Two Restaurant Chains: Pollo Tropical & Taco Cabana	3,003,800
	Apparel – 0.2%
250,000	Quiksilver (a) Action Sports Lifestyle Branded Apparel & Footwear	2,192,500
	Total Consumer Goods & Services	142,109,108
	Health Care – 11.0%
	Biotechnology & Drug Delivery – 5.3%
171,800	Synageva Biopharma (a) Biotech Focused on Orphan Diseases	11,118,896
244,000	Seattle Genetics (a) Antibody-based Therapies for Cancer	9,733,160
261,400	NPS Pharmaceuticals (a) Orphan Drugs & Healthy Royalties	7,936,104
105,000	Alnylam Pharmaceuticals (a) Biotech Developing Drugs for Rare Diseases	6,754,650
76,000	BioMarin Pharmaceutical (a) Biotech Focused on Orphan Diseases	5,340,520
201,000	InterMune (a) Drugs for Pulmonary Fibrosis & Hepatitis C	2,960,730

See accompanying notes to financial statements.
9

Wanger USA  2013 Annual Report

Wanger USA

Statement of Investments, December 31, 2013

Number of Shares		Value
	Biotechnology & Drug Delivery – 5.3% (cont)
142,000	Sarepta Therapeutics (a) (b) Biotech Focused on Rare Diseases	$2,892,540
88,200	Celldex Therapeutics (a) Biotech Developing Drugs for Cancer	2,135,322
		48,871,922
	Medical Supplies – 2.1%
314,600	Cepheid (a) Molecular Diagnostics	14,698,112
47,000	Techne Cytokines, Antibodies & Other Reagents for Life Science	4,449,490
		19,147,602
	Health Care Services – 1.5%
486,000	Allscripts Healthcare Solutions (a) Health Care IT	7,513,560
70,000	Envision Healthcare Holdings (a) Provider of Health Care Outsourcing Services	2,486,400
69,000	HealthSouth Inpatient Rehabilitation Facilities	2,299,080
22,000	Medidata Solutions (a) Cloud-based Software for Drug Studies	1,332,540
		13,631,580
	Pharmaceuticals – 1.2%
395,649	Akorn (a) Developer, Manufacturer & Distributor of Specialty Generic Drugs	9,744,835
175,100	Alimera Sciences (a) (b) Ophthalmology-focused Pharmaceutical Company	824,721
		10,569,556
	Medical Equipment & Devices – 0.9%
121,000	Sirona Dental Systems (a) Manufacturer of Dental Equipment	8,494,200
	Total Health Care	100,714,860
	Other Industries – 5.6%
	Real Estate – 5.0%
503,000	Extra Space Storage Self Storage Facilities	21,191,390
935,000	Kite Realty Group Community Shopping Centers	6,142,950
Number of Shares		Value
213,600	Biomed Realty Trust Life Science-focused Office Buildings	$3,870,432
119,000	Coresite Realty Data Centers	3,830,610
411,900	EdR Student Housing	3,632,958
341,000	DCT Industrial Trust Industrial Properties	2,431,330
119,000	Associated Estates Realty Multifamily Properties	1,909,950
91,000	St. Joe (a) (b) Florida Panhandle Landowner	1,746,290
22,500	American Residential Properties (a) (b) Single-family Rental Properties	386,100
		45,142,010
	Transportation – 0.6%
184,487	Rush Enterprises, Class A (a) Truck Sales & Service	5,470,039
	Total Other Industries	50,612,049
	Energy & Minerals – 5.5%
	Oil & Gas Producers – 3.0%
89,000	SM Energy Oil & Gas Producer	7,396,790
94,000	Rosetta Resources (a) Oil & Gas Producer Exploring in Texas	4,515,760
120,000	Laredo Petroleum (a) Permian Basin Oil Producer	3,322,800
58,000	PDC Energy (a) Oil & Gas Producer in U.S.	3,086,760
124,000	WPX Energy (a) Oil & Gas Produced in U.S. & Argentina	2,527,120
82,000	Bill Barrett Corporation (a) (b) Oil & Gas Producer in U.S. Rockies	2,195,960
49,000	Carrizo Oil & Gas (a) Oil & Gas Producer	2,193,730
24,000	Clayton Williams Oil & Gas Producer	1,966,800
10,308	Matador Resources (a) Oil & Gas Producer in Texas & Louisiana	192,141
		27,397,861

See accompanying notes to financial statements.
10

Wanger USA  2013 Annual Report

Wanger USA

Statement of Investments, December 31, 2013

Number of Shares		Value
	Oil Services – 1.5%
126,100	Atwood Oceanics (a) Offshore Drilling Contractor	$6,732,479
73,000	Hornbeck Offshore (a) Supply Vessel Operator in U.S. Gulf of Mexico	3,593,790
20,000	Chart Industries (a) Manufacturer of Natural Gas Processing/Storage Equipment	1,912,800
24,000	Gulfmark Offshore Operator of Offshore Supply Vessels	1,131,120
		13,370,189
	Mining – 1.0%
47,000	Core Labs (Netherlands) Oil & Gas Reservoir Consulting	8,974,650
	Total Energy & Minerals	49,742,700
Total Equities (Cost: $432,744,936) – 99.0%		902,980,106	(c)
Number of Shares		Value
Short-Term Investments – 1.0%
8,770,183	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	$8,770,183
Total Short-Term Investments (Cost: $8,770,183) – 1.0%		8,770,183
Securities Lending Collateral – 2.9%
27,065,053	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (d)	27,065,053
Total Securities Lending Collateral (Cost: $27,065,053)		27,065,053
Total Investments (Cost: $468,580,172)(e) – 102.9%		938,815,342
Obligation to Return Collateral for Securities Loaned – (2.9)%		(27,065,053)
Cash and Other Assets Less Liabilities – —% (f)		392,562
Net Assets – 100.0%		$912,142,851

ADR = American Depositary Receipts

Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2013. The total market value of securities on loan at December 31, 2013 was $26,518,745.

(c)  On December 31, 2013, the market value of foreign securities represented 2.38% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Netherlands	$8,974,650	0.99
Israel	8,869,125	0.97
India	3,834,250	0.42
Total Foreign Portfolio	$21,678,025	2.38

(d)  Investment made with cash collateral received from securities lending activity.

(e)  At December 31, 2013, for federal income tax purposes, the cost of investments was $470,663,358 and net unrealized appreciation was $468,151,984 consisting of gross unrealized appreciation of $478,152,296 and gross unrealized depreciation of $10,000,312.

(f)  Rounds to less than 0.1%.

See accompanying notes to financial statements.
11

Wanger USA  2013 Annual Report

Wanger USA

Statement of Investments, December 31, 2013

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of December 31, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$234,753,804	$—	$—	$234,753,804
Industrial Goods & Services	181,808,268	—	—	181,808,268
Finance	143,239,317	—	—	143,239,317
Consumer Goods & Services	142,109,108	—	—	142,109,108
Health Care	100,714,860	—	—	100,714,860
Other Industries	50,612,049	—	—	50,612,049
Energy & Minerals	49,742,700	—	—	49,742,700
Total Equities	902,980,106	—	—	902,980,106
Total Short-Term Investments	8,770,183	—	—	8,770,183
Total Securities Lending Collateral	27,065,053	—	—	27,065,053
Total Investments	$938,815,342	$—	$—	$938,815,342

  There were no transfers of financial assets between levels 1 and 2 during the period.

See accompanying notes to financial statements.
12

Wanger USA  2013 Annual Report

Statement of Assets and Liabilities
December 31, 2013

Assets:
Investments, at cost	$468,580,172
Investments, at value (including securities on loan of $26,518,745)	$938,815,342
Receivable for:
Investments sold	442,292
Fund shares sold	1,019
Securities lending income	95,012
Dividends	1,019,663
Trustees' deferred compensation plan	123,748
Prepaid expenses	16,209
Total Assets	940,513,285
Liabilities:
Collateral on securities loaned	27,065,053
Payable for:
Investments purchased	119,686
Fund shares redeemed	915,527
Investment advisory fee	21,413
Administration fee	1,246
Transfer agent fee	2
Trustees' fees	995
Custody fee	6,173
Reports to shareholders	68,672
Chief compliance officer expenses	2,052
Trustees' deferred compensation plan	123,748
Other liabilities	45,867
Total Liabilities	28,370,434
Net Assets	$912,142,851
Composition of Net Assets:
Paid-in capital	$339,869,785
Overdistributed net investment income	(117,058)
Accumulated net realized gain	102,154,954
Net unrealized appreciation (depreciation) on:
Investments	470,235,170
Net Assets	$912,142,851
Fund Shares Outstanding	22,178,604
Net asset value, offering price and redemption price per share	$41.13

Statement of Operations
For the Year Ended December 31, 2013

Investment Income:
Dividends (net foreign taxes withheld of $26,287)	$6,720,404
Income from securities lending—net	464,319
Total Investment Income	7,184,723
Expenses:
Investment advisory fee	7,379,494
Transfer agent fees	666
Administration fee	428,839
Trustees' fees	31,930
Custody fees	20,474
Reports to shareholders	190,262
Audit fees	43,211
Legal fees	79,702
Chief compliance officer expenses	24,898
Commitment fee for line of credit (Note 5)	5,091
Other expenses	31,324
Total Expenses	8,235,891
Net Investment Loss	(1,051,168)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	105,713,380
Net realized gain	105,713,380
Net change in unrealized appreciation (depreciation) on:
Investments	143,376,891
Net change in unrealized appreciation	143,376,891
Net realized and unrealized gain	249,090,271
Net Increase in Net Assets from Operations	$248,039,103

See accompanying notes to financial statements.
13

Wanger USA  2013 Annual Report

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
Operations:
Net investment income (loss)	$(1,051,168)	$3,561,029
Net realized gain (loss) on:
Investments	105,713,380	75,265,335
Net change in unrealized appreciation (depreciation) on:
Investments	143,376,891	65,032,346
Net Increase in Net Assets from Operations	248,039,103	143,858,710
Distributions to Shareholders From:
Net investment income	(1,173,697)	(2,425,860)
Net realized gains	(74,442,456)	(39,051,960)
Total Distributions to Shareholders	(75,616,153)	(41,477,820)
Share Transactions:
Subscriptions	24,527,584	29,722,426
Distributions reinvested	75,616,153	41,477,820
Redemptions	(142,645,763)	(148,920,836)
Net Decrease from Share Transactions	(42,502,026)	(77,720,590)
Total Increase in Net Assets	129,920,924	24,660,300
Net Assets:
Beginning of period	782,221,927	757,561,627
End of period	$912,142,851	$782,221,927
Undistributed (Overdistributed) net investment income	$(117,058)	$1,047,346

See accompanying notes to financial statements.
14

Wanger USA  2013 Annual Report

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year.

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2013	2012		2011		2010		2009
Net Asset Value, Beginning of Period	$33.84	$29.80		$33.86		$27.45		$19.30
Income from Investment Operations:
Net investment income (loss)	(0.05)	0.15		(0.13)		(0.10)		(0.06)
Net realized and unrealized gain (loss)	10.79	5.63		(0.82)		6.51		8.21
Total from Investment Operations	10.74	5.78		(0.95)		6.41		8.15
Less Distributions to Shareholders:
Net investment income	(0.06)	(0.11)		—		—		—
Net realized gains	(3.39)	(1.63)		(3.11)		—		—
Total Distributions to Shareholders	(3.45)	(1.74)		(3.11)		—		—
Net Asset Value, End of Period	$41.13	$33.84		$29.80		$33.86		$27.45
Total Return	33.75%	20.02	%(a)	(3.49	)%(a)	23.35	%(a)	42.23%
Ratios to Average Net Assets/Supplemental Data:
Total gross expenses (b)	0.96%	0.96%		0.94%		0.98	%(c)	0.98%
Total net expenses (b)	0.96%	0.96	%(d)	0.93	%(d)	0.97	%(c)(d)	0.98	%(d)
Net investment income (loss)	(0.12)%	0.45%		(0.40)%		(0.35)%		(0.29)%
Portfolio turnover rate	15%	12%		10%		27%		30%
Net assets, end of period (000s)	$912,143	$782,222		$757,562		$911,424		$1,277,154

Notes to Financial Highlights

(a)  Had the investment manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests, if any. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.
15

Wanger USA  2013 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger USA (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual funds and exchange traded funds are valued at their closing net asset value as reported to the applicable exchange. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund estimates the tax character of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent, and borrower rebates. The Fund's investment manager, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some or all of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2013, is included in the Statement of Operations.

The following table presents the Fund's gross and net amount of assets available for offset under a securities lending agreement as well as the related collateral received by the Fund as of December 31, 2013:

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Recognized Assets	Statement of Assets and Liabilities	Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Received	Securities Collateral Received	Net Amount (b)
Securities loaned	$26,518,745	$—	$26,518,745	$—	$26,518,745	$—	$—

(a)  Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)  Represents the net amount due from counterparties in the event of default.

16

Wanger USA  2013 Annual Report

Notes to Financial Statements, continued

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2013, permanent book and tax basis differences resulting primarily from distribution reclassifications, net operating loss reclassification and re-characterization of distributions for investments were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
$1,060,461	$(1,060,462)	$1

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

	December 31, 2013	December 31, 2012
Ordinary Income*	$1,467,670	$2,425,860
Long-Term Capital Gains	74,148,483	39,051,960

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
$1,494,710	$102,743,430	$468,151,984

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions with Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	0.94%
$100 million to $250 million	0.89%
$250 million to $2 billion	0.84%
$2 billion and over	0.80%

For the year ended December 31, 2013, the effective investment advisory fee rate was 0.86% of the Fund's average daily net assets.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the year ended December 31, 2013, the effective administration fee rate was 0.05% of the Fund's average daily net assets. Columbia Management provides certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent to the Fund. For its services,

17

Wanger USA  2013 Annual Report

Notes to Financial Statements, continued

the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

5.  Borrowing Arrangements

During the year ended December 31, 2013, the Trust participated in a credit facility with JPMorgan Chase Bank, N.A., along with Columbia Acorn Trust, another trust managed by CWAM, in the amount of $150 million prior to January 11, 2013, $200 million for the period January 11, 2013 through July 21, 2013, and $150 million thereafter. The credit facility was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed as a part of "Commitment fee for line of credit" in the Statement of Operations. The Trust expects to renew this line of credit for one year durations in July at then current market rates and terms.

No amounts were borrowed for the benefit of the Fund during the year ended December 31, 2013.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year ended December 31, 2013	Year ended December 31, 2012
Shares sold	666,599	900,062
Shares issued in reinvestment of dividend distributions	2,203,910	1,353,693
Less shares redeemed	(3,806,028)	(4,560,981)
Net increase (decrease) in shares outstanding	(935,519)	(2,307,226)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2013, were $126,895,122 and $256,164,856, respectively.

8.  Shareholder Concentration

At December 31, 2013, one unaffiliated shareholder account owned 18.85% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 54.82% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

9.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

10.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

18

Wanger USA  2013 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger USA:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger USA (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 18, 2014

19

Wanger USA  2013 Annual Report

Federal Income Tax Information (Unaudited)

The Fund hereby designates the following tax attributes in the fiscal year ended December 31, 2013.

Tax Designations
Dividends Received Deduction	100.00%
Capital Gain Dividend	$107,927,816
Foreign Taxes Paid	$0
Foreign Source Income	$0

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

20

Wanger USA 2013 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Each trustee may serve a term of unlimited duration. The Trust's By-laws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the four series of Wanger Advisors Trust and for each of the eight series of Columbia Acorn Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2013	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust:
Laura M. Born, 48, Trustee and Chair	2007	Adjunct Associate Professor of Finance, University of Chicago Booth School of Business; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker/dealer) 2002-2007.	12	Columbia Acorn Trust; Carlson Wagonlit Travel, B.V.
Michelle L. Collins, 53, Trustee	2008	President, Cambium LLC (financial and business advisory firm) since 2007; Advisory Board Member, Svoboda Capital Partners LLC (private equity firm) since 2007.	12

Columbia Acorn Trust; Integrys Energy Group, Inc. (public utility); Molex, Inc. (electronics components manufacturer) 2003-2012; Bucyrus International, Inc. (manufacturer of mining equipment) 2009-2011.

Maureen M. Culhane, 65, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007, and Vice President (Consultant) — Strategic Relationship Management, Goldman Sachs & Co., 1999-2005.	12	Columbia Acorn Trust
Margaret M. Eisen, 60, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; Managing Director, CFA Institute, 2005-2008.	12	Columbia Acorn Trust; Burnham Investors Trust; Antigenics, Inc. (biotechnology and pharmaceuticals) 2003-2009.
John C. Heaton, 54, Trustee	2010	Deputy Dean for Faculty, University of Chicago Booth School of Business; Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since 2000.		Columbia Acorn Trust
Steven N. Kaplan, 54, Trustee and Vice Chair	1999	Neubauer Family Distinguished Service Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business; faculty member of the University of Chicago Booth School of Business since 1998.	12	Columbia Acorn Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).

21

Wanger USA 2013 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2013	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust: (continued)
David J. Rudis, 60, Trustee	2010	Retired. National Checking and Debit Executive, and Illinois President, Bank of America, 2007 – 2009; President, Consumer Banking Group, LaSalle National Bank, 2004 – 2007.	12	Columbia Acorn Trust
David B. Small, 57, Trustee	2010	Managing Director, Grosvenor Capital Management, L.P. (investment adviser) since 1994; Adjunct Associate Professor of Finance, University of Chicago Booth School of Business.	12	Columbia Acorn Trust
Trustees who are interested persons of Wanger Advisors Trust:
Charles P. McQuaid, 60, Trustee and President (1), (2)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; associated with CWAM or its predecessors as an investment professional since 1978.	12	Columbia Acorn Trust
Trustee Emeritus
Ralph Wanger, 79, Trustee Emeritus (3)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992 – September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003 – September 2005.	12	Columbia Acorn Trust
Officers of Wanger Advisors Trust:
Robert A. Chalupnik, 47, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2000; Vice President Columbia Acorn Trust and Wanger Advisors Trust since May 2011.	12	N/A
Michael G. Clarke, 44, Assistant Treasurer	2004	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; Senior officer, Columbia Funds and affiliated funds since 2002.	12	N/A
Joseph F. DiMaria, 44, Assistant Treasurer	2010	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 – April 2010.	12	N/A
P. Zachary Egan, 44, Vice President (2)	2003	Director of International Research, CWAM or its predecessors since December 2004; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2007; portfolio manager and/or analyst, CWAM or its predecessors, since 1999.	12	N/A
Fritz Kaegi, 42, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2004; Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	N/A
John Kunka, 43, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM since 2006.	12	N/A
Stephen Kusmierczak, 46, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	N/A
Joseph C. LaPalm, 44, Vice President	2006	Chief Compliance Officer, CWAM since 2005.	12	N/A

22

Wanger USA 2013 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2013	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Officers of Wanger Advisors Trust: (continued)
Bruce H. Lauer, 56, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors since April 2000; Vice President, Secretary and Treasurer, (Chief Financial and Accounting Officer), Columbia Acorn Trust and Wanger Advisors Trust since 1995; formerly, Director, Wanger Investment Company PLC; formerly, Director, Banc of America Capital Management (Ireland) Ltd.; and formerly, Director, Bank of America Global Liquidity Funds, PLC.	12	N/A
Louis J. Mendes III, 49, Vice President	2003	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	12	N/A
Robert A. Mohn, 52, Vice President (2)	1997	Director of Domestic Research, CWAM or its predecessors since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 1997; portfolio manager and/or analyst, CWAM or its predecessors since August 1992.	12	N/A
Christopher J. Olson, 49, Vice President	2001	Portfolio manager and/or analyst, CWAM or its predecessors, since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2001.	12	N/A
Christopher O. Petersen, 44, Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly, Vice President and Group Counsel or Counsel, April 2004 – January 2010); officer, Columbia Funds and affiliated funds since 2007.	12	N/A
Scott R. Plummer, 54, Assistant Secretary	2010

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (or its predecessors) since June 2005; Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014, Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012, and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (or its predecessors) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc., 2006 – 2010; Senior officer, Columbia Funds and affiliated funds since 2006.

			12	N/A
Robert P. Scales, 61, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	12	N/A
Andreas Waldburg-Wolfegg, 47, Vice President	2011	Portfolio Manager and/or analyst of CWAM since 2002; Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	N/A
Linda Roth-Wiszowaty, 44, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	12	N/A

*  Dates prior to April 1992 correspond to the date of first election or appointment as a trustee or officer of The Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.

(1)  Mr. McQuaid is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940, because he is an officer of the Trust and of CWAM.

(2)  Effective March 31, 2014, Mr. McQuaid expects to step down from his current role as President and Chief Investment Officer of CWAM. Effective April 1, 2014 it is expected that Mr. Mohn will become the Domestic Chief Investment Officer of CWAM and Mr. Egan will become the President and International Chief Investment Officer of CWAM.

(3)  As permitted under the Wanger Advisors Trust's By-Laws, Mr. Wanger serves as a non-voting Trustee Emeritus of the Trust.

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Wanger USA 2013 Annual Report

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24

Wanger USA 2013 Annual Report

Columbia Wanger Funds

Columbia Wanger Funds

Trustees

Laura M. Born
Chair of the Board

Steven N. Kaplan
Vice Chair of the Board

Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
John C. Heaton
Charles P. McQuaid
David J. Rudis
David B. Small
Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid
President

Robert A. Chalupnik
Vice President

Michael G. Clarke
Assistant Treasurer

Joseph F. DiMaria
Assistant Treasurer

P. Zachary Egan
Vice President

Fritz Kaegi
Vice President

John M. Kunka
Assistant Treasurer

Stephen Kusmierczak
Vice President

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Secretary and Treasurer

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Christopher O. Petersen
Assistant Secretary

Scott R. Plummer
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer,
Senior Vice President and
General Counsel

Andreas Waldburg-Wolfegg
Vice President

Linda K. Roth-Wiszowaty
Assistant Secretary

Investment Manager

Columbia Wanger Asset Management,LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O.Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This document contains Global Industry Classification

Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on our website, columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 to 40 days after each month end.

25

Columbia Wanger Funds

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1466 E (2/14) 815627

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Michelle L. Collins, a member of the registrant’s Board of Trustees and Audit Committee, qualifies as an audit committee financial expert.  Ms. Collins is an independent trustee, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$104,200	$100,900

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$18,200	$17,700

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2013 and 2012, Audit-Related Fees consist of agreed-upon procedures performed for other audit-related additional testing.

During the fiscal years ended December 31, 2013 and December 31, 2012, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$26,000	$25,500

Tax Fees incurred in both fiscal years 2013 and 2012 relate to the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2013 and December 31, 2012, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2013 and December 31, 2012 are as follows:

2013	2012
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$135,000	$140,000

In both fiscal years 2013 and 2012, All Other Fees consist of professional services rendered for internal control reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant’s Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”) and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”).  A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee’s regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2013 and December 31, 2012 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$179,200	$183,200

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Wanger Advisors Trust

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	February 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	February 18, 2014

By (Signature and Title)	/s/ Bruce H. Lauer
Bruce H. Lauer, Treasurer

Date	February 18, 2014